   As filed with the Securities and Exchange Commission on February 27, 1996
                        File Nos. 33-62470 and 811-7704


                     SECURITIES  AND  EXCHANGE  COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 7                                              /X/

                                      and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 9                                                             /X/

                              -------------------

                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

            101 Montgomery Street, San Francisco, California  94104
            -------------------------------------------------------
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000
                                 --------------

                         Timothy F. McCarthy, President
                              Schwab Capital Trust
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                    (Name and Address of Agent for Service)

                          Copies of communications to:

Martin E. Lybecker, Esq.              Frances Cole, Esq.
Ropes & Gray                          Charles Schwab Investment Management, Inc.
1301 K Street, NW, Suite 800 East     101 Montgomery Street
Washington, D.C.  20005               San Francisco, CA  94104


It is proposed that this filing will become effective (check appropriate box)
    /   /        Immediately upon filing pursuant to paragraph (b)
    / X /        On February 28, 1996 pursuant to paragraph (b)
    /   /        60 days after filing pursuant to paragraph (a)(1)
    /   /        On (date) pursuant to paragraph (a)(1)
    /   /        75 days after filing pursuant to paragraph (a)(2)
    /   /        On (date) pursuant to paragraph (a)(2) of Rule 485
if appropriate, check appropriate box:
    /   /        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


DECLARATION PURSUANT TO RULE 24f-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933, as amended. The Rule 24f-2 Notice for Registrant's fiscal year ending October 31, 1995 was filed on December 18, 1995.

                                     PART A

                              SCHWAB CAPITAL TRUST


         The information required by Items 1 through 9 for the Schwab Asset Director (R)--High Growth Fund, the Schwab Asset Director(R)--Balanced Growth Fund and the Schwab Asset Director(R)--Conservative Growth Fund, three separate portfolios of Registrant, is hereby incorporated by reference to the Prospectuses for these portfolios filed with the Securities and Exchange Commission under Rule 497(e) on December 11, 1995.

                             CROSS REFERENCE SHEET


                              SCHWAB CAPITAL TRUST
                      SCHWAB INTERNATIONAL INDEX FUND(TM)

Part A Item                                              Prospectus Caption
-----------                                              ------------------
Cover Page                                               Cover Page

Synopsis                                                 Summary of Expenses; Key Features of the Fund

Condensed Financial Information                          Financial Highlights; How the Fund Shows
                                                         Performance

General Description of Registrant                        Matching the Fund to Your Investment Needs;
                                                         General Information; Investment Objective, Policies
                                                         and Risks; The Schwab International Index

Management of the Fund                                   Management of the Fund

Management's Discussion of Fund Performance              Discussion Included in Annual Report

Capital Stock and Other Securities                       General Information; Distributions and Taxes;
                                                         Shareholder Guide

Purchase of Securities Being Offered                     Share Price Calculation; Shareholder Guide

Redemption or Repurchase                                 Shareholder Guide; Other Important Information

Pending Legal Proceedings                                Inapplicable

SCHWAB INTERNATIONAL INDEX FUND(TM)
--------------------------------------------------------------------------------

PROSPECTUS February 28, 1996



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.



THE SCHWAB INTERNATIONAL INDEX FUND (the "Fund") attempts to track the price and dividend performance (total return) of the Schwab International Index(R) (the "Index"), an index created by Schwab to represent the performance of common stocks and other equity securities including preferred stocks, rights and warrants ("Stocks") issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. The Fund will attempt to achieve its objective by investing substantially all of its assets in the Stocks that comprise the Index, in approximately the same proportion as the constituent companies (or "issuers") are represented in the Index. The Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information, dated February 28, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


     KEY FEATURES OF THE FUND......................................................     2
     SUMMARY OF EXPENSES...........................................................     3
     FINANCIAL HIGHLIGHTS..........................................................     5
     MATCHING THE FUND TO YOUR INVESTMENT NEEDS....................................     6
     INVESTMENT OBJECTIVE, POLICIES AND RISKS......................................     6
     THE SCHWAB INTERNATIONAL INDEX................................................    11
     MANAGEMENT OF THE FUND........................................................    12
     DISTRIBUTIONS AND TAXES.......................................................    14
     SHARE PRICE CALCULATION.......................................................    15
     HOW THE FUND SHOWS PERFORMANCE................................................    16
     TAX-ADVANTAGED RETIREMENT PLANS...............................................    17
     GENERAL INFORMATION...........................................................    17
     SHAREHOLDER GUIDE.............................................................    18
       HOW TO PURCHASE SHARES......................................................    18
       HOW TO SELL OR EXCHANGE SHARES..............................................    22
     SCHWAB AUTOMATIC INVESTMENT PLAN..............................................    23
     OTHER IMPORTANT INFORMATION...................................................    24


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUND


PERFORMANCE. The investment objective of the Schwab International Index Fund(TM) is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R) (the "Index"), an index created to represent the performance of common stocks and other equity securities including preferred stocks, rights and warrants ("Stocks") issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. (See "The Schwab International Index.") The Fund will attempt to achieve its objective by investing substantially all of its assets in the Stocks that comprise the Index, in approximately the same proportions as the constituent companies (or "issuers") are represented in the Index. (See "Investment Objective, Policies and Risks.")



DIVERSIFICATION AND RISK. The Fund seeks to invest in substantially all of the Stocks of the 350 companies that make up the Index. This level of diversification reduces the risk (typically, a decline in the value of individual securities) associated with investments in individual securities because the Fund's investments will be spread over a range of industries and issuers from various countries as opposed to being concentrated in a few individual securities. Internationally diversified investors have historically reduced their overall risk and at the same time earned significantly higher returns. International Stocks may have greater price volatility and illiquidity than U.S. Stocks. In addition, certain investment strategies such as foreign currency exchange transactions and trading in options and futures may involve increased risks to the Fund. (See "Investment Objective, Policies and Risks.")



LOW MINIMUM INVESTMENT. Investors can begin their investment program in the Fund with as little as $1,000. Subsequent investments can be made with only $100.



LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:


       - no sales charges;

       - an index fund management strategy designed to minimize overall operating expenses; and


       - the guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will, through at least February 28, 1997, not exceed 0.69% of the Fund's average daily net assets. (See "Management of the Fund.")


MINIMIZATION OF CURRENT CAPITAL GAINS TAX LIABILITY. The Fund's investment policies are designed to minimize current capital gains tax liability. (See "Distributions and Taxes.")


PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds had aggregate net assets of approximately $33 billion. (See "Management of the Fund.")

SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How to Purchase Shares" and "How to Sell or Exchange Shares.")



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Automatic Investment Plan," visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day.)



CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")



NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Fund.")


SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........................................................    None
  Sales Load on Reinvested Dividends................................................    None
  Deferred Sales Load...............................................................    None
  Early Withdrawal Fee 1............................................................   0.75%
  Exchange Fee......................................................................    None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Management Fee (after fee reduction) 2............................................   0.40%
  12b-1 Fees........................................................................    None
  Other Expenses (after fee reduction and expense reimbursement) 3..................   0.29%
TOTAL FUND OPERATING EXPENSES (AFTER FEE REDUCTION AND EXPENSE REIMBURSEMENT) 3, 4..   0.69%



1 Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company (the "Trust Company") and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.

2 This amount has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least February 28, 1997. If there were no such reduction, the maximum management fee would be 0.70% of the Fund's average daily net assets.



3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least February 28, 1997, the total fund operating expenses for the Fund will not exceed 0.69% of the Fund's average daily net assets. Without the guarantees on total fund operating expenses in effect for the fiscal year ended October 31, 1995 (0.95% of the Fund's average daily net assets through June 30, 1995, and 0.69% through October 31, 1995), other expenses and total fund operating expenses would have been 0.52% and 1.22%, respectively, of the Fund's average daily net assets.



4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares--Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")


EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each period:

                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 ------     -------     -------     --------
                   $7         $22         $38          $86


THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified for the time period referred to in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS


Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.



                                                                                  FOR THE PERIOD
                                                         FOR THE YEAR ENDED      SEPTEMBER 9, 1993
                                                            OCTOBER 31,            (COMMENCEMENT
                                                        --------------------      OF OPERATIONS)
                                                          1995        1994      TO OCTOBER 31, 1993
                                                        --------    --------    -------------------
Net asset value at beginning of period...............   $  10.89    $  10.15         $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................       0.14        0.11              0.03
  Net realized and unrealized gain on investments and
     foreign currency transactions...................       0.22        0.69              0.12
                                                        --------    --------         ---------
  Total from investment operations...................       0.36        0.80              0.15
LESS DISTRIBUTIONS
  Dividends from net investment income...............      (0.12)      (0.04)               --
  Distributions from realized gain on investments....         --       (0.02)               --
                                                        --------    --------         ---------
  Total distributions................................      (0.12)      (0.06)               --
                                                        --------    --------         ---------
Net asset value at end of period.....................   $  11.13    $  10.89         $   10.15
                                                        =========   =========        =========
Total return(%)......................................       3.35        7.89              1.50
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)...................   $179,612    $142,355         $ 106,085
  Ratio of expenses to average net assets(%).........       0.85        0.90              0.60*
  Ratio of net investment income to average net
     assets(%).......................................       1.45        1.14              2.15*
  Portfolio turnover rate(%).........................          0           6                 2



Notes:


The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995, 1994 and 1993, would have been 1.22%, 1.30% and 2.10%*, respectively, and the ratio of net investment income to average net assets would have been 1.08%, 0.74% and 0.65%*, respectively.


On June 30, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

   * Annualized

MATCHING THE FUND TO YOUR INVESTMENT NEEDS

The Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used to supplement and diversify a domestic equity portfolio.

As a complement to a domestic equity portfolio, the Fund offers a convenient way to invest a portion of your assets internationally, while at the same time achieving a level of diversification of countries and companies that would be difficult and costly to achieve with individual securities. Internationally diversified investors have historically reduced their risk and at the same time earned significantly higher returns.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
-------------------------------------------------------------------------

THE FUND IS DESIGNED TO TRACK THE PERFORMANCE OF THE SCHWAB INTERNATIONAL INDEX(R).

-------------------------------------------------------------------------


The Fund is a diversified investment portfolio of the Trust, an open-end management investment company. The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index, an index created to represent the performance of Stocks issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. As a matter of fundamental policy, the Fund will invest at least 65% of its total assets in common stocks and other equity securities including preferred stocks, rights and warrants of companies located in at least three countries other than the U.S. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and restrictions, unless otherwise noted, are non-fundamental and may be changed by the Board of Trustees. (See "Investment Restrictions" in the Statement of Additional Information.) While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.

-----------------------------------------------------

THE FUND FOLLOWS AN "INDEXING" OR "PASSIVE" STRATEGY.

-----------------------------------------------------


The Fund follows an "indexing" or "passive" strategy under which Stocks are purchased or sold only in order to match the composition of the Index. Accordingly, the Investment Manager generally does not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.

------------------------------------------------------------------------------

THE FUND IS MANAGED TO MINIMIZE COSTS AND INCREASE SHAREHOLDERS' TOTAL RETURN.

------------------------------------------------------------------------------


The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after tax return, especially if you are in a high tax bracket.



The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1995 and 1994 were 0% and 6%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.

To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e.,"rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular Stock or a group of Stocks from a particular country to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will engage in these practices only to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.

-------------------------------------------------------------------
THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS.
-------------------------------------------------------------------


Under normal market conditions, the Fund will invest at least 80% of its total assets in Stocks that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the Stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Moreover, to avoid any potential conflict of interest, the Fund will not purchase securities of issuers with which it is affiliated. To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may purchase Stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.



It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select Index Stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that Stock in the Index.

------------------------------------------------

FUND PERFORMANCE SHOULD TRACK THAT OF THE INDEX.

------------------------------------------------


While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the international securities markets and the Index itself are expected by the Investment Manager to account for any differences between the Fund's performance and that of the Index.



Over the long term, the Investment Manager seeks a correlation between the performance of the Fund and that of the Schwab International Index(R) of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors the correlation between Fund and Index performance on a regular basis. In the unlikely event that a correlation of 0.9 or better is not achieved, the Board of Trustees will consider alternative arrangements.

--------------------------------------------------------
INTERNATIONAL STOCKS MAY HAVE LESS LIQUIDITY AND GREATER
PRICE VOLATILITY THAN U.S. STOCKS.
--------------------------------------------------------


Because the Fund will be invested primarily in international equity securities, its price volatility may be even greater than if it were invested in U.S. equity securities. When the Fund invests in such securities, they usually will be denominated in a foreign currency, and the Fund may temporarily hold foreign currencies. Thus, the value of the Fund's shares will be affected by changes in currency exchange rates. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political factors. Changes in the foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. Accordingly, the Fund's ability to achieve its investment objective will depend, to some extent, on favorable exchange rates.



Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on the Fund's security holdings, which may reduce dividend income payable to shareholders; the possibility of expropriation, nationalization or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability which could affect U.S. investment in foreign countries; and potential restrictions on the flow of international capital.



As a fundamental policy, the Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.



Because of the risks associated with international equity investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program, but should also hold securities with different risk characteristics including other mutual funds or portfolios of individual securities, U.S. common stocks, bonds and money market instruments.

---------------------------------------------------
THE FUND MAY PURCHASE SECURITIES ASIDE FROM STOCKS.
---------------------------------------------------


The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances, and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical ratings organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. The Investment Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

----------------------------------------------------
THE FUND MAY UTILIZE FUTURES AND OPTIONS STRATEGIES.
----------------------------------------------------


The Fund may also purchase futures contracts on stocks and stock indices and options contracts (including options on futures contracts) to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient Stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. The Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. The value of all futures contracts on stocks and stock indices and options contracts is not to exceed 10% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.



Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.



The risk of loss in trading futures contracts and options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures contract or an option may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures contracts and options, the Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.

CURRENCY HEDGING. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").


For transaction hedging purposes, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund arising in connection with the purchase or sale of its portfolio securities. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, and the transaction's settlement date. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or against an increase in the value of currency for securities which the Fund expects to purchase).


When it engages in portfolio and/or transaction hedging, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.


Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the prices of the underlying securities that the Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.


For further information on currency forward and futures contracts and foreign currency options, see "Investment Securities" in the Statement of Additional Information.
--------------------------
THE FUND MAY BORROW MONEY.
--------------------------


The Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets. The Fund's borrowing policy is fundamental.

----------------------------------------------------
THE FUND MAY LEND ITS SECURITIES TO GENERATE INCOME.
----------------------------------------------------


To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the market value of the loaned securities plus accrued interest. (For more information regarding securities lending, see "Other Investment Policies--Loans of Portfolio Securities" in the Statement of Additional Information.)



THE SCHWAB INTERNATIONAL INDEX(R)

-------------------------------------
THE INDEX HAS SET INCLUSION CRITERIA.
-------------------------------------


To be included in the Index, a company must satisfy all of the following criteria:



1. it must be an "operating company" (i.e., not an investment company) whose principal trading market is in a country with major developed securities markets outside the United States;



2. a liquid market for its shares must exist;



3. its market value must place it among the top 350 such companies as measured by market capitalization, provided that the total of all companies from any country may not exceed 35% of the Index on a rebalancing date.



A particular Stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market value of the Index. As of January 31, 1996 the aggregate market capitalization of Index Stocks was approximately $3.8 trillion.

-----------------------------------------
SCHWAB DEVELOPED AND MAINTAINS THE INDEX.
-----------------------------------------


The Index, which as of January 31, 1996 represented approximately 37% of the total market value of all publicly traded non-United States companies, was developed in 1993 and is maintained by Schwab to represent the total return of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States. Currently the countries included in the Index are Australia, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index serves as a standard of comparison for the Fund's performance. Schwab receives no compensation from the Fund for maintaining the Index.

------------------------------------------------------------
SCHWAB CALCULATES AND REPORTS THE INDEX'S PERFORMANCE DAILY.
------------------------------------------------------------


The Index's performance (i.e., the market value of all Index Stocks in U.S. dollars) is calculated and made available each Business Day by Schwab. The total return of the Index is computed monthly

(using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.

---------------------------------------------------------
SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX.
---------------------------------------------------------


Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Index at least semi-annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the large, publicly traded international company equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.


MANAGEMENT OF THE FUND


Responsibility for overall management of the Fund rests with the Trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to providing day-to-day portfolio management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds had aggregate net assets of approximately $33 billion.



Pursuant to separate agreements, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Fund ("Schwab" or the "Transfer Agent"). Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (including associated tax consequences), responding to daily inquiries, effecting the transfer of the Fund's shares and facilitating effective cash management of shareholders' account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate to provide the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of

The Charles Schwab Corporation and, as of January 31, 1996, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



Geri Hom is the portfolio manager of the Fund. She joined Schwab in March 1995 as Portfolio Manager--Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with combined assets of over $1.7 billion in assets. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.



Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.



Please see the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 for a discussion by the Investment Manager of the Fund's performance.


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THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT TOTAL FUND OPERATING EXPENSES WILL NOT EXCEED 0.69% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH AT LEAST FEBRUARY 28, 1997.

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FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.70% of the Fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.40% of the Fund's average daily net assets through at least February 28, 1997. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.69% of the Fund's average daily net assets through at least February 28, 1997. This expense limit will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the fiscal year ended October 31, 1995, the Fund paid investment management fees and total operating expenses of 0.43% and 0.85%, respectively, of the Fund's average daily net assets.



For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. State Street Bank and Trust Company is the Fund's custodian.



The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. The expenses will generally be allocated among the Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class will be charged to that Fund or class.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or another qualified affiliated broker or dealer to execute the Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------
THE FUND WILL DECLARE AND PAY DIVIDENDS ANNUALLY.
-------------------------------------------------


DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees. All distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise.



FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.



Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund, including any foreign taxes paid by the Fund and passed through, as described below.



Dividends and distributions paid by the Fund are not eligible for the dividends-received deduction for corporate shareholders if, as expected, none of the Fund's income consists of dividends paid by United States corporations.



Income received by the Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the Fund is permitted to elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes (subject to certain limitations described in Code section 904), but not both. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.



The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation. Different tax consequences may result if the foreign shareholder is engaged in a U.S. trade or business or is present in the U.S. for more than 183 days during the year. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.



The Fund may inadvertently invest in non-U.S. corporations which would be treated as Passive Foreign Investment Companies ("PFICs") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the Fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the Fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Fund's economic return.



Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as ordinary dividends and capital gain distributions.



The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors should consult their tax advisers with specific reference to their own tax situations.


SHARE PRICE CALCULATION
------------------------------------------------
THE FUND SELLS ITS SHARES FREE OF SALES CHARGES.
------------------------------------------------


The price of a single Fund share on any given day is the Fund's net asset value per share or "NAV." This amount is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of shares outstanding and is expressed in U.S. dollars by translating the Fund's assets using the bid price for the U.S. dollar, as quoted by generally recognized, reliable sources. The Fund's NAV is determined on each day the New York Stock

Exchange is open for trading (a "Business Day") at 4:00 p.m., Eastern time. The Fund's NAV will fluctuate, and Fund shares are not insured against reduction in net asset value. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent. (See "Share Price Calculation" in the Statement of Additional Information.)



The Fund values its portfolio securities daily based on their market value. Each security held by the Fund which is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. If extraordinary events that materially affect the value of the investments of the Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" (as described above).


HOW THE FUND SHOWS PERFORMANCE
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THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN.
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From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.


The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.



The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R), the Schwab International Index(R), the Schwab Small-Cap Index(TM) and the Standard & Poor's 500 Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.



Additional performance information is included in the Fund's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD or from your local Schwab office.

TAX-ADVANTAGED RETIREMENT PLANS
-------------------------------------------------------------

RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND
MAY BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM.

-------------------------------------------------------------

Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.


SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.


SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.


SCHWAB CORPORATE RETIREMENT PLANS. A well-designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day, for more information.


GENERAL INFORMATION


ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on May 7, 1993 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more investment portfolios or series ("Series"). Currently, shares of six Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing Trustees, changing fundamental policies, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of Trustees.

SHAREHOLDER GUIDE
------------------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE SHAREHOLDER
SERVICE AND INFORMATION.
------------------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as exchange requests at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Fund and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions and tape recording telephone transactions.


Investors should be aware that telephone transactions may be difficult during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed below to place their orders.



To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.



You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional information or contact such designated entity.


HOW TO PURCHASE SHARES
---------------------------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUND THROUGH A SCHWAB BROKERAGE,
SCHWAB ONE(R), IRA, TRUST OR KEOGH ACCOUNT.
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If you purchase Fund shares through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares, that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.



You may purchase Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.



If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab account application (available by calling 800-2 NO-LOAD or contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should call their local Schwab office to determine which additional forms may be necessary to open a Schwab account.


You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy Fund shares using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.



PURCHASING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also purchase shares of the Fund through an account maintained with the Trust Company. Payment for shares must be made directly to the Trust Company, and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.



SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

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YOUR INITIAL FUND INVESTMENT MAY BE AS LOW AS $1,000.

ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.
-------------------------------------------------------------


MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial Fund investment may be as low as $1,000 ($500 for IRAs, certain other retirement plans and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



Schwab reserves the right to waive these minimums for clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.

---------------------------------------------

SHARES WILL BE PURCHASED AFTER YOU HAVE FUNDS
AVAILABLE IN YOUR SCHWAB ACCOUNT.

---------------------------------------------


WHEN SHARES WILL BE PURCHASED. You must have funds available in your account in order to purchase Fund shares through your Schwab account. If funds (including those which are transmitted by wire) are received by Schwab before the time the Fund's NAV is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.


BY PHONE:


  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL:


  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.



  Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should:



       - reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);


       - specify the name of the Fund and the dollar amount of shares you would like purchased; and


       - (initial share purchases only) select one of the distribution options listed below and on the following page.



ELECTRONICALLY:



  For more information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.


IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:


  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")

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YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS.
-----------------------------------------------


SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Fund. If you already are a Fund shareholder and wish to change your distribution option, please call your local Schwab office for assistance.



  1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gain distributions will be reinvested in additional Fund shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.



  2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and capital gain distributions will be reinvested in additional shares.


  3. ALL CASH: Dividends and any capital gain distributions will both be paid in cash.


Dividends and distributions subject to reinvestment will be invested at the NAV next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information--Wire Transfers To Your Bank."



OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

HOW TO SELL OR EXCHANGE SHARES

------------------------------------------------
FUND SHARES MAY BE EXCHANGED FOR SHARES OF OTHER
FUNDS OR CLASSES OF SHARES SPONSORED BY SCHWAB.
------------------------------------------------


SALE OF SHARES. Shares will be redeemed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information--Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.



The Fund may suspend redemption rights or postpone payments when: trading on the New York Stock Exchange (the "Exchange") is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 of 1% of the Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds class or Series of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.



EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.75% (three-fourths of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.

METHODS OF SELLING OR EXCHANGING SHARES.



BY PHONE:



  To sell shares or to exchange shares between any of the SchwabFunds(R) by telephone, please call your local Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:



        - your Schwab account number and your name for verification;


        - the number of shares to be sold or exchanged;


        - the name of the Fund from which you wish to sell or exchange shares;


        - the name of the Fund and class into which shares are to be exchanged, if applicable; and


        - the distribution option you select (if exchanging shares).



BY MAIL:



  You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.



ELECTRONICALLY:



  For more information regarding how to sell or exchange Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), please call 800-2 NO-LOAD.



IN PERSON AT A SCHWAB OFFICE:



  You can also request a redemption or exchange in person at your local Schwab office.


SCHWAB AUTOMATIC INVESTMENT PLAN
---------------------------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUND.
---------------------------------------------------------------------------


Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.

OTHER IMPORTANT INFORMATION


MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of the shareholder's account drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.



CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.



WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds will be wired from your Schwab account to your bank account. Call your local Schwab office for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.


===============================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
===============================================================================

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                                                                  ----------------
SCHWAB INTERNATIONAL INDEX                                                           BULK RATE
FUND(TM)                                                                            U.S. POSTAGE
                                                                                        PAID
PROSPECTUS February 28, 1996                                                       CHARLES SCHWAB

SchwabFunds(R)                                                                    ----------------
101 Montgomery Street
San Francisco, California 94104

981-5 (2/96) CRS 10167 Printed on recycled paper.

SchwabFunds(R)

                             CROSS REFERENCE SHEET

                              SCHWAB CAPITAL TRUST
                         SCHWAB SMALL-CAP INDEX FUND(R)

Part A Item                                              Prospectus Caption
-----------                                              ------------------
Cover Page                                               Cover Page

Synopsis                                                 Summary of Expenses; Key Features of the Fund

Condensed Financial Information                          Financial Highlights; How the Fund Shows
                                                         Performance

General Description of Registrant                        Matching the Fund to Your Investment Needs;
                                                         General Information; Investment Objective, Policies
                                                         and Risks; The Schwab Small-Cap Index

Management of the Fund                                   Management of the Fund

Management's Discussion of Fund Performance              Discussion Included in Annual Report

Capital Stock and Other Securities                       General Information; Distributions and Taxes;
                                                         Shareholder Guide

Purchase of Securities Being Offered                     Share Price Calculation; Shareholder Guide

Redemption or Repurchase                                 Shareholder Guide; Other Important Information

Pending Legal Proceedings                                Inapplicable

SCHWAB SMALL-CAP INDEX FUND(R)

--------------------------------------------------------------------------------

PROSPECTUS February 28, 1996



TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office or call 800-2 NO-LOAD (800-266-5623), 24 hours a day.



THE SCHWAB SMALL-CAP INDEX FUND (the "Fund") attempts to track the price and dividend performance (total return) of the Schwab Small-Cap Index(TM) (the "Index"), an index created by Schwab to represent the performance of common stocks of the second 1,000 largest United States corporations (excluding investment companies), ranked by market capitalization (share price times the number of shares outstanding). The issuers of these common stocks are referred to in this prospectus as "Small-Cap Issuers." The Fund will attempt to achieve its objective by investing substantially all of its assets in stocks that comprise the Index, in approximately the same proportion as the Small-Cap Issuers are represented in the Index. The Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information, dated February 28, 1996 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus is also available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


                               TABLE OF CONTENTS


     KEY FEATURES OF THE FUND......................................................     2
     SUMMARY OF EXPENSES...........................................................     3
     FINANCIAL HIGHLIGHTS..........................................................     5
     MATCHING THE FUND TO YOUR INVESTMENT NEEDS....................................     6
     INVESTMENT OBJECTIVE, POLICIES AND RISKS......................................     6
     THE SCHWAB SMALL-CAP INDEX....................................................    10
     MANAGEMENT OF THE FUND........................................................    11
     DISTRIBUTIONS AND TAXES.......................................................    13
     SHARE PRICE CALCULATION.......................................................    14
     HOW THE FUND SHOWS PERFORMANCE................................................    14
     TAX-ADVANTAGED RETIREMENT PLANS...............................................    15
     GENERAL INFORMATION...........................................................    15
     SHAREHOLDER GUIDE.............................................................    16
       HOW TO PURCHASE SHARES......................................................    16
       HOW TO SELL OR EXCHANGE SHARES..............................................    19
     SCHWAB AUTOMATIC INVESTMENT PLAN..............................................    21
     OTHER IMPORTANT INFORMATION...................................................    21


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

KEY FEATURES OF THE FUND


PERFORMANCE. The investment objective of the Schwab Small-Cap Index Fund(R) is to attempt to track the price and dividend performance (total return) of the Index, an index composed of the common stocks of the second 1,000 largest United States corporations (excluding investment companies), ranked by market capitalization (share price times the number of shares outstanding). The Fund will attempt to achieve its objective by investing substantially all of its assets in stocks that comprise the Index, in approximately the same proportions as the Small-Cap Issuers are represented in the Index. (See "Investment Objective, Policies and Risks.")


DIVERSIFICATION AND RISK. The Fund seeks to invest in substantially all of the common stocks of the 1,000 companies that make up the Index. This level of diversification reduces the risk (typically, a decline in the value of individual securities) associated with investments in individual securities because the Fund's investments will be spread over a range of industries and issuers as opposed to being concentrated in a few individual securities. Stocks of Small-Cap Issuers generally have greater illiquidity and price volatility than stocks of larger capitalization issuers. (See "Investment Objective, Policies and Risks.")


LOW MINIMUM INVESTMENT. Investors can begin their investment program in the Fund with as little as $1,000. Subsequent investments can be made with only $100.



LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:


        - no sales charges;

        - an index fund management strategy designed to minimize overall operating expenses; and


        - the guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will, through at least February 28, 1997, not exceed 0.59% of the Fund's average daily net assets. (See "Management of the Fund.")


MINIMIZATION OF CURRENT CAPITAL GAINS TAX LIABILITY. The Fund's investment policies are designed to minimize current capital gains tax liability. (See "Distributions and Taxes.")


PROFESSIONAL MANAGEMENT. Charles Schwab Investment Management, Inc. currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds had aggregate net assets of approximately $33 billion. (See "Management of the Fund.")



SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(TM), The Equalizer(R) and TeleBroker(R). (See "How to Purchase Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan," visit or call your local Schwab office or call 800-2 NO-LOAD, 24 hours a day.)



CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")



NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 200 offices throughout the U.S. where customers can place purchase and redemption orders. (See "Management of the Fund.")


SUMMARY OF EXPENSES


SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........................................................     None
  Sales Load on Reinvested Dividends................................................     None
  Deferred Sales Load...............................................................     None
  Early Withdrawal Fee 1............................................................    0.50%
  Exchange Fee......................................................................     None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
  Management Fee (after fee reduction) 2............................................    0.30%
  12b-1 Fees........................................................................     None
  Other Expenses (after fee reduction and expense reimbursement) 3..................    0.29%
TOTAL FUND OPERATING EXPENSES (AFTER FEE REDUCTION AND EXPENSE REIMBURSEMENT) 3, 4..    0.59%



1 Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company (the "Trust Company") and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.



2 This amount has been restated to reflect a reduction by the Investment Manager which is guaranteed through at least February 28, 1997. If there were no such reduction, the maximum management fee would be 0.50% of the Fund's average daily net assets.



3 This amount has been restated to reflect the guarantee by the Investment Manager and Schwab that, through at least February 28, 1997, the total fund operating expenses for the Fund will not exceed 0.59% of the Fund's average daily net assets. Without the guarantees on total fund operating expenses in effect for the fiscal year ended October 31, 1995 (0.75% of the Fund's average daily net assets through June 30, 1995, and 0.59% through October 31, 1995), other expenses and total fund operating expenses would have been 0.52% and 1.02%, respectively, of the Fund's average daily net assets.

4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Purchase Shares--Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")


EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $6         $19         $33         $ 74


THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified for the time period referred to in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

FINANCIAL HIGHLIGHTS


Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the Statement of Additional Information.



                                                                                    FOR THE PERIOD
                                                                                   DECEMBER 3, 1993
                                                                   FOR THE         (COMMENCEMENT OF
                                                                  YEAR ENDED        OPERATIONS) TO
                                                               OCTOBER 31, 1995    OCTOBER 31, 1994
                                                               ----------------    ----------------
Net asset value at beginning of period......................       $  10.05            $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................           0.10                0.06
  Net realized and unrealized gain on investments...........           1.61                  --
                                                               ------------        ------------
  Total from investment operations..........................           1.71                0.06
LESS DISTRIBUTIONS
  Dividends from net investment income......................          (0.06)              (0.01)
  Distributions from realized gain on investments...........             --                  --
  Total distributions.......................................          (0.06)              (0.01)
                                                               ------------        ------------
Net asset value at end of period............................       $  11.70            $  10.05
                                                               =============       ============
Total return (%)............................................          17.11                0.63
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000s)..........................       $122,074            $ 68,128
  Ratio of expenses to average net assets (%)...............           0.68                0.67*
  Ratio of net investment income to average
     net assets (%).........................................           0.68                0.68*
  Portfolio turnover rate (%)...............................             24                  16



Notes:


The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995 and 1994, would have been 1.02% and 1.19%*, respectively, and the ratio of net investment income to average net assets would have been 0.34% and 0.16%*, respectively.


On May 1, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

  * Annualized

MATCHING THE FUND TO YOUR INVESTMENT NEEDS


The Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used to supplement and diversify an investment portfolio that may be primarily comprised of larger capitalization equity issues.

--------------------------------------------------------------------------------
THE FUND MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS.
--------------------------------------------------------------------------------

Because the Fund will ordinarily invest in a large number of common stocks, it may be especially appropriate for investors with long-term investment objectives, including those saving for retirement or college. While common stock prices tend to rise and decline for short or extended periods, historically they have generally risen over the long-term. As a result, stocks have over time historically provided many investors with higher returns than most alternative securities investments.

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

THE FUND IS DESIGNED TO TRACK THE PERFORMANCE OF THE INDEX.

--------------------------------------------------------------------------------


The Fund is a diversified investment portfolio of the Trust, a no-load, open-end management investment company. The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Index, an index created by Schwab to represent the performance of common stocks of Small-Cap Issuers. As of December 31, 1995, the market capitalization of stocks in the Index ranged in size from approximately $240 million to $849 million. As a matter of fundamental policy, the Fund will invest at least 65% of its total assets in common stocks or other equity securities including preferred stocks, rights and warrants. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and restrictions, unless otherwise noted, are non-fundamental and may be changed by the Board of Trustees. (See "Investment Restrictions" in the Statement of Additional Information.) While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.

---------------------------------------------------------------------------
THE FUND FOLLOWS AN "INDEXING" OR "PASSIVE" STRATEGY.
---------------------------------------------------------------------------


The Fund follows an "indexing" or "passive" strategy under which stocks are purchased or sold only in order to match the composition of the Index. Accordingly, the Investment Manager generally does not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.

--------------------------------------------------------------------------------

THE FUND IS MANAGED TO MINIMIZE COSTS TO INCREASE SHAREHOLDERS' TOTAL RETURN.

--------------------------------------------------------------------------------


The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after-tax return, especially if you are in a high tax bracket.



The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the fiscal year ended October 31, 1995 and the fiscal period from December 3, 1993 (commencement of operations) through October 31, 1994 were 24% and 16%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.



To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e.,"rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular stock to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will engage in these practices only to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.

--------------------------------------------------------------------------------
THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS.
--------------------------------------------------------------------------------


Under normal market conditions, the Fund will invest at least 80% of its total assets in stocks of Small-Cap Issuers that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Moreover, to avoid any potential conflict of interest, the Fund will not purchase securities of issuers with which it is affiliated. To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may purchase stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.



It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select Index Stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that stock in the Index.

--------------------------------------------------------------------

FUND PERFORMANCE SHOULD TRACK THAT OF THE INDEX.

--------------------------------------------------------------------


While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the

Index itself are expected by the Investment Manager to account for any differences between the Fund's performance and that of the Index.


Over the long term, the Investment Manager seeks a correlation between the performance of the Fund and that of the Schwab Small-Cap Index(TM) of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors the correlation between Fund and Index performance on a regular basis. In the unlikely event that a correlation of 0.9 or better is not achieved, the Board of Trustees will consider alternative arrangements.

--------------------------------------------------------------------------------
STOCKS OF SMALL-CAP ISSUERS GENERALLY HAVE GREATER PRICE VOLATILITY
AND LESS LIQUIDITY THAN LARGER CAPITALIZATION STOCKS.
--------------------------------------------------------------------------------


Because the Fund will be invested primarily in common stocks and other equity securities, its portfolio will be subject to price volatility over both short- and long-term periods. Moreover, because the Fund invests in equity securities of Small-Cap Issuers, its price volatility may be greater than if the Fund invested in equity securities of issuers with larger market capitalizations than those of Small-Cap Issuers.


Generally, equity securities of Small-Cap Issuers have historically been characterized by greater volatility of returns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. For any particular period of time, these characteristics may not be consistent. Historically, equity securities of Small-Cap Issuers have shown a pattern of over-performing or under-performing equity securities of larger capitalization issuers for extended periods of time (cycles) ranging in duration from four to fourteen years. The greater price volatility of equity securities of Small-Cap Issuers may result from the fact that there may be less market liquidity, less publicly available information or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions.


As a fundamental policy, the Fund may invest up to 10% of its net assets in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.


Because of the risks associated with investments in equity securities of Small-Cap Issuers, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program, but should also hold securities with different risk characteristics including other mutual funds or portfolios of individual securities, equity securities of larger capitalization issuers, bonds and money market instruments.
------------------------------------------------------------------------

THE FUND MAY PURCHASE SECURITIES ASIDE FROM STOCKS.

------------------------------------------------------------------------


The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical rating organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. The Investment Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

-----------------------------------------------------------------------
THE FUND MAY UTILIZE FUTURES AND OPTIONS STRATEGIES.
-----------------------------------------------------------------------


The Fund may also purchase futures contracts on stocks and stock indices and options contracts (including options on futures contracts) to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index. The Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. The value of all futures contracts on stocks and stock indices and options contracts is not to exceed 10% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.



Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.



The risk of loss in trading futures contracts and options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures contract or an option may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures contracts and options, the Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation. (See "Investment Securities" in the Statement of Additional Information.)

-----------------------------------------
THE FUND MAY BORROW MONEY.
-----------------------------------------


The Fund may borrow money for temporary purposes, but not for the purpose of purchasing investments, in an amount up to one-third of the value of its total assets. The Fund's borrowing policy is fundamental.

-------------------------------------------------------------------------
THE FUND MAY LEND ITS SECURITIES TO GENERATE INCOME.
-------------------------------------------------------------------------


To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to at least 100% of the market value of the loaned securities plus accrued interest. (For more information regarding securities lending, see "Other Investment Policies--Loans of Portfolio Securities" in the Statement of Additional Information.)


THE SCHWAB SMALL-CAP INDEX(TM)
------------------------------------------------
THE INDEX HAS SET INCLUSION CRITERIA.
------------------------------------------------


To be included in the Index, a company must satisfy all of the following criteria:


1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;


2. a liquid market for its common shares must exist on the New York Stock Exchange (the "Exchange"), the American Stock Exchange or the NASDAQ/NMS; and


3. its market value must place it among the second 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000).


A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding, for all classes of shares), divided by the total market value of the Index. As of January 31, 1996, the aggregate market capitalization of Index Stocks was approximately $463 billion.

------------------------------------------------------------
SCHWAB DEVELOPED AND MAINTAINS THE INDEX.
------------------------------------------------------------


The Index was developed in 1993 and is maintained by Schwab to represent the total return of common stocks of Small-Cap Issuers. The Index serves as a standard of comparison for the Fund's performance. Schwab receives no compensation from the Fund for maintaining the Index.

--------------------------------------------------------------------------------
SCHWAB CALCULATES AND REPORTS THE INDEX'S PERFORMANCE DAILY.
--------------------------------------------------------------------------------


The Index's performance (i.e., the market value of all Index Stocks) is calculated and made available each Business Day by Schwab. The total return of the Index is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.

--------------------------------------------------------------------------------
SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX.
--------------------------------------------------------------------------------


Schwab reviews and, as necessary, revises the list of Small-Cap Issuers whose securities are included in the Index at least semi-annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tender offers, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the domestic equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.


MANAGEMENT OF THE FUND


Responsibility for overall management of the Fund rests with the Trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to providing day-to-day management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, SchwabFunds had aggregate net assets of approximately $33 billion.



Pursuant to separate agreements, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services agent and transfer agent for the Fund ("Schwab" or the "Transfer Agent"). Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (including associated tax consequences), responding to daily inquiries, effecting the transfer of the Fund's shares and facilitating effective cash management of shareholders' account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as necessary and appropriate to provide the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor but receives no compensation for its services as such.



Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation and, as of January 31, 1996, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.



Geri Hom is the portfolio manager of the Fund. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with combined assets of over $1.7 billion. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.



Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Prior to April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.



Please see the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1995 for a discussion by the Investment Manager of the Fund's performance.



--------------------------------------------------------------------------------


THE INVESTMENT MANAGER AND SCHWAB GUARANTEE THAT TOTAL FUND OPERATING EXPENSES WILL NOT EXCEED 0.59% OF THE FUND'S AVERAGE DAILY NET ASSETS
THROUGH AT LEAST FEBRUARY 28, 1997.

--------------------------------------------------------------------------------


FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.50% of the Fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.30% of the Fund's average daily net assets through at least February 28, 1997. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.59% of the Fund's average daily net assets through at least February 28, 1997. This expense limit will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the fiscal year ended October 31, 1995, the Fund paid investment management fees and total fund operating expenses of 0.37% and 0.68%, respectively, of the Fund's average daily net assets.



For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. State Street Bank and Trust Company is the Fund's custodian.



The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. The expenses will generally be allocated among the Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund or class will be charged to that Fund or class.



PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or another qualified affiliated broker or dealer to execute the Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.


DISTRIBUTIONS AND TAXES
---------------------------------------------------------------------
THE FUND WILL DECLARE AND PAY DIVIDENDS ANNUALLY.
---------------------------------------------------------------------


DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees. All distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise.



FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.



Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. For corporate investors in the Fund, dividend distributions designated by the Fund to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund.



Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as dividends and capital gain distributions.

The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors should consult their tax advisers with specific reference to their own tax situations.


SHARE PRICE CALCULATION
---------------------------------------------------------------
THE FUND SELLS ITS SHARES FREE OF SALES CHARGES.
---------------------------------------------------------------


The price of a single Fund share on any given day is the Fund's net asset value per share or "NAV." This amount is computed by dividing the total market value of the Fund's investments and other assets on that day, less any liabilities, by the number of shares outstanding. The Fund's NAV is determined on each day the Exchange is open for trading (a "Business Day") at 4:00 p.m., Eastern time. The Fund's NAV will fluctuate, and Fund shares are not insured against reduction in net asset value. Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent. (See "Share Price Calculations" in the Statement of Additional Information.)



The Fund values its portfolio securities daily based on their market value. Each security held by the Fund which is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recently quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.


HOW THE FUND SHOWS PERFORMANCE
--------------------------------------------------------------------------------
THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN.
--------------------------------------------------------------------------------

From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.


The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.



The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Schwab 1000 Index(R), the Schwab Small-Cap Index(TM), the Schwab International Index(R), the Standard & Poor's 500 Index(R) and the Standard & Poor's Small-Cap 600 Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.



Additional performance information is included in the Fund's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD or from your local Schwab office.


TAX-ADVANTAGED RETIREMENT PLANS
--------------------------------------------------------------------------------

RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND MAY
BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM.

--------------------------------------------------------------------------------

Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.


SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.


SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.


SCHWAB CORPORATE RETIREMENT PLANS. A well-designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD, 24 hours a day, for more information.


GENERAL INFORMATION


ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on May 7, 1993 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more investment portfolios or series ("Series"). Currently, shares of six Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights to distributions, assets and liquidation vary among classes of a Series.



The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing Trustees, changing fundamental policies, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of Trustees.


SHAREHOLDER GUIDE
----------------------------------------------------------------------------
SCHWAB'S OFFICES ACCEPT ORDERS AND PROVIDE SHAREHOLDER
SERVICE AND INFORMATION.
----------------------------------------------------------------------------

SHAREHOLDER SERVICE. You may place purchase and redemption orders as well as exchange requests at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, 24 hours a day, where trained representatives are available to answer questions about the Fund and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification prior to acting upon instructions received by telephone, providing written confirmations of such instructions and tape recording telephone transactions.


Investors should be aware that telephone transactions may be difficult during periods of drastic economic or market changes. Shareholders who experience difficulties in purchasing, redeeming or exchanging shares by telephone can utilize the alternative methods discussed below to place their orders.



To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.



You may purchase shares through an account maintained with Schwab or through any other entity which has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the Statement of Additional Information or contact such designated entity.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
YOU MAY PURCHASE SHARES OF THE FUND THROUGH A SCHWAB BROKERAGE,
SCHWAB ONE(R), IRA, TRUST OR KEOGH ACCOUNT.
--------------------------------------------------------------------------------


If you purchase Fund shares through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection in an amount up to $500,000 for securities, including Fund shares, that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.



You may purchase Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab account application (available by calling 800-2 NO-LOAD or contacting your local Schwab office) and mail or deliver it to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should call their local Schwab office to determine which additional forms may be necessary to open a Schwab account.



You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy Fund shares using electronic products such as StreetSmart(TM), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.



PURCHASING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also purchase shares of the Fund though an account maintained with the Trust Company. Payment for any such shares must be made directly to the Trust Company, and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.



SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.



Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

--------------------------------------------------------------------------------

YOUR INITIAL FUND INVESTMENT MAY BE AS LOW AS $1,000.


ADDITIONAL SHARE PURCHASES CAN BE MADE FOR AS LITTLE AS $100.

--------------------------------------------------------------------------------


MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial Fund investment may be as low as $1,000 ($500 for IRAs, certain other retirement plans, and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)



Schwab reserves the right to waive these minimums for clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.



WHEN SHARES WILL BE PURCHASED. You must have funds available in your account in order to purchase Fund shares through your Schwab account. If funds (including those which are transmitted by wire) are received by Schwab before the time the Fund's NAV is calculated (normally 4:00 p.m. Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.



METHODS OF PURCHASING SHARES. Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.


BY PHONE:


  You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL:


  You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.



  Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should:



        - reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);


        - specify the name of the Fund and the dollar amount of shares you would like purchased; and


        - (initial share purchases only) select one of the distribution options listed on the following page.



ELECTRONICALLY:



For information regarding how to purchase Fund shares electronically using StreetSmart(TM), The Equalizer(R) and TeleBroker(R), call 800-2 NO LOAD.


IN PERSON AT A SCHWAB OFFICE:

  Visit your local Schwab office where a representative will be happy to assist you.

AUTOMATIC INVESTMENT:


  Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically purchase Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")



YOU MAY CHOOSE FROM THREE DISTRIBUTION OPTIONS. You may select from the three distribution options listed on the following page when you first become a Fund shareholder. If you already are a shareholder and wish to change your distribution option, please call your local Schwab office for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gain distributions will be reinvested in additional Fund shares. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.



2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gain distributions will be reinvested in additional shares.



3. ALL CASH: Dividends and any capital gain distributions will both be paid in cash.



Dividends and distributions subject to reinvestment will be invested at the NAV next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you depending on the account standing instructions applicable to your account. For information on how to wire funds from a Schwab account to a bank, see "Other Important Information--Wire Transfers to Your Bank."



OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by the Fund. Schwab will charge a $15 service fee against an investor's Schwab account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.



HOW TO SELL OR EXCHANGE SHARES

---------------------------------------------------------------------
FUND SHARES MAY BE EXCHANGED FOR SHARES OF OTHER
FUNDS OR CLASSES OF SHARES SPONSORED BY SCHWAB.
---------------------------------------------------------------------


SALE OF SHARES. Shares will be redeemed at the NAV next determined after receipt and verification by Schwab's Mutual Fund Transfer Agency Department or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department or its authorized agent receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information -- Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.



The Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 of 1% of the Fund's net assets, whichever is less. "See Purchase and Redemption of Shares" in the Statement of Additional Information.)



EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or Series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds class or Series of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.



EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.50% (one-half of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.



METHODS OF SELLING OR EXCHANGING SHARES.



BY PHONE:



To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call your local Schwab office during its regular business hours or 800-2 NO LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:



      - your Schwab account number and your name for verification;


      - the number of shares to be sold or exchanged;


      - the name of the Fund from which you wish to sell or exchange shares;


      - the name of the Fund and class into which shares are to be exchanged, if applicable; and


      - the distribution option you select (if exchanging shares).

BY MAIL:



You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.



ELECTRONICALLY:



For more information regarding how to sell or exchange Fund shares electronically using Street Smart(TM), The Equalizer(R) and TeleBroker(R), please call 800-2 NO-LOAD.



IN PERSON AT A SCHWAB OFFICE:



You can also request a redemption or exchange in person at your local Schwab office.


SCHWAB AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------
THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT WAY
TO MAKE REGULAR INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------


Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call your local Schwab office or 800-2 NO LOAD, 24 hours a day.


OTHER IMPORTANT INFORMATION


MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of the shareholder's account drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts.) Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed if the Schwab account in which the shares are carried is closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.



WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds will be wired from your Schwab account to your bank account. Call your local Schwab office for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

SCHWAB SMALL-CAP
INDEX FUND(R)


Prospectus February 28, 1996


SchwabFunds(R)
101 Montgomery Street
San Francisco, California 94104


2015-5 (2/96) CRS 10169 Printed on recycled paper.


SchwabFunds(R)

                                                                --------------

                                                                  BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                CHARLES SCHWAB

                                                                --------------

                             CROSS REFERENCE SHEET

                             SCHWAB CAPITAL TRUST:
             SCHWAB S&P 500 FUND--INVESTOR SHARES AND E.SHARES(TM)


Part A Item                                                Prospectus Caption
-----------                                                ------------------
Cover Page                                                 Cover Page

Synopsis                                                   Expenses; Key Features of Our Fund; Matching
                                                           the Fund to Your Investment Needs

Condensed Financial Information                            Not Applicable

General Description of Registrant                          Matching the Fund to Your Investment Needs;
                                                           Investment Objective and Policies; Investments
                                                           and Techniques Used by Our Fund and Related
                                                           Risks; Organization and Management of Our
                                                           Fund

Management of the Fund                                     Organization and Management of Our Fund

Management's Discussion of Fund Performance                [Discussion to be included in the Fund's
                                                           Shareholder Reports]

Capital Stock and Other Securities                         Investing in Our Fund; Important Information
                                                           About Your Investment; Organization and
                                                           Management of Our Fund

Purchase of Securities Being Offered                       Investing in Our Fund; Important Information
                                                           About Your Investment

Redemption or Repurchase                                   Investing in Our Fund

Pending Legal Proceedings                                  Not Applicable

                                    CONTENTS


                                            PAGE
                                            ----
Expenses...................................   2
Key Features of Our Fund...................   3
Matching the Fund to Your Investment
  Needs....................................   4
Investing in Our Fund......................   6
  How to Buy Investor Shares...............   7
  How to Buy e.Shares......................   8
  How to Sell or Exchange Investor
    Shares.................................   8
  How to Sell or Exchange e.Shares.........   9
Investment Objective and Policies..........  10
Investments and Techniques Used by
  Our Fund and Related Risks...............  11
Important Information About
  Your Investment..........................  13
  Dividends and Other Distributions........  13
  Federal Income Tax Information...........  14
  How We Determine the Price of
    Your Shares............................  14
  How Our Fund Reports Performance.........  15
  Annual and Semi-Annual Report Mailings...  15
Organization and Management of Our Fund....  15
  Management Functions and
    Responsibilities.......................  15
  Operating Fees and Expenses..............  16
  Other Information on the Operation
    of Our Fund............................  17
Glossary of Important Terms................  19


READING THIS PROSPECTUS. Explanations of all italicized terms in this Prospectus are included in the Glossary at the end of this Prospectus. References to "you" and "your" in this Prospectus refer to prospective investors and/or shareholders, while references to "we," "us," "our" and "our Fund" refer to the Fund or in some cases, the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SCHWAB S&P 500 FUND

                     SCHWAB S&P 500 FUND - INVESTOR SHARES
                       SCHWAB S&P 500 FUND - E.SHARES(TM)


THE SCHWAB S&P 500 FUND (THE "FUND") seeks to track the price and dividend performance (total return) of common stocks of United States companies, as represented by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500(R)" or "Index"). The Fund invests primarily in common stocks of companies composing the S&P 500. The Fund is a diversified investment portfolio of Schwab Capital Trust (the "Trust"), a no-load, open-end management investment company managed by Charles Schwab Investment Management, Inc. (the "Investment Manager" or "CSIM"). This Prospectus describes both of the Fund's classes of shares - the Investor Shares and the e.Shares.



ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUND PROVIDES THE INVESTMENT OPPORTUNITIES YOU SEEK. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information ("SAI"), dated February 28, 1996 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). This Prospectus is available electronically by using our Internet address: http://www.schwab.com. You can get a free paper copy of this Prospectus or the SAI by calling Schwab at 800-2 NO-LOAD or by writing Schwab at 101 Montgomery Street, San Francisco, California 94104.


TO PLACE ORDERS AND FOR ACCOUNT INFORMATION:


INVESTOR SHARES: Contact your local Schwab office, or call 800-2 NO-LOAD (800-266-5623). TDD users may contact Schwab at 800-345-2550, 24 hours a day.



E.SHARES: Use SchwabLink(TM) to contact Schwab Institutional or The Charles Schwab Trust Company (the "Trust Company").



                          PROSPECTUS FEBRUARY 28, 1996

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are the fees and charges you pay for buying or selling shares of a fund. You pay no sales fees or charges when you buy or sell shares of our Fund.


ANNUAL FUND OPERATING EXPENSES include management fees paid to the Investment Manager, transfer agency fees and other expenses. These expenses cover, for example, services such as investment research and management of the Fund, maintaining shareholder records and issuing shareholder statements. Each class of shares is charged its own annual operating expenses from its income, which is factored into the dividends paid to shareholders and into the share price of that class. As a shareholder, you are not charged any of these fees directly.



                             INVESTOR
                              SHARES     E.SHARES(TM)
                             --------    ---------
SHAREHOLDER TRANSACTION
  EXPENSES
Sales Charge on Purchases
  and Reinvested
  Dividends.................    None        None
Deferred Sales Charge or
  Redemption Fees...........    None        None
Exchange Fees...............    None        None
ANNUAL FUND OPERATING
  EXPENSES (AS A PERCENTAGE
  OF AVERAGE DAILY NET
  ASSETS)
  Management Fee
    (after fee
    reduction)1.............   0.13%       0.13%
  12b-1 Fees................    None        None
  Other Expenses (after fee
    reduction and expense
    reimbursement)2,3.......   0.36%       0.15%
                             --------    ---------
TOTAL FUND OPERATING
  EXPENSES (AFTER FEE
  REDUCTION AND EXPENSE
  REIMBURSEMENT)3,4.........   0.49%       0.28%



1 This amount reflects a reduction guaranteed by the Investment Manager through at least February 28, 1997. If there were no such reduction, the maximum management fee would be 0.36% of the Fund's average daily net assets.



2 "Other Expenses" are based on estimated amounts for the current fiscal year for the Fund after fee reductions and expense reimbursements. If there were no such reduction, the estimated other expenses of the Investor Shares and the e.Shares would be 0.40% and 0.19%, respectively, of the average daily net assets of that class of shares. See "Organization and Management of Our Fund - Operating Fees and Expenses" for information regarding the differing expenses for the Fund's multiple classes of shares.



3 This amount reflects the guarantee by Schwab and the Investment Manager that, through at least February 28, 1997, the total operating expenses of each class will not exceed 0.49% and 0.28% of the average daily net assets of the Investor Shares and the e.Shares, respectively. After that, the guarantee may be terminated, modified or continued. If there were no such guarantee, the estimated total operating expenses of the Investor Shares and the e.Shares would be 0.76% and 0.55%, respectively, of the average daily net assets of that class of shares.



4 You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage or Schwab One(R) account. Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. See "Investing in Our Fund" for information regarding minimum balance and investment requirements.

EXAMPLES. You would pay the following expenses on a $1,000 investment in each class of the Fund's shares assuming: (1) 5% annual return and (2) redemption at the end of the period.


                                1 YEAR    3 YEARS
                                ------    -------
Investor Shares..............     $5        $16
e.Shares(TM).................     $3        $ 9



THIS IS AN EXAMPLE ONLY AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least February 28, 1997, total operating expenses of each class will not exceed 0.49% and 0.28% of the average daily net assets of the Investor Shares and the e.Shares, respectively. Please remember that, while this example assumes a 5% annual return on investment, the actual returns of each class may be more or less than the 5% used in this example.


The purpose of the table above is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Fund. (See "Organization and Management of Our Fund - Operating Fees and Expenses.")

                            KEY FEATURES OF OUR FUND


INVESTMENT OBJECTIVE: seeks to track the price and dividend performance (total return) of common stocks of United States companies as represented by the S&P
500. The S&P 500 is a widely recognized, unmanaged index of the prices of 500 large company common stocks selected by Standard & Poor's ("Index Stocks"). These stocks represent approximately 70% of the market value of all common stocks publicly traded in the United States.*



The Index Stocks of the 50 largest companies of the S&P 500 account for approximately 46% of the Index. Total returns for the S&P 500 assume reinvestment of dividends and do not include fees such as those charged by the Investment Manager. Total returns for the S&P 500 also do not reflect taxes, brokerage commissions or other fees that you would pay if you invested directly in all the Index Stocks.



The Fund seeks investment results that track, rather than beat, the total return of the S&P 500. Thus, it does not "actively" choose investments in the same way as actively managed stock funds do. Those funds choose investments based on economic, financial and market factors and investment judgment. In contrast, the Fund uses a "passive" or "indexing" strategy. It buys and sells stocks primarily to match the Index, to invest cash from Fund share purchases or to obtain cash for redemptions of Fund shares. Thus, the Fund and the Investment Manager normally do not judge the merits of any particular stock. Under normal market conditions, the Fund invests at least 80% of its total assets in Index Stocks. For more detailed information, see "Investment Objective and Policies."



*Source: Standard & Poor's, December 1995.



STRATEGY: to invest in common stocks of companies composing the S&P 500 and to minimize trading and other costs.



Common stock prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price. You should be comfortable with the volatility of an all-stock investment and the risks of the stock market. When you sell your shares, they may be worth more or less than what you paid for them. For more details on the Fund's invest-ments and the risks associated with them, see "Matching the Fund to Your Investment Needs - Risk Considerations," "Investment Objective and Policies" and "Investments and Techniques Used by Our Fund and Related Risks."



MANAGEMENT. The Investment Manager, Charles Schwab Investment Management, Inc., currently manages the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. The SchwabFunds had aggregate net assets of approximately $33 billion as of January 31, 1996. For more details, see "Organization and Management of Our Fund."



MARKET PERFORMANCE. For the twenty years ended 1995, the S&P 500 provided an average annual total return of 14.61%.* Total return figures for the S&P 500 assume reinvestment of all dividends paid by stocks included in the Index. These figures do not include fees such as those charged by the Fund. They also do not include taxes, brokerage or other fees that you would pay if you directly invested in all the stocks of the Index.



*Source: Standard & Poor's, December 1995. Past performance of the S&P 500 does not necessarily reflect future performance results of the S&P 500 or the Fund.



LOW-COST INVESTING. You pay no sales fees or charges when you buy or sell shares of the Fund. The Investment Manager and Schwab guarantee that through at least February 28, 1997, total operating expenses for the Investor Shares and the e.Shares(TM) will not exceed 0.49% and 0.28%, respectively, of the average daily net assets of that class of shares. After that, the guarantee may be terminated, modified or continued. For more details, see
"Investing in Our Fund" and "Operating Fees and Expenses."



REDUCED TAXES. The Fund has adopted trading strategies that will attempt to minimize capital gains and keep portfolio turnover low. This can help reduce your current capital gains taxes. See "Investment Objective and Policies."


SHAREHOLDER SERVICES - INVESTOR SHARES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to serve your account, or you can visit or call your local Schwab office during regular business hours.


SHAREHOLDER SERVICES - E.SHARES(TM). The e.Shares are available only to clients of Schwab Institutional and the Trust Company and to certain tax-advantaged retirement plans who can execute their trading and information requests through SchwabLink(TM). Transactions in the e.Shares are not available by telephone, mail or in person. See "Investing in Our Fund."



CONVENIENT REPORTING. You receive regular Schwab statements that combine all your investment activity, including mutual funds, on one report.



FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in the Investor Shares in amounts and at intervals that you select. For more details, see "Schwab's Automatic Investment Plan."


                   MATCHING THE FUND TO YOUR INVESTMENT NEEDS

We designed the Fund to provide you exposure to the growth potential of the stock market. In the past, common stocks have outperformed most other securities over time. The Fund may be appropriate for you if you have a long-term investment horizon and want the growth potential of stock investments. Typical uses for the Fund may include saving for retirement or college funding. The Fund is also appropriate for use in IRAs and other retirement plans. A broadly-based stock index fund, like the Fund, is also often used as a component of an asset allocation plan. While the Fund is not a complete investment plan, you may use it as a "core" equity investment around which you tailor your overall plan.



The Fund offers two different classes of shares - one of which may be appropriate for you. Although both classes invest in the same portfolio of stocks, the classes' operating expense ratios, and therefore their return and per share net asset value, are different. The lower operating expense ratio of the e.Shares(TM) reflects the substantially lower costs of entering transactions and communicating with the Fund electronically through SchwabLink(TM).



The e.Shares are available only to clients of Schwab Institutional and the Trust Company and to certain tax-advantaged retirement plans who can execute their trading and information requests through SchwabLink. Transactions in e.Shares are not available by telephone, mail or in person.



The Investor Shares are appropriate for investors who desire to transact or communicate with the Fund in person, by telephone or by mail or who do not want to be limited to using a computer for these purposes.



We seek investment results that track, rather than beat, the total return of the S&P 500. Thus, we do not "actively" choose investments in the same way as actively managed stock funds do. Those funds choose investments based on economic, financial and market factors and investment judgment. In contrast, we use a "passive" or "indexing" strategy. This means that we buy and sell stocks primarily to match the Index, to invest cash from purchases or to obtain cash for redemptions of Fund shares. The Fund and the Investment Manager normally do not judge the merits of any particular stock. Thus, you should not expect our Fund to match the potential returns of funds that aggressively seek growth.



We designed the Fund for long-term investors. You should not use the Fund to speculate on short-term market movements. Doing so can disrupt our investment strategy and operations. It also raises costs for other Fund investors. As a result, we may refuse any purchase or exchange order that we deem to be disruptive to the Fund or its investments.



RISK CONSIDERATIONS. Because we invest in substantially all of the 500 common stocks composing the Index, investing in our Fund will expose you to stock risk. Prices of many stocks or of a single stock may decline over short or even long periods. However, diversity of stock holdings tends to reduce stock risk. Because we own so many different stocks, our Fund is less sensitive to the decline of any one of them than if it invested in fewer stocks. Their wide range of industries also tends to lessen the impact of one industry's decline. Even so, these factors cannot protect you from all possible losses.



Also, to better track the investment results of the S&P 500, we may engage in certain stock futures contracts and options, which are types of derivative transactions. Their potential return and risk can vary widely from type to type. See "Investments and Techniques Used By Our Fund and Related Risks" in this Prospectus and "Investment Securities" in the SAI for details about the derivatives that we use and the limits on them. You should pay special attention to these descriptions of derivatives, for these investments carry more risk potential than the Fund's other investments.

                             INVESTING IN OUR FUND


You may purchase shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Investor Shares and e.Shares(TM) through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAI.



NEW INVESTORS TO SCHWAB need to open a Schwab account by completing and signing an account application. Mail it, together with your check, to the address indicated on the application. You may also open your account in person as described in the table on pages 7 and 8.



EXISTING SCHWAB INVESTORS must have funds in their Schwab account to buy shares in the Fund. Schwab will charge your account a $15 service fee for any check returned because of insufficient or uncollected funds or because of a stop payment order.



Within your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds. The Securities Investor Protection Corporation (known as "SIPC") will provide account protection in an amount up to $500,000 for your securities, including Fund shares, that you hold in a Schwab account. Of course, SIPC account protection does not protect you from share price fluctuations.



                  SCHWAB ACCOUNT AND FUND MINIMUMS AND FEES

            ------------------------------------------------------


SCHWAB ACCOUNT MINIMUM BALANCE
  Brokerage account.................   $1,000
  Custodial account.................     $500
FUND INITIAL PURCHASE
  Brokerage account.................   $1,000
  IRA, other retirement plan and
     custodial account..............     $500
FUND ADDITIONAL PURCHASE
  Any type of account...............     $100



Schwab reserves the right to waive these minimums for clients of Schwab Institutional and the Trust Company and for certain tax-advantaged retirement plans.



A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months or if the shareholder's combined account balances at Schwab total $10,000 or more. Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum balance of $5,000. Schwab One accounts with balances below $5,000 are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.



SPECIAL SUBSCRIPTION OFFERING



The distributor, Charles Schwab & Co., Inc., is soliciting subscriptions for both Investor Shares and e.Shares of the Fund during an initial offering period, which is currently scheduled to end April 30, 1996, subject to extension by the Fund and the distributor. Shares of each class are being offered at the initial net asset value of $10 per share. The Fund and its distributor reserve the right to withdraw, cancel or modify the offering without notice and to refuse any order in whole or in part. The Fund expects to commence continuous offerings of its Investor Shares and e.Shares(TM) immediately following the settlement of the subscription offerings.



The Fund, in its sole discretion and without prior notice to you, reserves the right to reject orders to buy shares, to change the minimum investment requirements and to withdraw or suspend any part of the offering made by this Prospectus. Orders to buy shares must be accepted by the Fund to be effective and are not binding until the Fund confirms or accepts them in writing.


                           HOW TO BUY INVESTOR SHARES

You may place Investor Shares purchase and redemption orders as well as request exchanges at any one of over 200 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Investor Shares and your account. The privilege to initiate transactions by telephone, as discussed below, is automatically available through your Schwab account.

We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders or place them in person as set forth below.
------------------------------------------------------

Whether by phone, mail or in person, you must always provide the following information:
- your Schwab account number.
- the name of the Fund and class of shares you wish to buy.
- the amount you wish to invest.

BY PHONE

- Call 800-2 NO-LOAD.

- Place a buy order for your account.

- TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Make your check payable to Charles Schwab & Co., Inc.
- Mail to 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office.

- After you mail your letter, it is irrevocable and may not be modified or canceled.


ELECTRONICALLY
- For more information regarding how to purchase Investor Shares electronically using StreetSmart(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(TM), call 800-2 NO-LOAD.

IN PERSON
- Deposit your check at your local Schwab office.
- For the Schwab office nearest you, call 800-2 NO-LOAD.

BY WIRE
- Contact your local Schwab office for instructions.

AUTOMATICALLY (INVESTOR SHARES ONLY)
- Use Schwab Automatic Investment Plan.
- Sign up for this service when opening your account.
------------------------------------------------------


SCHWAB'S AUTOMATIC INVESTMENT PLAN ("AIP") allows you to make periodic investments in the Investor Shares and other non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. You may make investments automatically from your Schwab account. You may use the uninvested cash in your Schwab account or the proceeds of the redemption of shares of the Schwab Money Fund linked to your Schwab account. In addition, you may use the Schwab MoneyLink(R) Transfer Service. For more detailed information about this service or to establish your AIP, call your local Schwab office or 800-2 NO-LOAD, 24 hours a day.



As long as you are purchasing Investor Shares through AIP, all distributions paid by the Investor Shares must be reinvested in additional Investor Shares and may not be received in cash.


                            HOW TO BUY E.SHARES(TM)


The e.Shares are available to clients of Schwab Institutional and the Trust Company and to certain tax-advantaged retirement plans who can communicate with Schwab through SchwabLink(TM). Transactions in e.Shares are not available by telephone, mail or in person.



To enter your transactions, follow the specific transaction instructions in the SchwabLink user manual.



In the event you experience electronic or mechanical difficulties with SchwabLink, you should contact the Schwab Institutional trading desk at 800-367-5198 for assistance.



                      HOW TO SELL OR EXCHANGE YOUR SHARES



You can sell your Investor Shares and your e.Shares at any time as described below. When you sell your shares, you may receive more or less than the amount you invested.



The exchange privilege allows you to exchange your SchwabFunds shares for shares of any other SchwabFunds class or series available to investors in your state if your purchase meets the Fund's eligibility requirements. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange of shares between Funds will be treated as a sale of the shares for federal income tax purposes, while an exchange of shares between classes of shares of the same Fund should not be treated as a sale of the shares. Note that you must meet the minimum investment requirements applicable to the shares you wish to receive in an exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.


                    HOW TO SELL OR EXCHANGE INVESTOR SHARES
            ------------------------------------------------------

Whether by phone, mail or in person, the following information is always needed:

When Selling Shares:
- your Schwab account number.

- the name of the Fund and class from which you wish to sell shares.

- the number of shares you wish to sell.

When Exchanging Shares:
- your Schwab account number.

- the number of shares you wish to exchange.


- the name of the Fund and class from which you wish to exchange shares.

- the name of the Fund and class (if any) into which shares are to be exchanged.
- the distribution option you select.

BY PHONE

- Call 800-2 NO-LOAD.

- Place a sell or exchange request for your account.

- TDD users may contact Schwab at 800-345-2550, 24 hours a day.


BY MAIL
- Include a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account.
- Mail to 101 Montgomery Street, San Francisco, CA 94104 or your local Schwab office.
- Once your letter is mailed, it is irrevocable and may not be modified or canceled.

ELECTRONICALLY
- For more information regarding how to sell or exchange Investor Shares electronically using StreetSmart(TM), The Equalizer(R), TeleBroker(R) and SchwabLink(TM), call 800-2 NO-LOAD.

IN PERSON
- Place your sell or exchange request at your local Schwab office.
- For the Schwab office nearest you, call 800-2 NO-LOAD.
            ------------------------------------------------------

                      HOW TO SELL OR EXCHANGE E.SHARES(TM)
            ------------------------------------------------------


To sell or exchange your e.Shares through SchwabLink the following information is always needed:


When Selling Shares:

- Your SchwabLink master account number and subaccount number.


- the name of the Fund and class from which you wish to sell shares.

- the number of shares you wish to sell.

When Exchanging Shares:

- Your SchwabLink master account number and subaccount number.


- the name of the Fund and class from which you wish to exchange shares.

- the number of shares you wish to exchange.
- the name of the Fund and class (if any) into which shares are to be exchanged.
- the distribution option you select.
------------------------------------------------------


To enter your transaction, follow the specific transaction instructions in the SchwabLink user manual. Transactions in e.Shares are not available by telephone, mail or in person. In the event you experience electronic or mechanical difficulties with SchwabLink, you should contact the Schwab Institutional trading desk at 800-367-5198 for assistance.



Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Mutual Fund Transfer Agency Department or its authorized agent receives your sell instructions in proper form. Proceeds will then be held there or mailed to you depending on the account standing instructions you have selected. For information on how to wire funds from your Schwab account to your bank, contact your local Schwab office for additional information.

If you purchased shares by check, your sales proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.


The Fund may suspend redemption rights or postpone payments when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests in excess of $250,000 or 1% of the Fund's net assets, whichever is less. (See "Purchase and Redemption of Shares" in the SAI.)


                       INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to seek to track the price and dividend performance (total return) of common stocks of United States companies, as represented by the S&P 500.



The Fund seeks investment results that track, rather than beat, the total return of the S&P 500. Thus, it does not "actively" choose investments in the same way as actively managed stock funds do. Those funds choose investments based on economic, financial and market factors and investment judgment. In contrast, the Fund uses a "passive" or "indexing" strategy. It buys and sells stocks primarily to match the Index, to invest cash from Fund share purchases or to obtain cash for redemptions of Fund shares. Thus, the Fund and the Investment Manager normally do not judge the merits of any particular stock.



Under normal market conditions, the Fund invests at least 80% of its total assets in Index Stocks. The Fund generally tries to match its Index Stock holdings to those Stocks' weightings in the Index. In extraordinary circumstances, the Fund may exclude an Index Stock from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund may purchase securities of companies with which it may be affiliated to the extent that these companies are represented in the Index.



TAX EFFICIENCY. The Fund is managed to minimize the Fund's current capital gains tax liability. This feature can make a real difference in your after-tax return, especially if you are in a high tax bracket. The Fund has adopted a number of policies that help reduce its portfolio turnover ratio and minimize the level of current realized capital gains. These policies include selling the highest tax cost securities first, not automatically rebalancing the portfolio to reflect changes in the Index and trading only round-lots or large blocks of securities. These policies will be utilized only to the extent they do not have a material effect on the Fund's ability to track the performance of the Index.



Although the Fund focuses on Index Stocks, it may buy and sell other equity securities and other types of instruments. It also buys and sells short-term debt securities for cash management purposes. In addition, the Fund may use options and futures contracts to adjust its correlation to the S&P 500.


The Fund typically will not track the performance of the S&P 500 perfectly. Fund costs, fees and expenses impair the Fund's correlation, as do the amounts and timing of Fund cash inflows and outflows. Changes in the securities markets can also inhibit the match. The Fund's strategy of minimizing capital gains taxes and portfolio turnover also may cause differences. Over the long term, the Fund will attempt to achieve a correlation between its performance and that of the S&P 500 of 0.9 or better. A figure of 1.0 would indicate perfect correlation. The Investment Manager monitors performance of the Fund and the S&P 500 on a regular basis. In the unlikely event that the Fund cannot achieve a long-term correlation of 0.9 or better, the Board of Trustees will consider alternative arrangements.



                           INVESTMENTS AND TECHNIQUES
                              USED BY OUR FUND AND

                                 RELATED RISKS



In seeking its objective, the Fund may buy and sell the investments and employ the techniques described below. Please see the SAI for more details. The Fund's investment policies and restrictions apply at the time the Fund makes an investment. Except with respect to futures and options, later changes, such as changed market values, do not require the Fund to sell the investment even if the Fund could not then make the same investment.



The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund's investment policies and techniques discussed below are non-fundamental, unless otherwise noted. See "Investment Restrictions" in the SAI for details. Because any investment involves risk, we cannot guarantee achieving the Fund's objective.



EQUITY SECURITIES. Equity securities are ownership interests in the net worth of a corporation. They include common stocks, preferred stocks, convertible securities and warrants. In the past, they have outperformed most other securities over time, though their prices can be volatile in the short term. Market conditions or other company, political and economic news often can cause large changes in a stock's price for the short term or long term. Smaller company securities are especially sensitive to these factors.



SHORT-TERM DEBT SECURITIES. While the Fund tries to remain invested in Index Stocks as fully as possible, it must manage cash flows resulting from the purchase and sale of Fund shares. Thus, the Fund also may invest in U.S. Dollar denominated short-term bonds and money market instruments. The Fund may buy debt securities of or guaranteed by the U.S. government, its agencies or related bodies. It also may use certificates of deposit, time deposits and bankers' acceptances. The Fund may also buy commercial paper if the commercial paper has one of an NRSRO's top two ratings or has comparable quality if it is unrated. The Fund may enter into repurchase agreements using any of these debt securities. It also may buy and sell shares of other mutual funds to manage its cash flows.



THE FUND MAY USE FUTURES CONTRACTS AND OPTIONS. To track the Index in an efficient and cost-effective manner, the Fund may use stock futures contracts and options, which are types of derivative transactions. Specifically, the Fund may enter into futures contracts and options on futures contracts provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options.

The Fund may use futures contracts and options for several reasons: to more closely track the performance of the S&P 500(R); to reallocate the Fund's assets among Index Stocks while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.



Trading costs for futures contracts and options often are less than the costs of direct investments. Thus, the Fund may use these instruments to reduce the Fund's total trading costs. Also, futures contracts only require a small initial margin deposit. That way, the Fund often is able to keep a cash reserve for future redemptions but in effect remain fully invested. The Fund sells futures contracts upon net redemptions to avoid leverage.



Futures contracts and options pose certain risks. The values of futures contracts and options may not perfectly track changes in the Index Stocks' holdings. The secondary market for a futures contract also may not be liquid, resulting in the Fund's inability to close a futures position before it settles. The Fund seeks to avoid the risk of tracking error by careful selection of the futures and options to match the Fund's holdings. It also buys and sells on a national exchange that has an active and liquid secondary market.



The risk of loss in trading futures contracts in some strategies can be substantial. Low required margin deposits and the extremely high degree of leverage of some contracts contribute to this risk. Thus, a relatively small price change in a security or index linked to a futures contract may result in immediate and substantial loss (or gain). When investing in futures contracts, the Fund will segregate cash, cash-equivalents or liquid, high-quality debt instruments in the amount of the underlying obligation.



Since the Fund will not use futures and options contracts for the purposes of leveraging its portfolio, the Investment Manager does not believe that the Fund is subject to the degree of risk frequently associated with futures and options transactions.



ILLIQUID SECURITIES. As a fundamental policy, the Fund may invest up to 10% of its net assets, in illiquid securities. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, the Fund will not pay for securities or start earning interest on them until the Fund receives them. Securities purchased on a when-issued or delayed delivery basis are recorded as assets. During the period between the agreement date and the settlement date, the value of such securities may change as the prices of securities in the stock market increase or decrease or as interest rates change. Default by the other party to the agreement may result in a loss to the Fund.


REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements. In a repurchase agreement, the Fund buys a security at one price and agrees to sell it back at a higher price. In the event of a bankruptcy or other default of a repurchase agreement counterparty, the Fund may incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.



BORROWING POLICY. The Fund may borrow money only for temporary purposes to meet redemption requests that it cannot otherwise meet without immediately selling portfolio securities. The Fund may borrow up to one-third of its total assets and pledge up to one-third of its total assets to secure such borrowings. The Fund may not borrow to leverage. The Fund's borrowing and pledging policies are fundamental.



SECURITIES LENDING: As a means of increasing income, the Fund may lend securities it owns worth up to one-third of its total assets. Any loan must be fully collateralized by the borrower at all times. If the borrower defaults or becomes insolvent, the Fund may incur expenses or losses. The Fund may not recover the loaned securities immediately and may even lose them entirely.



INVESTMENT COMPANIES. The Fund may buy shares of other investment companies, including those managed by CSIM, the Investment Manager. These purchases will be subject to the limitations imposed by the 1940 Act, and the Fund will make these purchases only after obtaining any required regulatory approvals. Investment by the Fund in other investment companies may cause you to bear duplicative fees for certain services.



PORTFOLIO TURNOVER. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%.


                          IMPORTANT INFORMATION ABOUT
                                YOUR INVESTMENT


                       DIVIDENDS AND OTHER DISTRIBUTIONS



DISTRIBUTION OPTIONS. When you first buy shares in our Fund, you may choose one of the three following distribution options:



1. AUTOMATIC REINVESTMENT: We will reinvest all distributions in additional shares of the Fund. The Fund chooses this option automatically unless you specify otherwise. If you are purchasing Investor Shares through Schwab's AIP, you must choose this distribution option for this Fund.


2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: We will pay you income dividends in cash and invest capital gains for you in additional Fund shares.


3. ALL CASH: We will pay you both income dividends and any capital gain distributions in cash.



The Fund reinvests distributions at the NAV determined on the declaration date. We credit your cash distributions to your Schwab account on the date distributions are payable. We leave them there or mail them to you, depending on your standing account instructions.


To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.


The Fund will distribute substantially all of its net investment income each year, as determined by the Board of Trustees. The Fund will distribute net investment income and capital gains, if any, annually in December. You should be aware that your per share equity in undistributed net investment income and capital gains may be diluted by the continuing purchases and redemptions of the Fund's shares. We will automatically reinvest all your distributions in additional class shares unless you elect otherwise.



                         FEDERAL INCOME TAX INFORMATION


The following is only a very brief summary of how some of the federal income tax laws affect you and the Fund. Thus, you must consult with your own tax adviser about your particular tax situation.

The Fund intends to qualify as a regulated investment company under the Code. To qualify, we will distribute substantially all of our investment company taxable income and our capital gain net income (if any) each year. In addition, we will meet certain other Code requirements. As a regulated investment company, we will pay no federal income taxes insofar as we distribute our earnings to our shareholders. Income we receive from certain foreign sources, however, may be subject to foreign income taxes and withholding.


Dividends that the Fund pays to you from net investment income generally are taxable to you as ordinary income. So are payments of the Fund's net short-term capital gains in excess of any net long-term capital losses. Distributions that the Fund designates as long-term capital gains (net of capital losses) are generally taxable to you as long-term capital gains no matter how long you own your Fund shares. These tax rules apply whether the Fund pays distributions in cash or in reinvested shares.


If you are not subject to tax on your income, you may have different tax treatment. In general, you will not pay tax on the Fund's distributions to you.


You should be aware that an exchange of Fund shares for shares of other SchwabFunds(R) will be treated as a taxable event for federal income tax purposes. However, an exchange between the Investor Shares and the e.Shares(TM) should not be treated as a taxable event.



We will provide you with a record of all distributions, purchases and sales on your regular Schwab brokerage account statement. Each year we will notify you of the federal income tax treatment of all distributions made that year to your account.


                   HOW WE DETERMINE THE PRICE OF YOUR SHARES


The price of a single Investor Share or e.Share of the Fund on any given day is the net asset value per share of that class of shares. We determine NAVs each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. Eastern time. We determine the price of each class of shares by first valuing the total assets of the Fund attributable to that class, then subtracting that class's share of any liabilities and dividing the balance by the number of shares outstanding of that class.



The Fund values its portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values to its assets in good faith under Board of Trustees guidelines. The Fund values illiquid and restricted securities in this way. The Board of Trustees regularly reviews these values. The Fund uses prices furnished by pricing services if it believes that they reflect market values.



Purchase or redemption orders and exchange requests will be executed at the NAV next determined after receipt by Schwab's Mutual Fund Transfer Agency Department or its authorized agent.

                        HOW OUR FUND REPORTS PERFORMANCE


From time to time the Fund may advertise the total return and yield of each class of shares. These figures reflect past results and are not intended to predict future performance. We will often compare our performance to the S&P 500(R) and other indices.



Total return measures the percentage change in the value of an investment in a class of shares over time. It reflects all share price movements, distributions and expenses. It assumes the reinvestment of all distributions. Average annual total return is a measure of the yearly changes in the value of the investment. It is the constant compound rate of return, which, if applied to the investment each year, would result in the actual total return over that time. Other total return figures we show may differ. We may base them on non-standard periods. We may also show aggregate or cumulative returns.



Yield refers to the income generated by an investment in a class of shares over a given period. It is expressed as an annualized percentage rate. Each class of shares calculates yields according to an SEC standard for all stock and bond funds. Because this differs from other accounting methods, each class of shares may quote a yield not equal to the income that class actually pays to you.



The Investor Shares and the e.Shares(TM) are subject to different expenses. As a result, their performances will differ.



                     ANNUAL AND SEMI-ANNUAL REPORT MAILINGS



Twice a year, the Fund provides you a report showing the performance of the Fund and each class of its shares and outlining its investments. To reduce mailing costs, we combine these mailings by household. If a household has multiple accounts and the same record address for all the accounts, we send mailings for all accounts at that address in a single package. If you do not want to combine mailings for your account, please write to Schwab at the address on the front of this Prospectus. To request a free copy of the Fund's Annual or Semi-Annual Reports, call your local Schwab office or call 800-2 NO-LOAD.


                                ORGANIZATION AND
                             MANAGEMENT OF OUR FUND

MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT OF OUR FUND. The Board of Trustees and officers meet regularly to review the Fund's investments, performance, expenses and other business affairs.


THE INVESTMENT MANAGER. The Investment Manager, Charles Schwab Investment Management, Inc. or CSIM, manages the Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages the Fund's investments. It places all orders for the Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation. It also acts as investment manager and administrator to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds. As of January 31, 1996, the SchwabFunds(R) had aggregate net assets of approximately $33 billion.



Geri Hom is the Fund's portfolio manager. She joined Schwab in March 1995 as Portfolio Manager -- Equities and currently manages the four Schwab index funds and the equity portions of the three Schwab Asset Director(R) Funds with combined assets of over $1.7 billion. For four years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior seven years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.



Stephen B. Ward, Senior Vice President and Chief Investment Officer, also participates in the management of the Fund. Before April 1991, Mr. Ward was Vice President and Portfolio Manager for Federated Investors.



TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as the Shareholder Services Agent and Transfer Agent for the Fund. Schwab was established in 1971 and is America's largest discount broker. Schwab provides low-cost securities brokerage and related financial services to approximately 3.3 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and Chief Executive Officer, and a director of The Charles Schwab Corporation and, as of January 31, 1996, the beneficial owner of approximately 20.1% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.


OPERATING FEES AND EXPENSES


The Investment Manager provides investment management services under the terms of its Investment Advisory and Administration Agreement with the Trust. For these services, it is entitled to a graduated annual fee payable monthly from the Fund. The rate is 0.36% of the first $1 billion of the Fund's average daily net assets; 0.33% of the next $1 billion; and 0.31% of net assets over $2 billion.



The Investment Manager guarantees that, through at least February 28, 1997, the management fees for each class of the Fund's shares will not exceed 0.13% of the Fund's average daily net assets.



For its services as Transfer Agent, Schwab is entitled to receive an annual fee from each class of shares of 0.05% of its average daily net assets. In addition, for shareholder services provided, Schwab is entitled to receive from the Investor Shares and the e.Shares(TM) an annual fee of 0.20% and 0.05%, respectively, of the average daily net assets of that class of shares. Schwab may absorb certain expenses incurred by each class of shares for these services in order to limit its ratio of operating expenses.



The Investment Manager and Schwab also guarantee that, through at least February 28, 1997, total operating expenses of the Fund allocable to the Investor Shares and the e.Shares will not exceed 0.49% and 0.28%, respectively, of the average daily net assets of that class of shares. For purposes of this guarantee, "operating expenses" do not include interest expenses, taxes, foreign taxes withheld and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions. The effect of this voluntary expense limitation is to maintain or increase each class's total return to shareholders.


Schwab serves as the distributor for the Fund but receives no compensation for this service.

OTHER EXPENSES. The Trust pays the expenses of the Fund's operations. These expenses include the fees and expenses for independent auditors, legal counsel and custodians; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. The Fund seeks to keep transaction costs and other expenses low.



These expenses will generally be allocated among the Trust's investment portfolios or classes on the basis of relative net assets at the time the expense is incurred. However, such expenses directly attributable to a particular Fund or class will be charged to that Fund or class. The differing expenses applicable to the Investor Shares and the e.Shares(TM) of the Fund will cause the performance of the classes to differ.



PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager uses its judgment to obtain the best price and execution. It considers the full range and quality of brokerage services available in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab or other qualified affiliated brokers or dealers to execute the Fund's transactions. To do so, it must reasonably believe that commissions or prices paid to and transaction quality received from Schwab or other qualified affiliated brokers or dealers will be at least comparable to those available from qualified non-affiliated brokers or dealers.


OTHER INFORMATION ON THE OPERATION OF OUR FUND


The Trust is a business trust formed under the laws of Massachusetts on May 7, 1993. It may issue an unlimited number of shares of beneficial interest in one or more Series or classes. Currently it offers shares of six Series. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and have equal rights as to distributions, assets and liquidation of such Series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.



The Fund's two classes of shares represent ownership of the same investment portfolio. The differing expenses applicable to the two classes cause their distributions and share prices to differ.



Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your account drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). You will be given 30 days' advance written notice and a chance to increase your Fund balance to the minimum requirement before the Fund redeems your shares. Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.

SHAREHOLDER MEETINGS. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It may, however, hold special meetings in connection with certain matters. These include a change in a Fund's fundamental policies, election or removal of Trustees or approval of or amendment to any investment advisory agreement. In addition, shareholders may remove a Trustee at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.



YOUR VOTING RIGHTS. If we were to make changes to the Fund's management or fundamental policies, we would ask you to vote as a shareholder. If we hold a meeting and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to return. Shareholders have one vote for each share owned. Unless permitted by the 1940 Act, shareholders will vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote. When voting to elect Trustees, shareholders of all the Series vote in the aggregate. In addition, holders of each class of shares will vote exclusively as a class on any matter relating solely to their arrangement as a class and on any matter in which the interest of that class differs from the interest of any other class in that Fund.


SHARE CERTIFICATES. To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.


S&P 500 LICENSE. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Fund shares, the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.



S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                          GLOSSARY OF IMPORTANT TERMS


ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.



BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity. Upon maturity, the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.



BUSINESS DAY: any day the New York Stock Exchange is open for business. A Business Day normally begins at 9 a.m. Eastern time when the Exchange opens and usually ends at 4 p.m. Eastern time when the Exchange closes.



CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases, but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.


CSIM: The Fund's Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104.

DISTRIBUTION: payment the Fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from the Fund's investments, and capital gain distributions.

DIVERSIFIED: under the 1940 Act, a diversified fund generally may not invest more than 5% of its assets in the securities of any one issuer and may not hold more than 10% of the voting shares of any one issuer with respect to 75% of the value of its total assets. Certain minor exceptions apply to this policy, which are described in the SAI.


FUNDAMENTAL: a policy that cannot be changed without the approval of a majority of the shareholders of the Fund.


INVESTMENT MANAGER: Charles Schwab Investment Management, Inc. (or CSIM), 101 Montgomery Street, San Francisco, CA 94104.


LARGE COMPANY STOCKS: The stocks of companies with the largest market capitalizations, i.e., market capitalizations above approximately $1.5 billion.


MARKET VALUE: The total value of a company as represented by the share price times the number of shares outstanding.

MONEY MARKET INSTRUMENT: Short-term liquid debt such as Treasury bills and commercial paper.


NET ASSET VALUE (NAV): on a per share basis, the value of one share in a fund or class of a fund. This value is determined by adding the total fund or class assets, subtracting all liabilities and then dividing the resulting number by the number of shares outstanding.


1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NRSRO: nationally recognized statistical rating organization.

PORTFOLIO: the total stocks, bonds and other securities held by an individual investor, a mutual fund or a financial institution.



RISK: the possibility of losing all or part of your investment, that the value of your investment will decrease or that you will receive little or no return on your investment.



S&P 500(R): an index of 500 stocks selected, calculated and published by Standard & Poor's ("S&P"). S&P is neither an affiliate nor sponsor of the Fund, and inclusion of a stock in the Index does not necessarily imply that it is a good investment. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Schwab Capital Trust.



SAI: the Trust's Statement of Additional Information, as amended from time to time.


SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.


SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933, the Investment Company Act of 1940 and other securities-related laws.



SHORT-TERM: with respect to the Fund's portfolio investments, maturing in 397 days or less.


STOCK RISK: the possibility that stock prices in general or particular will decline over short or even extended periods.

TOTAL RETURN: the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. Cumulative total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: Schwab Capital Trust.

VOLATILITY: a measure of the magnitude and frequency of changes in securities values. Statistically, volatility is the measure of the spread of the prices or yields around the mean of the prices or yields.
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NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING NOT CONTAINED IN THIS PROSPECTUS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT LAWFULLY BE MADE.
------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                                 [OBC TO COME]

                             CROSS REFERENCE SHEET

                              SCHWAB CAPITAL TRUST


                                                           Statement of Additional
Part B Item                                                Information Caption
-----------                                                -----------------------
Cover Page                                                 Cover Page

Table of Contents                                          Table of Contents

General Information and History                            General Information

Investment Objectives and Policies                         Investment Objectives; Investment Securities;
                                                           Investment Restrictions

Management of the Fund                                     Management of the Trust

Control Persons and Principal Holders of                   Management of the Trust; General Information
Securities

Investment Advisory and Other Services                     Management of the Trust

Brokerage Allocation and Other Practices                   Portfolio Transactions and Turnover

Capital Stock and Other Securities                         General Information

Purchase, Redemption and Pricing of Securities             Share Price Calculation; Purchase and
Being Offered                                              Redemption of Shares

Tax Status                                                 Taxes

Underwriters                                               Management of the Trust

Calculation of Performance Data                            How the Funds Reflect Performance

Financial Statements                                       Financial Statements

                       STATEMENT OF ADDITIONAL INFORMATION

                              SCHWAB CAPITAL TRUST
                 101 Montgomery Street, San Francisco, CA 94104

                                FEBRUARY 28, 1996


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses, dated February 28, 1996 (as amended from time to time) for Schwab International Index Fund(TM) (the "International Index Fund") and Schwab Small-Cap Index Fund(R) (the "Small-Cap Index Fund"), the joint Prospectus dated September 25, 1995, as amended December 8, 1995 (and as further amended from time to time), for Schwab Asset Director(R)-High Growth Fund, Schwab Asset Director(R)-Balanced Growth Fund and Schwab Asset Director(R)-Conservative Growth Fund (the "Asset Director Funds") and the joint prospectus dated February 28, 1996 (as amended from time to time) for the Investor Shares and the e.Shares(TM) of the Schwab S & P 500 Fund (the "S & P 500 Fund"), six separately managed investment portfolios (collectively the "Funds") of Schwab Capital Trust (the "Trust"). To obtain a copy of any of these Prospectuses, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. These Prospectuses are also available electronically by using our Internet address: http://www.schwab.com.



                                 SCHWABFunds(R)
                                  800-2 NO-LOAD

                                TABLE OF CONTENTS


                                                                                                                 Page
                                                                                                                 ----
INVESTMENT OBJECTIVES..........................................................................................     2
INVESTMENT SECURITIES..........................................................................................     3
INVESTMENT RESTRICTIONS........................................................................................    24
MANAGEMENT OF THE TRUST........................................................................................    26
PORTFOLIO TRANSACTIONS AND TURNOVER............................................................................    34
TAXES..........................................................................................................    36
SHARE PRICE CALCULATION........................................................................................    39
HOW THE FUNDS REFLECT PERFORMANCE..............................................................................    40
THE BENEFITS OF INTERNATIONAL INVESTING........................................................................    41
INDEXING AND THE SCHWAB INDEX FUNDS............................................................................    41
GENERAL INFORMATION............................................................................................    46
PURCHASE AND REDEMPTION OF SHARES..............................................................................    48
OTHER INFORMATION..............................................................................................    48
COMPANIES IN THE SCHWAB INTERNATIONAL INDEX....................................................................    50
COMPANIES IN THE SCHWAB SMALL-CAP INDEX........................................................................    60
FINANCIAL STATEMENTS...........................................................................................   F-1

                              INVESTMENT OBJECTIVES



                       SCHWAB INTERNATIONAL INDEX FUND(TM)


         The investment objective of the International Index Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R) (the "International Index"), an index created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.



                         SCHWAB SMALL-CAP INDEX FUND(R)


         The investment objective of the Small-Cap Index Fund is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap IndexTM (the "Small-Cap Index"), an index created to represent the performance of common stocks of the second 1,000 largest United States companies, ranked by market capitalization (share price times the number of shares outstanding).


                   SCHWAB ASSET DIRECTOR(R)- HIGH GROWTH FUND


         The investment objective of the Schwab Asset Director-High Growth Fund is to provide high capital growth with less volatility than an all-stock portfolio. This Fund provides the greatest exposure to various stock categories, including domestic large and small company stocks, and international stocks.


                 SCHWAB ASSET DIRECTOR(R)- BALANCED GROWTH FUND


         The investment objective of the Schwab Asset Director-Balanced Growth Fund is to provide maximum total return, including both capital growth and income. This Fund represents a more balanced approach to stocks and bonds.


                SCHWAB ASSET DIRECTOR(R)-CONSERVATIVE GROWTH FUND


         The investment objective of the Schwab Asset Director-Conservative Growth Fund is to provide income and more growth potential than an all-bond portfolio. This Fund's stock component is designed to help offset inflation.


                      SCHWAB S&P 500 FUND-INVESTOR SHARES

                       SCHWAB S&P 500 FUND - e.SHARES(TM)


         The Fund's investment objective is to track the price and dividend performance (total return) of common stocks of United States companies, as represented by the S&P 500.

         The investment objectives stated above for each of the Funds, along with certain investment restrictions adopted by the Funds, are fundamental and cannot be changed without approval by holders of a majority of the Funds' outstanding voting shares, as defined in the Investment Company Act of 1940 (the "1940 Act").

                              INVESTMENT SECURITIES


                               FOREIGN INVESTMENTS

         The International Index Fund and the Asset Director Funds expect to invest in stocks of foreign issuers. The International Index Fund will invest primarily in such stocks. Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers are usually made and held in foreign currencies, and since the International Index Fund and the Asset Director Funds may hold cash in foreign currencies, they may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors.


         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of foreign companies have less volume, are less liquid and are more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the International Index Fund and the Asset Director Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.



         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the International Index Fund and the Asset Director Funds is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the International Index Fund and the Asset Director Funds to miss attractive investment opportunities. Losses to the International Index Fund and the Asset Director Funds arising out of the inability to fulfill a contract to sell such securities could result in potential liability to the International Index Fund and the Asset Director Funds.


         In addition, with respect to those countries in which the International Index Fund and the Asset Director Funds may invest or other countries which may have a significant impact on the companies in which the International Index Fund and the Asset Director Funds may invest, there is the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war which could affect the International Index Fund's and the Asset Director Funds' investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


         Each of the Asset Director Funds may invest up to 5% of its total assets in companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries have historically offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


         Hong Kong. In addition to the risks discussed above, it is impossible to currently foresee what risk, if any, may exist to the International Index Fund's and the Asset Director Funds' investments as a result of the planned 1997 incorporation of the British Crown Colony of Hong Kong into the People's Republic of China. Shareholders should note that the risks discussed above may increase depending on political and economic developments as the scheduled time for the change in government in Hong Kong draws nearer.


                               DEPOSITARY RECEIPTS



         Each of the Asset Director Funds may invest up to 5% of its total assets in American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) which are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and EDRs can be sponsored or unsponsored. Sponsored ADRs and EDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and EDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or EDR.


                              OPTIONS ON SECURITIES

         Writing Covered Options. The Funds may write (sell) covered call and put options on any securities in which they may invest. The Funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by the Funds are covered, which means that the Funds will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market price of the underlying security.


         All put options written by the Funds will be covered, which means that each of the Funds will have deposited with its custodian cash, U.S. Government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Funds' Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Funds. However, in return for the option premium, the Funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.


         The Funds may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."


         Purchasing Options. The Funds may purchase put and call options on any securities in which they may invest or options on any securities index based on securities in which they may invest. The Funds may also enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased.


         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the call option.

         Risks Associated With Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Funds are unable to effect a closing purchase transaction with respect to covered options they have written, the Funds will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Funds are unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



         The Funds may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC. Each of the Funds will write or purchase an option only where the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of the Fund's total assets.


                          FOREIGN CURRENCY TRANSACTIONS

         Forward Foreign Currency Exchange Contracts. The International Index Fund and the Asset Director Funds may enter into forward foreign currency exchange contracts in several circumstances. The International Index Fund and the Asset Director Funds may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The International Index Fund and the Asset Director Funds expect to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (so-called "transaction hedging") and to protect the value of specific portfolio positions ("position hedging").


         For transaction hedging purposes, the International Index Fund and the Asset Director Funds enter into foreign currency transactions with respect to specific receivables or payables of the funds arising in connection with the purchase or sale of portfolio securities. By transaction hedging, the International Index Fund and the Asset Director Funds will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, and the transaction's settlement date. When engaging in position hedging, the International Index Fund and the Asset Director Funds enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities which the International Index Fund and the Asset Director Funds expect to purchase).



         When engaging in position and/or transaction hedging, the International Index Fund and the Asset Director Funds may purchase or sell foreign currencies on a spot (or cash) basis at the prevailing spot rate and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts ("futures contracts"). The International Index Fund and the Asset Director Funds may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies. A put option on a futures contract gives the International Index Fund and the Asset Director Funds the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the International Index Fund and the Asset Director Funds the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the International Index Fund and the Asset Director Funds the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the International Index Fund and the Asset Director Funds the right to purchase a currency at the exercise price until the expiration of the option.



         Hedging transactions involve costs and may result in losses, and the ability of the International Index Fund and the Asset Director Funds to engage in hedging transactions may be limited by tax considerations. Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Funds own or expect to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.

Additionally, although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency.



         Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the ability of the International Index Fund and the Asset Director Funds to utilize forward foreign currency exchange contracts may be restricted.


         Each of the Asset Director Funds will enter into a forward foreign currency exchange contract only when the market value of such contract, when aggregated with the market value of all other such contracts held by the Fund does not exceed 5% of the Fund's total assets.

         The International Index Fund and the Asset Director Funds generally will not enter into a forward contract with a term of greater than one year.

         While the International Index Fund and the Asset Director Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the International Index Fund and the Asset Director Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the International Index Fund and the Asset Director Funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the International Index Fund's and the Asset Director Funds' portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the International Index Fund and the Asset Director Funds. Such imperfect correlation may cause the International Index Fund and the Asset Director Funds to sustain losses, which will prevent the International Index Fund and the Asset Director Funds from achieving a complete hedge or expose the International Index Fund and the Asset Director Funds to risk of foreign exchange loss.

         Writing and Purchasing Currency Call and Put Options. The International Index Fund and the Asset Director Funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A call option written by the International Index Fund and the Asset Director Funds obligates the International Index Fund and the Asset Director Funds to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the International Index Fund and the Asset Director Funds would obligate the International Index Fund and the Asset Director Funds to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves a risk that the International Index Fund and the Asset Director Funds will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

         The International Index Fund and the Asset Director Funds may terminate their obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The International Index Fund and the Asset Director Funds would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the International Index Fund and the Asset Director Funds.

         The purchase of a call option would entitle the International Index Fund and the Asset Director Funds, in return for the premium paid, to purchase specified currency at a specified price during the option period. The International Index Fund and the Asset Director Funds would ordinarily realize a gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the International Index Fund and the Asset Director Funds, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the International Index Fund's and the Asset Director Funds' portfolio securities due to currency exchange rate fluctuations. The International Index Fund and the Asset Director Funds would ordinarily realize a gain, if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the International Index Fund and the Asset Director Funds would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.


         Special Risks Associated With Options on Foreign Currency. An exchange traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the International Index Fund and the Asset Director Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the International Index Fund and the Asset Director Funds would have to exercise their options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the International Index Fund and the Asset Director Funds, as covered call option writers, are unable to effect a closing purchase transaction in a secondary market, they will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or they deliver the underlying currency upon exercise.



         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate. This could result in an exchange instituting special procedures that may interfere with the timely execution of customers' orders.



         The International Index Fund and the Asset Director Funds will purchase and write over-the-counter options only to the extent consistent with their limitations on investments in illiquid securities, as described in the Prospectuses. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out purchasing and writing activities.


               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         The Funds may purchase and sell various kinds of futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. The Funds are not permitted to engage in speculative futures trading.


         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed upon price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


         When interest rates are rising or securities prices are falling, the Funds can seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the International Index Fund and the Asset Director Funds can sell futures contracts on a specified currency to protect against a decline in the value of such currency and their portfolio securities that are denominated in such currency. The International Index Fund and the Asset Director Funds can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that the International Index Fund and the Asset Director Funds have acquired or expect to acquire.


         Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Funds may incur brokerage fees when they purchase or sell futures contracts.


         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While the Funds' futures contracts on securities or currency will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for them to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.



         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds obtain the benefit of the futures position if prices move in a favorable direction but limit their risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.



         The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Funds' assets. By writing a call option, the Funds become obligated, in exchange for the premium, to sell a futures contract that may have a value lower than the exercise price. Thus, the loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.



         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.



         Hedging Strategies With Futures. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Funds own or propose to acquire. Such futures contracts may include contracts for the future delivery of securities held by the Funds or securities with characteristics similar to those of the Funds' portfolio securities. Similarly, the International Index Fund and the Asset Director Funds may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Manager, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of their hedging strategy. Although under some circumstances, prices of securities in the Funds' portfolio may be more or less volatile than prices of such futures contracts, the Investment Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a particular hedge against price changes affecting the Funds' portfolio securities. When hedging of this character is successful, any depreciation in the value of the portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds' portfolio securities will be substantially offset by a decline in the value of the futures position.




         On other occasions, the Funds may take "long" positions by purchasing such futures contracts. This would be done, for example, when the Funds anticipate the subsequent purchase of particular securities when they have the necessary cash but expect the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.



         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents, or liquid, high-quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates and the Fund's position in the contract becomes more or less valuable, a process known as "marking-to-market."



         Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.



         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks which, in some strategies, can be substantial, due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to hedging purposes, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds engage in the use of futures and options on futures other than for hedging purposes, the Funds may be subject to additional risk.



         Three principal areas of risk are present when futures and options contracts are used even in a hedging context. First, there may not always be a liquid secondary market for a futures or option contract at the time when a Fund seeks to "close out" its position. If a Fund were unable to "close out" a futures or option position and prices moved adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund had insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by only entering into futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.



         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa.



         Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the

Fund has an open position in a futures contract or option.



         The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by the fact that each Fund intends to meet Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Federal Income Tax."


                                      SWAPS


         Each of the Asset Director Funds may enter into swaps on various securities (such as U.S. government securities), securities indices, interest rates, prepayment rates, foreign currencies or other financial instruments or indices in order to protect the value of the Asset Director Funds from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Asset Director Funds' investments are traded, for both hedging and non-hedging purposes. While swaps are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Asset Director Funds will use swap contracts for purposes similar to the purposes for which they use options, futures and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts and Options on Futures Contracts" in this Statement.



         The Asset Director Funds may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Asset Director Fund's exposure to market fluctuations while others may tend to increase market exposure.


         The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Asset Director Funds would be less favorable than it would have been if this investment technique were not used. The Asset Director Funds will only invest in swaps up to 5% of each Fund's total assets.

                                 PREFERRED STOCK

         The Funds may invest in preferred stock. Preferred stock has priority as to income and generally as to assets of the issuer; however, income is usually limited to a definitive percentage regardless of the issuer's earnings. Preferred stock usually has limited voting rights. The Asset Director Funds will only invest in preferred stock up to 5% of each Fund's net assets.

                             CONVERTIBLE SECURITIES


         Each of the Asset Director Funds may invest up to 5% of its net assets in securities that are convertible into common stock, including convertible bonds that are investment grade, convertible preferred stocks and warrants. The S&P 500 Fund will not purchase convertible securities directly. It may, however, hold convertible securities to the extent that such holdings are incident to the Fund's ownership of common stocks.


         Convertible bonds are issued with lower coupons than nonconvertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         The Funds may invest in warrants. Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

                         REAL ESTATE-RELATED INVESTMENTS


         Each of the Asset Director Funds may invest up to 5% of its total assets in real estate-related investments. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.


                       PRECIOUS METAL-RELATED INVESTMENTS


         Each of the Asset Director Funds may invest up to 5% of its total assets in precious metal-related investments. The Asset Director Funds and the S&P 500 Fund may invest in common stocks of domestic companies principally engaged in precious metal-related activities which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals if at the time of investment the Investment Manager considers that at least 50% of the company's assets, revenues or profits are derived from the precious metal industry. The Asset Director Funds may also invest in securities of foreign companies principally engaged in the precious metals industry. For further disclosure on foreign securities, see "Foreign Investments" in this Statement of Additional Information.



         The Asset Director Funds and the S&P 500 Fund may also invest in futures on precious metals, such as gold futures, and options thereon. Such investments are subject to the investment limitations for investments in futures and options for the Asset Director Funds and the S&P 500 Fund as set forth in "Futures Contracts and Options on Futures Contracts" in this Statement of Additional Information.


         Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. Historically, the prices of precious metals and of securities of companies engaged in the precious metal-related activities may be subject to extreme fluctuations, reflecting wider economic or political instability or for other reasons.

                           U.S. GOVERNMENT SECURITIES


         The Funds may purchase U.S. Government securities. Direct obligations of the U.S. government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government would provide financial support to U.S. government sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when the Investment Manager is satisfied that the credit risk with respect to their issuer is minimal.


                     GOVERNMENT "MORTGAGE BACKED" SECURITIES


         Among the U.S. government securities in which the Funds may invest are government "mortgage-backed" (or government guaranteed mortgage-related) securities. Mortgages backing the securities purchased by the Funds include, among others, conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal then their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.


         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.


         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.


         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.



         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.



         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.


                          OTHER ASSET-BACKED SECURITIES

         The Asset Director Funds may invest a portion of their assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the three highest rating categories by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are asset-backed securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

                        METHODS OF ALLOCATING CASH FLOWS


         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the Asset-Backed Security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity), "Strips" (Asset-Backed Securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


                             TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES


         The Asset Director Funds may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period usually may be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.


                CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES


         The Funds may invest in certificates of deposit, which are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Each Fund will only invest in certificates of deposit and bankers' acceptances of banks having capital, surplus and undivided profits in excess of $100 million.


                                COMMERCIAL PAPER


         The Funds may invest in Commercial Paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will only invest in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, "Duff 2" or higher by Duff & Phelps, Inc. ("Duff"), or "F2" or higher by Fitch Investors Services, Inc. ("Fitch") or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.


                            OTHER INVESTMENT POLICIES


         Securities that are acquired by the International Index Fund and the Asset Director Funds outside the U.S. and that are publicly traded in the U.S., on a foreign securities exchange or in a foreign securities market are not considered by the Funds to be illiquid assets provided that: (i) the Funds acquire and hold the securities with the intention of reselling the securities in the foreign trading market, (ii) the Funds reasonably believe they can readily dispose of the securities in the foreign trading market or for cash in the U.S., or (iii) foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances regarding convertibility or exchange rates could result in investment losses for the Funds. Investments in foreign securities may also subject the Funds to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Funds generally intend to acquire the securities of foreign issuers where there are public trading markets, investments by the Funds in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Funds' portfolio and the Funds' ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Funds have a substantial portion of their assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.


         Loans of Portfolio Securities. The Funds may loan securities to qualified broker-dealers or other institutional investors provided that such loans do not exceed one-third of the value of the Funds' total assets at the time of the most recent loan, and that the borrower deposits and maintains with the Funds cash collateral or U.S. government securities with a value equal to 102% of the value of the securities loaned. The lending of securities is a common practice in the securities industry. The Funds will engage in security lending arrangements with the primary objective of increasing the Funds' income through investment of the cash collateral in short-term, interest-bearing obligations but will do so only to the extent that the Funds will not lose the tax treatment available to regulated investment companies. The Funds will be entitled to all dividends or interest on any loaned securities.


         Repurchase Transactions. Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by a Fund to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements entered into by a Fund will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. government, its agencies or instrumentalities). The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Funds, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.



         In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 10% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.



         Illiquid Securities. Each Fund reserves the right to invest up to 10% of its net assets in illiquid securities. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Funds have valued the instrument. Subject to this limitation, the Funds may invest in restricted securities where such investment is consistent with the Funds' investment objectives, and such securities may be considered to be liquid to the extent the Funds' Investment Manager determines that there is a liquid institutional or other market for such securities. In determining whether a restricted security is properly considered a liquid security, the Funds' Investment Manager, under the direction of the Board of Trustees, will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Funds invest in restricted securities that are deemed liquid, the general level of illiquidity in the Funds' portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities contracts. The Funds will limit their investments in liquid restricted securities to 5% of their net assets.

                             INVESTMENT RESTRICTIONS


         Except as otherwise noted, the restrictions below are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). Each of the Funds may not:


         1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.



         2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the International Index Fund, the Small-Cap Index Fund and the S&P 500 Fund may purchase securities under such circumstances only to the extent that the Schwab International Index(R), the Schwab Small-Cap IndexTM or the S&P 500(R), respectively, is also so concentrated).



         3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.


         4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

         5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein,
(ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) for the Asset Director Funds and the S&P 500 Fund, purchase securities of companies that deal in precious metals or interests therein.

         6) Invest for the purpose of exercising control or management of another issuer.


         7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.


         8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.


         9) Borrow money or issue senior securities except that each Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each Fund will not purchase securities while borrowings represent more than 5% of its total assets.


         10) Pledge, mortgage or hypothecate any of its assets except that, to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets.

         11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

         In order to permit the sale of shares of each Fund in certain jurisdictions, each Fund may make commitments more restrictive than the fundamental operating restrictions described above. Should it do so and later determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment(s) by terminating sales of its shares in the jurisdiction(s) involved.

         The following restrictions are non-fundamental and may be changed by the Trust's Board of Trustees. Each of the Funds may not:

         1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         2) Invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the United States Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

         3) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         4) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

         5)       Make short sales, except for short sales against the box.

         6) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.


                             MANAGEMENT OF THE TRUST



         OFFICERS AND TRUSTEES. The officers and trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:


                                   POSITION WITH
                                   -------------
 NAME/BIRTHDAY                     THE TRUST                   PRINCIPAL OCCUPATION
 -------------                     ---------                   --------------------
 CHARLES R. SCHWAB*                Chairman and Trustee        Founder, Chairman, Chief Executive Officer and
 July 29, 1937                                                 Director, The Charles Schwab Corporation; Founder,
                                                               Chairman and Director, Charles Schwab & Co., Inc.
                                                               and Charles Schwab Investment Management, Inc.;
                                                               Chairman and Director, The Charles Schwab Trust
                                                               Company; Chairman and Director, and Chairman
                                                               (officer position) until December 1995,
                                                               Mayer & Schweitzer, Inc. (a securities brokerage
                                                               subsidiary of The Charles Schwab Corporation);
                                                               Director, The Gap, Inc. (a clothing retailer),
                                                               Transamerica Corporation (a financial services
                                                               organization), AirTouch Communications (a
                                                               telecommunications company) and Siebel Systems
                                                               (a software company).


--------------------------
      *Mr. Schwab is an "interested person" of the Trust.

                                   POSITION WITH
                                   -------------
 NAME/BIRTHDAY                     THE TRUST                   PRINCIPAL OCCUPATION
 -------------                     ---------                   --------------------
 TIMOTHY F. McCARTHY**             President and Trustee       Executive Vice President - Mutual Funds, Charles
 September 19, 1951                                            Schwab & Co., Inc. and The Charles Schwab
                                                               Corporation; Chief Executive Officer, Charles
                                                               Schwab Investment Management, Inc. From 1994 to
                                                               1995, Mr. McCarthy was Chief Executive Officer,
                                                               Jardine Fleming Unit Trusts Ltd.; Executive
                                                               Director, Jardine Fleming Holdings Ltd.;
                                                               Chairman, Jardine Fleming Taiwan Securities Ltd.;
                                                               and Director of JF India and Fleming Flagship,
                                                               Europe. Prior to 1994, he was President of
                                                               Fidelity Investments Advisor Group, a division of
                                                               Fidelity Investments in Boston.

 DONALD F. DORWARD                 Trustee                     President and Chief Executive Officer, Dorward &
 September 23, 1931                                            Associates (advertising and marketing/consulting).

 ROBERT G. HOLMES                  Trustee                     Chairman, Chief Executive Officer and Director,
 May 15, 1931                                                  Semloh Financial, Inc. (international financial
                                                               services).

 DONALD R. STEPHENS                Trustee                     Managing Partner, D.R. Stephens & Co. (real estate
 June 28, 1938                                                 investment).  Prior to 1993, Mr. Stephens was

                                                               Chairman and Chief Executive Officer of the Bank of
                                                               San Francisco.

 MICHAEL W. WILSEY                 Trustee                     Chairman, Chief Executive Officer and Director,
 August 18, 1943                                               Wilsey Bennett, Inc. (truck and air transportation,
                                                               real estate investment and management, and
                                                               investments).

 A. JOHN GAMBS                     Treasurer and Principal     Executive Vice President - Finance and Chief
 November 16, 1945                 Financial Officer           Financial Officer, The Charles Schwab Corporation;
                                                               Executive Vice President, Chief Financial Officer
                                                               and Director, Charles Schwab & Co., Inc.; Chief
                                                               Financial Officer and Director, Charles Schwab
                                                               Investment Management, Inc.; and Chief Financial

                                                              Officer, The Charles Schwab Trust Company.



--------------------------
      **Mr. McCarthy is an "interested person" of the Trust.

                                   POSITION WITH
                                   -------------
 NAME/BIRTHDAY                     THE TRUST                   PRINCIPAL OCCUPATION
 -------------                     ---------                   --------------------


 WILLIAM J. KLIPP*                 Senior Vice President,      Senior Vice President, Charles Schwab & Co., Inc.;
 December 9, 1955                  Chief Operating Officer     President and Chief Operating Officer, Charles
                                   and Trustee                 Schwab Investment Management, Inc. Prior to 1993,
                                                               Mr. Klipp was Treasurer of Charles Schwab & Co.,
                                                               Inc. and Mayer & Schweitzer, Inc.

 STEPHEN B. WARD                   Senior Vice President &     Senior Vice President and Chief Investment Officer,
 April 5, 1955                     Chief Investment            Charles Schwab Investment Management, Inc.
                                   Officer

 FRANCES COLE                      Secretary                   Vice President, Chief Counsel, Chief Compliance
 September 9, 1955                                             Officer and Assistant Corporate Secretary, Charles
                                                               Schwab Investment Management, Inc.

 DAVID H. LUI                      Assistant Secretary         Vice President and Senior Counsel - Charles Schwab
 October 14, 1960                                              Investment Management, Inc.  From 1991 to 1992, he
                                                               was Assistant Secretary and Assistant Corporate
                                                               Counsel for the Franklin Group of Mutual Funds.

 CHRISTINA M. PERRINO              Assistant Secretary         Vice President and Senior Counsel - Charles Schwab
 June 16, 1961                                                 Investment Management, Inc.  Prior to 1994, she was
                                                               Counsel and Assistant Secretary for North American
                                                               Security Life Insurance Company and Secretary for
                                                               North American Funds.


         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for Schwab Investments, The Charles Schwab Family of Funds and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

----------------------------------
      *Mr. Klipp is an "interested person" of the Trust.

                                              COMPENSATION TABLE(1)

                                                   Pension or
                                                   Retirement
                                                   Benefits              Estimated
                                                   Accrued as Part       Annual Benefits
                                                   of Fund               Upon                       Total
                             Aggregate             Expenses from         Retirement from            Compensation
Name of Person,              Compensation          the Fund              the Fund                   from the Fund
Position                     from the Trust        Complex(2)            Complex(2)                 Complex(2)
---------------              --------------        ---------------       ---------------            -------------
Charles R. Schwab,                    0                    N/A                   N/A                    0
Chairman and Trustee

Elizabeth G. Sawi(3),                 0                    N/A                   N/A                    0
President and Trustee

Timothy F. McCarthy(4),               0                    N/A                   N/A                    0
President and Trustee

William J. Klipp,                     0                    N/A                   N/A                    0
Sr. Vice President, Chief
Operating Officer and
Trustee

Donald F. Dorward,                  16,000                 N/A                   N/A                  60,500
Trustee

Robert G. Holmes,                   16,000                 N/A                   N/A                  60,500
Trustee

Donald R. Stephens,                 16,000                 N/A                   N/A                  60,500
Trustee

Michael W. Wilsey,                  16,000                 N/A                   N/A                  60,500
Trustee



         1 Figures are for the Trust's fiscal year ended October 31, 1995.



         2 "Fund Complex" comprises all 23 funds of the Trust, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios.


         3        Ms. Sawi served as President and Trustee until October 1995.


         4        Mr. McCarthy became President and Trustee in October 1995.


                 ----------------------------------------------

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").


         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.


         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund(R) or SchwabFunds selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds, and Schwab Investments.


         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER


         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 22 mutual funds with approximately $33 billion in assets as of January 31, 1996. The Investment Manager is an affiliate of Schwab, the Trust's distributor and shareholder services and transfer agent. The Advisory Agreement will continue in effect until May 30, 1997 with respect to each of the Funds and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.


         International Index Fund. For its advisory and administrative services to the International Index Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.70% of the Fund's average daily net assets not in excess of $300 million, and 0.60% of such assets over $300 million.


         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1997, the total fund operating expenses for the International Index Fund will not exceed 0.69% of that Fund's average daily net assets.



         For the fiscal years ended October 31, 1995 and 1994 and for the fiscal period from September 9, 1993 (commencement of operations) to October 31, 1993, the International Index Fund paid investment advisory fees of $665,000, $474,000, and $0, respectively (fees were reduced by $415,000, $388,000, and $98,000, respectively).


         Small-Cap Index Fund. For its advisory and administrative services to the Small-Cap Index Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.50% of the Fund's average daily net assets not in excess of $300 million, and 0.45% of such assets over $300 million.


         The Investment Manager and Schwab have guaranteed that, through February 28, 1997, the total fund operating expenses for the Small-Cap Index Fund will not exceed 0.59% of that Fund's average daily net assets.



         For the fiscal year ended October 31, 1995 and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994, the Small-Cap Index Fund paid investment advisory fees of $332,000 and $152,000, respectively (fees were reduced by $115,000 and $107,000, respectively).


         Asset Director Funds. For its advisory and administrative services to the Asset Director Funds, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.74% of each Fund's average daily net assets not in excess of $1 billion, and 0.69% of the next $1 billion; and 0.64% of such net assets over $2 billion.


         The Investment Manager and Schwab have guaranteed that, through at least December 31, 1996, the total fund operating expenses for each Asset Director Fund will not exceed 0.89% of the Fund's average daily net assets.


         S&P 500 Fund. For its advisory and administrative services to the S&P 500 Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.36% of the Fund's average daily net assets not in excess of $1 billion, and 0.33% of the next $1 billion; and 0.31% of such net assets over $2 billion.

         The Investment Manager and Schwab have guaranteed that, through at least February 28, 1997, the total operating expenses allocable to the Investor Shares and the e.Shares(TM) will not exceed 0.49% and 0.28%, respectively, of the average daily net assets of that class of shares.


         Additional Information. The Advisory Agreement provides that the fees to be paid to the Investment Manager will be less than the amount that would cause the aggregate operating expenses of a Fund (excluding interest, taxes, net brokerage commissions and extraordinary expenses) in any year to exceed the most stringent limits prescribed by any state in which shares of a Fund are offered for sale. The most stringent current limit for such expenses is 2.5% of a fund's first $30 million of average net assets, 2.0% of a fund's next $70 million of average net assets and 1.5% of a fund's average net assets in excess of $100 million.

         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   SUB-ADVISER

         The Investment Manager has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with respect to the Asset Director Funds with Symphony Asset Management, Inc. (the "Sub-Adviser"), pursuant to which it will act as the Funds' sub-adviser. The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and currently manages directly and indirectly approximately $700 million in institutional and private account assets.

         The Sub-Adviser furnishes investment advice through direct assistance to the Investment Manager in the development and execution of quantitatively based investment strategies. The Sub-Adviser uses a sophisticated optimization technique known as "Tactical Asset Allocation" in evaluating the optimal allocation of the Asset Director Funds' assets among asset categories: stocks, bonds, and cash.

         Tactical Asset Allocation is a value-oriented strategy which seeks the highest reward for a given level of risk. Expected returns are measured for each asset category; for stocks, the internal rate of return is measured on forecasted dividend stream; for bonds, the yield to maturity is evaluated on representative long corporate bonds; and for cash-equivalents, yield to maturity is evaluated on representative money market instruments. Risks and correlations of the asset categories are measured from long-term return histories.


         The Investment Manager pays the Sub-Adviser an annual investment sub-advisory fee, payable monthly, of 0.08% of the first $100 million of the aggregate average daily net assets of the Asset Director Funds, 0.06% of the next $150 million, 0.04% of the next $600 million and 0.02% of the Funds' aggregate average daily net assets over $850 million.


         As of May 1, 1995 and June 30, 1995, Dimensional Fund Advisors Inc. ("Dimensional") no longer served as the sub-adviser to the Schwab Small-Cap Index Fund and the Schwab International Index Fund, respectively. As of the same dates, the Investment Manager became responsible for providing all investment advisory services to the Funds.

         Expenses. Under the Sub-Advisory Agreement between Dimensional and the Investment Manager, the Investment Manager paid Dimensional the following amounts for the fiscal periods indicated below.


         International Index Fund: for the fiscal years ended October 31, 1995 and 1994 and for the fiscal period from September 9, 1993 (commencement of operations) to October 31, 1993, $143,000, $185,000, and $21,000 respectively.



         Small-Cap Index Fund: for the fiscal year ended October 31, 1995 and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994, $36,000 and $51,000, respectively.


                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost for the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT


         State Street Bank and Trust Company, at 1 Heritage Drive, North Quincy, Massachusetts 02171-2197 serves as Custodian and as Fund Accountant for the International Index Fund, the Small-Cap Index Fund and the Asset Director Funds.



         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the S&P 500 Fund. PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the S&P 500 Fund.


                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and the Trust's federal income tax return. Price

Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20054, is counsel to the Trust.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         In effecting securities transactions for the Funds, the Investment Manager seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for the Funds primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility. In assessing these criteria, the Investment Manager will, among other things, monitor the performance of brokers effecting transactions for the Funds to determine the effect, if any, the Funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the Funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The Funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

         In an attempt to obtain best execution for the Funds, the Investment Manager may also place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the Funds to trade directly with other institutional holders on a net basis. At times, this may allow the Funds to trade larger blocks than would be possible trading through a single market maker.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.


         In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the Funds on securities exchanges, the Investment Manager will consider (if relevant) whether the compensation to be paid Schwab or any other affiliated broker-dealer will be (i) fair and reasonable, (ii) at least as favorable to the Funds as commissions that would be charged by other qualified brokers having comparable execution capabilities, and (iii) at least as favorable as commissions contemporaneously charged by Schwab or any other affiliated broker-dealer on comparable transactions for its most favored unaffiliated customers. The Funds do not consider it practicable or in the best interests of their shareholders to solicit competitive bids for commission rates on each transaction. However, the Board of Trustees, including a majority of the trustees who are not "interested persons" of Schwab or any other affiliated broker-dealer within the meaning of the 1940 Act, (i) has prescribed procedures designed to provide that the Funds do not pay commissions that do not meet the standards described above, (ii) reviews those procedures annually to determine whether they remain adequate, and
(iii) considers quarterly whether or not the commissions charged by Schwab or any other affiliated broker-dealer have met the standards.


         Brokerage services provided by Schwab to the Funds are also subject to Rule 11a2-2(T) under the Securities Exchange Act of 1934, as amended. Rule 11a2-2(T) permits the Funds to use Schwab as a broker provided certain conditions are met. Among these requirements are that the floor brokerage element of portfolio transactions (that is, execution on the exchange floor or through use of exchange facilities) be performed by members of the exchange not associated with Schwab, that the orders to such members be transmitted from off the exchange floor and that neither Schwab nor an associated person of Schwab participates in the execution of the transaction after the order has been so transmitted. In connection with transactions in which Schwab acts as broker for the Funds, Schwab, while not permitted to perform floor brokerage (which is undertaken by members selected by Schwab who are not associated with that firm), still continues to bear principal responsibility for determining important elements of overall execution such as timing and order size, and also clears and settles such transactions. Schwab pays the fees charged by those persons performing the described floor brokerage elements. Schwab will not trade directly with the Funds in any transactions in which Schwab or an affiliate acts as principal.


         Brokerage Commissions. For the fiscal years ended October 31, 1995 and 1994 and for the fiscal period from September 9, 1993 (commencement of operations) to October 31, 1993, the International Index Fund paid brokerage commissions of $54,718, $86,127, $170,195, respectively. For the fiscal year ended October 31, 1995 and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994, the Small-Cap Index Fund paid brokerage commissions of $142,785 and $165,997, respectively.


                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities owned by the Fund during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.


         A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The Funds expect that their portfolio turnover rate will not exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. In the case of the Asset Director Funds, this 100% portfolio turnover rate applies to the Funds' stock and bond categories separately. A high portfolio turnover rate may increase a Fund's transaction costs. The International Index Fund's portfolio turnover rate for the fiscal years ended October 31, 1995 and 1994 was 0% and 6%, respectively. The Small-Cap Index Fund's portfolio turnover rate for the fiscal year ended October 31, 1995 and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1994 was 24% and 16%, respectively.


         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.


                                      TAXES


         It is the policy of each Fund to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.


         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.


         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year were less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.


         A Fund's transactions in futures contracts, forward contracts, foreign currency transactions, options, and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.


                             INCOME TAX INFORMATION


         Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.


         Dividends paid by the Funds from net investment income and distributions from the Funds' net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable to shareholders as ordinary income. For corporate investors in the Funds, dividend distributions designated by the Funds to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations. Distributions received from the Funds designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Funds. However, if a shareholder receives a long-term capital gain distribution with respect to Funds' shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Funds.

         A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or
(3) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.


         Although the International Index Fund and the Asset Director Funds will attempt not to invest in any non-U.S. corporation which could be treated as a passive foreign investment company ("PFIC"), or become a PFIC, under the Code, it might inadvertently do so. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Index Fund and the Asset Director Funds do invest in PFICs, they may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Index Fund and the Asset Director Funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Index Fund's and the Asset Director Funds' shareholders. Therefore, the payment of this tax would reduce the International Index Fund's and the Asset Director Funds' economic return from their PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.


This discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                             SHARE PRICE CALCULATION


         Each Fund's net asset value per share is determined each day the New York Stock Exchange is open for trading as of 4:00 p.m., Eastern time. The net asset value of the International Index Fund is expressed in U.S. dollars by translating the Fund's assets using the bid price for the U.S. dollar as quoted by generally recognized, reliable sources. Currently, the New York Stock Exchange is closed on the following holidays: New Year's Day (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds value their portfolio securities daily based on their market value. Each security held by the Funds that is listed on a securities exchange and for which market quotations are available is valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Price information on each listed security is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets for which no quotations are readily available (including any restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to Board of Trustees guidelines. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.


                        HOW THE FUNDS REFLECT PERFORMANCE

                            STANDARDIZED TOTAL RETURN


         Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, the Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates. For the fiscal year ended October 31, 1995 and for the fiscal period from September 9, 1993 (commencement of operations) to October 31, 1995, the International Index Fund's average annual total return was 3.35% and 5.95%, respectively. For the fiscal year ended October 31, 1995 and for the fiscal period from December 3, 1993 (commencement of operations) to October 31, 1995, the Small-Cap Index Fund's total return was 17.11% and 8.97%, respectively.


                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         In addition, an after-tax total return for each Fund may be calculated by taking that Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of each Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

         Each Fund may also report the percentage of that Fund's standardized or non-standardized total return which would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of Fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

                                      YIELD

         Yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment.

      COMPARING THE PERFORMANCE OF THE FUNDS WITH OTHER FUNDS AND INDICES

         The performance of the Funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, United States government obligations, bank certificates of deposit, the consumer price index, and other investments for which reliable data is available.

         The Asset Director Funds may also compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, such as those indices names in the Funds' Prospectus under "Market Performance."

                     THE BENEFITS OF INTERNATIONAL INVESTING

                    INCREASED DIVERSIFICATION CAN LOWER RISK

         To some extent, all U.S.-based investments -- stocks, bonds, mutual funds and CDs -- are affected by the same economic forces. Tax cuts, interest rate changes and the performance of the U.S. stock market can all influence U.S. investments. Adding international (or overseas) investments to a U.S.-based portfolio has historically reduced the portfolio's overall volatility. Although U.S. and international markets may be interrelated, they do not move in tandem -- so losses in one market can be offset by gains in another.

                     POTENTIALLY HIGHER OVERALL PERFORMANCE

         During the past 10 years ending December 31, 1994, international equity markets outperformed the U.S. equity market and most other U.S. securities investments -- corporate bonds, CDs and U.S. Treasuries. The returns produced by the international markets have also kept investors well ahead of inflation. This historical performance means that investors diversified overseas earned a higher level of return.

                          BROADER GROWTH OPPORTUNITIES

         Investors who limit their portfolios to U.S. securities are missing these investment opportunities. Ten years ago, the United States made up more than half of the world's equity investments. As of December 31, 1993, it represented just over one-third.

                       INDEXING AND THE SCHWAB INDEX FUNDS

         Because the unmanaged performance of a broad-based equity index has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. Institutional investors often devote a substantial percentage of their assets to indexed strategies.

         An index typically tracks the performance of a group of securities selected to represent a particular market, and is most often used to gauge that market's performance. The Dow Jones Industrial Average ("DJIA") and Standard

& Poor's 500 Index(R) ("S&P 500") are two indices designed to measure the performance of United States stocks. When investment managers invest indexed separate accounts or index fund assets, they attempt to replicate the performance of the applicable target index by holding all or a representative sample of the securities included in the index.


         The Funds' performance data assume the reinvestment of dividends, but do not reflect deductions for administrative and management expenses. The Funds will be subject to these costs and expenses, while the Index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the Funds' performance to be higher or lower than that of the Index.


                        THE SCHWAB INTERNATIONAL INDEX(R)


         The Schwab International Index(R) is a broad-based stock market index which contains the common stocks of the 350 largest operating companies (i.e., non-investment companies) incorporated outside the United States. To reduce undue risk, the Index represents equities only from countries that are considered to have developed markets and economies. By tracking the largest companies in developed markets, the Index represents the performance of the "blue chips" of international markets. The Index is also designed to provide a broad representation of the international market, by limiting each country to no more than 35% of the total market capitalization of the Index. As the stocks contained in the Index represent about 35% of the total market capitalization of international companies, the Index provides a reliable measure of market performance. The Schwab International Index(R) was first made available to the public on July 29, 1993.


                        THE SCHWAB SMALL-CAP INDEX(TM)


         To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange, American Stock Exchange or the NASDAQ/NMS, and (3) its market value must place it among the second 1000 such companies as measured by market capitalization (i.e., from the company with a rank of 1001 through the company with a rank of 2000). Shareholders generally avoid exposure to the smallest companies, whose shares are often thinly traded and very volatile, because these stocks are not included in the Index.



         A particular stock's weighting in the Schwab Small-Cap Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of the Schwab Small-Cap Index. The returns produced by the United States stock market during the 25 years ending December 31, 1995 have been exceeded by very few types of securities investments. Because the unmanaged performance of the U.S. stock market has often proven superior to that of many individually selected stock portfolios, a growing percentage of assets invested in the equity markets are being placed in "index" portfolios. From less than $9 billion in 1980, indexed institutional holdings have grown to over $280 billion, a figure equal to approximately one-quarter of all institutional assets. (Source: Callan Associates Survey, reported in Fall 1990 edition of The Journal of Portfolio Management).



         Historically, returns in a long-term investment in a group of common stocks representative of the stock market as a whole, as well as a group of common stocks representative of small-cap stocks, have significantly exceeded the returns of U.S. Treasury Bills, CDs, corporate bonds and inflation.



                                THE S&P 500 INDEX



         The Standard and Poor's 500 Composite Stock Price Index, known as the S&P 500 Index, is representative of the performance of the U.S. stock market. The Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the Index are among the largest, there are also some relatively small companies in the Index. Those companies, however, are generally established companies within their industry group. S&P identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the Index:
Industrials, Utilities, Financial and Transportation.


                ASSET ALLOCATION STRATEGIES USING SCHWABFUNDS(R)


         Shareholders of SchwabFunds may wish to invest in the SchwabFunds as components of their personal asset allocation plan. They may also choose to invest in the Schwab Asset Director Funds, which offer the benefits of asset allocation in a single fund. An asset allocation program is available through Schwab. This program may help shareholders select investments, including investments in SchwabFunds, that match their individual investment needs. The shareholders' personal investment plan is based on a number of factors including personal financial situation, time horizon, investment objectives and goals, and risk tolerance.


              ACCESS TO SCHWAB'S MUTUAL FUND ONESOURCE SERVICE(TM)

         With Schwab's Mutual Fund OneSource ServiceTM ("OneSource"), a shareholder can invest in over 200 mutual funds from many fund companies, subject to the following. If a shareholder makes five or more short-term redemptions of OneSource mutual funds (other than the SchwabFunds) within any 12-month period, a fee will be charged on all future trades. A short-term redemption in this context refers to the sale of mutual fund shares held for six months or less. Some mutual funds available through OneSource may charge fees permitted under Rule 12b-1 in excess of one quarter of one percent per year. Schwab reserves the right to modify OneSource's terms and conditions at any time. For more information, a shareholder should contact their Schwab office during its regular business hours or 800-2 NO-LOAD, 24 hours a day.


         From time to time, the Funds may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the Funds. In addition, such advertisements may include comparisons of the Funds' performance against that of investment products that do not employ the Funds' policy of seeking to limit capital gains.



         The Funds are intended to make indexed investing easily available to Schwab customers with the highest level of convenience and economy thereby facilitating their ability to participate in the long-term performance of the U.S. stock market.

                                 SCHWABFUNDS(R).


SchwabFunds offers a variety of series and classes of shares of beneficial interest to help you with your investment needs.

                                  EQUITY FUNDS
                             Schwab 1000 Fund(R)(1)
                     Schwab International Index Fund(TM)(2)

                        Schwab Small-Cap Index Fund(R)(2)

                  Schwab Asset Director(R)-High Growth Fund(2)
                Schwab Asset Director(R)-Balanced Growth Fund(2)
              SchwabAsset Director(R)-Conservative Growth Fund(2)

                     Schwab S&P 500 Fund-Investor Shares(2)


                     Schwab S&P 500 Fund-e.Shares(TM)(2,3)


                               FIXED INCOME FUNDS(1)
                 Schwab Short/Intermediate Government Bond Fund
                      Schwab Long-Term Government Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
           Schwab California Short/Intermediate Tax-Free Bond Fund(4)
                Schwab California Long-Term Tax-Free Bond Fund(4)


                             MONEY MARKET FUNDS(5)

                            Schwab Money Market Fund
                          Schwab Government Money Fund
                         Schwab U.S. Treasury Money Fund
                      Schwab Value Advantage Money Fund(TM)
                    Schwab Tax-Exempt Money Fund-Sweep Shares

             Schwab Tax-Exempt Money Fund-Value Advantage Shares(TM)


             Schwab California Tax-Exempt Money Fund-Sweep Shares(4)


      Schwab California Tax-Exempt Money Fund-Value Advantage Shares(TM)(4)


                       Schwab Retirement Money Fund(R)(6)


                Schwab Institutional Advantage Money Fund(TM)(6)


              Schwab New York Tax-Exempt Money Fund-Sweep Shares(7)


       Schwab New York Tax-Exempt Money Fund-Value Advantage Shares(TM)(7)


1 The Schwab 1000 Fund and all fixed income funds are separate investment portfolios of Schwab Investments.


2 The Funds are separate investment portfolios or classes of shares of Schwab Capital Trust.



3        Available only through SchwabLink(TM).



4 Available only to California residents and residents of selected other states.



5 All listed money market funds are separate investment portfolios of The Charles Schwab Family of Funds.



6        Designed for institutional investors only.



7 Available only to New York residents and residents of selected other states.

                                OTHER INFORMATION


         From time to time, the International Index Fund and the Small-Cap Index Fund may compare the historical performance of the Schwab International Index(R) and the Schwab Small-Cap Index(TM), respectively, to the historical performance of various other indices, including the S&P 500, as reported by independent sources.



         Each Fund is managed to offset capital gains with capital losses in order to minimize that Fund's capital gain distributions. This special feature can make a real difference in an investor's after-tax return, especially if the investor is in a high tax bracket. In addition, each Fund has adopted a number of policies that should cause its portfolio turnover rate to be below the portfolio turnover rate of many other mutual funds. A lower portfolio turnover rate acts to minimize associated transaction costs as well as the level of realized capital gains. By avoiding, where possible, the distribution of capital gains to shareholders, the Funds help to build the value of a shareholders shares and defer payment of capital gains taxes until shares are redeemed. A shareholder's current tax liability for capital gains should be reduced and the shareholder's total return increased by these policies.



         Each Fund may, from time to time, refer to recent studies that analyze certain techniques and strategies which either Fund may use. In addition, each Fund may, from time to time, promote the advantages of investing in a series that is part of a large, diverse mutual fund complex.


         From time to time, either Fund may include discussions in advertisements of the income tax savings shareholders may experience as a result of that Fund's policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of either Fund. In addition, such advertisements may include comparisons of each Fund's performance against that of investment products that do not employ each Fund's policy of seeking to limit capital gains.


                              GENERAL INFORMATION



         The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.


         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (i) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.


         The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of these Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES


         As of February 28, 1996, Charles Schwab and Co., Inc., 101 Montgomery St., San Francisco, CA 94104 directly owned 100% of the outstanding shares of the Schwab S&P 500 Fund--Investor Shares and the Schwab S&P 500
Fund--e.Shares(TM).



         In addition, as of January 31, 1996, the officers and trustees of the Trust, as a group, owned of record or beneficially 1.3%, 2.3% and 1.7% of the outstanding voting securities of the Schwab Small-Cap Index Fund, the Asset Director--High Growth Fund and the Asset Director--Conservative Growth, respectively. As of January 31, 1996, the officers and trustees of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding voting securities of the remaining series of Schwab Capital Trust.


                        PURCHASE AND REDEMPTION OF SHARES

         Each Fund has set minimum initial investment requirements, as disclosed in their respective Prospectuses. Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by trustees, directors, officers or employees of the Trust, Schwab, the Investment Manager, or the Sub-Adviser.

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.


                                OTHER INFORMATION


         The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                   COMPANIES IN THE SCHWAB INTERNATIONAL INDEX



         The following is a list of Companies whose securities were included in the Schwab International Index(R) calculation as of September 29, 1995:



COMPANY NAME                                COUNTRY
ABBEY NATIONAL                              UNITED KINGDOM
ABN AMRO HOLDING                            NETHERLANDS
AEGON                                       NETHERLANDS
AIR LIQUIDE                                 FRANCE
AJINOMOTO CO                                JAPAN
AKZO NOBEL                                  NETHERLANDS
ALCAN ALUMINIUM                             CANADA
ALCATEL ALSTHOM                             FRANCE
ALL NIPPON AIRWAYS CO                       JAPAN
ALLEANZA ASSICUR. ORD                       ITALY
ALLEANZA ASSICUR. RNC                       ITALY
ALLIED DOMECQ                               UNITED KINGDOM
AMCOR                                       AUSTRALIA
ANZ BANKING GROUP                           AUSTRALIA
ARGENTARIA CORP BANCARIA                    SPAIN
ARGYLL GROUP                                UNITED KINGDOM
ASAHI BANK                                  JAPAN
ASAHI BREWERIES                             JAPAN
ASAHI CHEMICAL IND CO                       JAPAN
ASAHI GLASS CO                              JAPAN
ASDA GROUP                                  UNITED KINGDOM
ASEA A                                      SWEDEN
ASEA B                                      SWEDEN
ASS'D BR FOODS EX WESTON                    UNITED KINGDOM
ASSICURAZIONI GENERALI                      ITALY
ASTRA A                                     SWEDEN
ASTRA B                                     SWEDEN
AXA                                         FRANCE
BAA                                         UNITED KINGDOM
BANCO BILBAO VIZCAYA                        SPAIN
BANCO SANTANDER                             SPAIN
BANK FUKUOKA                                JAPAN
BANK MONTREAL                               CANADA
BANK NOVA SCOTIA                            CANADA

COMPANY NAME                                COUNTRY
BANK TOKYO                                  JAPAN
BANK YOKOHAMA                               JAPAN
BANKGESELLSCHAFT BERLIN                     GERMANY
BARCLAYS                                    UNITED KINGDOM
BARRICK GOLD CORP                           CANADA
BASF                                        GERMANY
BASS                                        UNITED KINGDOM
BAT INDUSTRIES                              UNITED KINGDOM
BAYER                                       GERMANY
BAYER HYPOTHEKEN BANK                       GERMANY
BAYER VEREINSBANK STAMM                     GERMANY
BBC BROWN BOVERI INH                        SWITZERLAND
BBC BROWN BOVERI NAMEN                      SWITZERLAND
BCE INC                                     CANADA
BMW STAMM                                   GERMANY
BNP ORD                                     FRANCE
BOC GROUP                                   UNITED KINGDOM
BOOTS CO                                    UNITED KINGDOM
BRIDGESTONE CORP                            JAPAN
BRITISH AIRWAYS                             UNITED KINGDOM
BRITISH GAS                                 UNITED KINGDOM
BRITISH PETROLEUM                           UNITED KINGDOM
BRITISH SKY BROADCANADASTING                UNITED KINGDOM
BRITISH STEEL                               UNITED KINGDOM
BRITISH TELECOM                             UNITED KINGDOM
BROKEN HILL PROP CO                         AUSTRALIA
BTR                                         UNITED KINGDOM
BTR NYLEX                                   AUSTRALIA
CANADABLE & WIRELESS                        UNITED KINGDOM
CANADADBURY SCHWEPPES                       UNITED KINGDOM
CANADANADIAN IMPERIAL BANK                  CANADA
CANADANADIAN PACIFIC LTD                    CANADA
CANADANON INC                               JAPAN
CANADARREFOUR                               FRANCE
CHEUNG KONG                                 HONG KONG
CHIBA BANK                                  JAPAN
CHINA LIGHT & POWER                         HONG KONG
CHUBU ELECTRIC POWER CO                     JAPAN
CHUGOKU ELECTRIC POWER                      JAPAN

COMPANY NAME                                COUNTRY
CIBA-GEIGY INHABER                          SWITZERLAND
CIBA-GEIGY NAMEN                            SWITZERLAND
CITIC PACIFIC                               HONG KONG
CITY GERMANYVELOPMENTS                      SINGAPORE
COMMERCIAL UNION                            UNITED KINGDOM
COMMERZBANK AKTIE                           GERMANY
COMMONWEALTH BANK                           AUSTRALIA
CRA                                         AUSTRALIA
CS HOLDING                                  SWITZERLAND
DAI NIPPON PRINTING CO                      JAPAN
DAI-ICHI KANGYO BANK                        JAPAN
DAIEI                                       JAPAN
DAIMLER-BENZ                                GERMANY
DAIWA BANK                                  JAPAN
DAIWA HOUSE IND CO                          JAPAN
DAIWA SECURITIES CO                         JAPAN
DANONE (GROUPE)                             FRANCE
DDI CORP                                    JAPAN
GERMANYUTSCHE BANK                          GERMANY
GERMANYVELOPMENT BK SINGAPORE               SINGAPORE
DRESDNER BANK                               GERMANY
EAST JAPAN RAILWAY CO                       JAPAN
ELECTRABEL                                  BELGIUM
ELECTRABEL VVPR                             BELGIUM
ELF AQUITAINE                               FRANCE
ELSEVIER                                    NETHERLANDS
ENGERMANYSA                                 SPAIN
ERICSSON (LM) B                             SWEDEN
FANUC                                       JAPAN
FIAT ORD                                    ITALY
FIAT PRIV                                   ITALY
FIAT RNC                                    ITALY
FUJI BANK                                   JAPAN
FUJI PHOTO FILM CO                          JAPAN
FUJITSU                                     JAPAN
GENERAL ELECTRIC PLC                        UNITED KINGDOM
GENERALE BELGIQUE                           BELGIUM
GENERALE EAUX (CIE)                         FRANCE
GLAXO WELLCOME                              UNITED KINGDOM

COMPANY NAME                                COUNTRY
GRANADA GROUP                               UNITED KINGDOM
GRAND METROPOLITAN                          UNITED KINGDOM
GREAT UNIVERSAL STORES                      UNITED KINGDOM
GUINNESS                                    UNITED KINGDOM
GUNMA BANK                                  JAPAN
HACHIJUNI BANK                              JAPAN
HANG SENG BANK                              HONG KONG
HANKYU CORP                                 JAPAN
HANSON                                      UNITED KINGDOM
HEINEKEN NV                                 NETHERLANDS
HENGERMANYRSON LAND GERMANYV.               HONG KONG
HENKEL VORZUG                               GERMANY
HITACHI                                     JAPAN
HITACHI ZOSEN CORP                          JAPAN
HOECHST                                     GERMANY
HOKKAIDO ELECTRIC POWER                     JAPAN
HOKURIKU ELECTRIC POWER                     JAPAN
HOLGERMANYRBANK INHABER                     SWITZERLAND
HOLGERMANYRBANK NAMEN                       SWITZERLAND
HONDA MOTOR CO                              JAPAN
HONGKONG ELECTRIC HLDGS                     HONG KONG
HONGKONG LAND HK (USD)                      SINGAPORE
HONGKONG TELECOM                            HONG KONG
HSBC HOLDINGS (GBP 0.75)                    UNITED KINGDOM
HSBC HOLDINGS (HKD 10)                      UNITED KINGDOM
HUTCHISON WHAMPOA                           HONG KONG
IBERDROLA                                   SPAIN
IMPERIAL CHEMICANADAL ICI                   UNITED KINGDOM
IMPERIAL OIL                                CANADA
INA                                         ITALY
INDUSTRIAL BANK OF JAPAN                    JAPAN
INT'LE NEGERMANYRLANGERMANYN GROEP          NETHERLANDS
ISHIKAWAJIMA-HARIMA                         JAPAN
ITO-YOKADO CO                               JAPAN
ITOCHU CORP                                 JAPAN
JAPAN AIRLINES CO                           JAPAN
JAPAN TELECOM CO                            JAPAN
JAPAN TOBACCO                               JAPAN
JARDINE MATHESON HK(USD)                    SINGAPORE

COMPANY NAME                                COUNTRY
JOYO BANK                                   JAPAN
JUSCO CO                                    JAPAN
KAJIMA CORP                                 JAPAN
KANSAI ELECTRIC POWER CO                    JAPAN
KAO CORP                                    JAPAN
KAWASAKI HEAVY IND                          JAPAN
KAWASAKI STEEL CORP                         JAPAN
KDD                                         JAPAN
KINGFISHER                                  UNITED KINGDOM
KINKI NIPPON RAILWAY CO                     JAPAN
KIRIN BREWERY CO                            JAPAN
KOBE STEEL                                  JAPAN
KOMATSU                                     JAPAN
KON. PTT NEGERMANYRLAND                     NETHERLANDS
KUBOTA CORP                                 JAPAN
KYOCERA CORP                                JAPAN
KYUSHU ELECTRIC POWER CO                    JAPAN
LAFARGE (LAFARGE COPPEE)                    FRANCE
LINGERMANY                                  GERMANY
LLOYDS BANK                                 UNITED KINGDOM
LONG-TERM CREDIT BANK                       JAPAN
LOREAL                                      FRANCE
LUFTHANSA STAMM                             GERMANY
LUFTHANSA VORZUG                            GERMANY
LVMH                                        FRANCE
LYONNAISE GERMANYS EAUX                     FRANCE
MANNESMANN                                  GERMANY
MARKS & SPENCER                             UNITED KINGDOM
MARUBENI CORP                               JAPAN
MARUI CO                                    JAPAN
MATSUSHITA COMMUNICANADATION                JAPAN
MATSUSHITA ELECT IND'L                      JAPAN
MATSUSHITA ELECT WORKS                      JAPAN
MICHELIN B                                  FRANCE
MITSUBISHI BANK                             JAPAN
MITSUBISHI CHEMICANADAL CORP                JAPAN
MITSUBISHI CORP                             JAPAN
MITSUBISHI ELECTRIC CORP                    JAPAN
MITSUBISHI ESTATE CO                        JAPAN

COMPANY NAME                                COUNTRY
MITSUBISHI HEAVY IND                        JAPAN
MITSUBISHI MATERIALS                        JAPAN
MITSUBISHI MOTORS CORP                      JAPAN
MITSUBISHI TRUST                            JAPAN
MITSUI & CO                                 JAPAN
MITSUI FUDOSAN CO                           JAPAN
MITSUI MARINE & FIRE                        JAPAN
MITSUI TRUST & BANK CO                      JAPAN
MUNCHENER RUCK INH                          GERMANY
MUNCHENER RUCK NAM                          GERMANY
MURATA MANUFACTURING CO                     JAPAN
NAME                                        CC
NATIONAL AUSTRALIA BANK                     AUSTRALIA
NATIONAL POWER                              UNITED KINGDOM
NATIONAL WESTMINSTER BK                     UNITED KINGDOM
NEC CORP                                    JAPAN
NESTLE NOM                                  SWITZERLAND
NEW OJI PAPER CO                            JAPAN
NEW WORLD GERMANYVELOPMENT                  HONG KONG
NEWS CORP                                   AUSTRALIA
NEWS CORP PLVO                              AUSTRALIA
NIKKO SECURITIES CO                         JAPAN
NIKON CORP                                  JAPAN
NINTENDO CO                                 JAPAN
NIPPON CREDIT BANK                          JAPAN
NIPPON EXPRESS CO                           JAPAN
NIPPON OIL CO                               JAPAN
NIPPON PAPER IND CO                         JAPAN
NIPPON STEEL CORP                           JAPAN
NIPPON YUSEN K.K                            JAPAN
NIPPONGERMANYNSO CO                         JAPAN
NISSAN MOTOR CO                             JAPAN
NKK CORP                                    JAPAN
NOMURA SECURITIES CO                        JAPAN
NORANDA INC                                 CANADA
NORTHERN TELECOM                            CANADA
NTT CORP                                    JAPAN
OBAYASHI CORP                               JAPAN
OCBC BANK                                   SINGAPORE

COMPANY NAME                                COUNTRY
ODAKYU ELECTRIC RAILWAY                     JAPAN
OKI ELECTRIC INDUSTRY CO                    JAPAN
OMRON CORP                                  JAPAN
ONO PHARMACEUTICANADAL CO                   JAPAN
OSAKA GAS CO                                JAPAN
PARIBAS(CIE FINANCIERE)A                    FRANCE
PEARSON                                     UNITED KINGDOM
PEN & ORIENTAL STEAM                        UNITED KINGDOM
PETROFINA                                   BELGIUM
PEUGEOT SA                                  FRANCE
PHARMACIA A                                 SWEDEN
PHARMACIA B                                 SWEDEN
PHILIPS ELECTRONICS                         NETHERLANDS
PLACER DOME                                 CANADA
POLYGRAM                                    NETHERLANDS
POWERGEN                                    UNITED KINGDOM
PRUGERMANYNTIAL CORP                        UNITED KINGDOM
RANK ORGANISATION                           UNITED KINGDOM
REED INTERNATIONAL                          UNITED KINGDOM
RENAULT                                     FRANCE
REPSOL                                      SPAIN
REUTERS HOLDINGS                            UNITED KINGDOM
RHONE-POULENC ORD A                         FRANCE
RICHEMONT (FIN) A UNIT                      SWITZERLAND
RICOH CO                                    JAPAN
ROCHE HOLDING GENUSS                        SWITZERLAND
ROCHE HOLDING INHABER                       SWITZERLAND
ROHM CO                                     JAPAN
ROYAL BANK OF CANADANADA                    CANADA
ROYAL BANK OF SCOTLAND                      UNITED KINGDOM
ROYAL DUTCH PETROLEUM CO                    NETHERLANDS
RTZ CORP REG                                UNITED KINGDOM
RWE STAMM                                   GERMANY
RWE VORZUG                                  GERMANY
SAINSBURY (J)                               UNITED KINGDOM
SAINT-GOBAIN                                FRANCE
SAKURA BANK                                 JAPAN
SANDOZ INHABER                              SWITZERLAND
SANDOZ NAMEN                                SWITZERLAND

COMPANY NAME                                COUNTRY
SANDVIK A                                   SWEDEN
SANDVIK B                                   SWEDEN
SANKYO CO                                   JAPAN
SANOFI                                      FRANCE
SANWA BANK                                  JAPAN
SANYO ELECTRIC CO                           JAPAN
SAP STAMM                                   GERMANY
SAP VORZUG                                  GERMANY
SCHERING                                    GERMANY
SCHNEIGERMANYR(EX-SPIE BATIGN               FRANCE
SCHWEIZ BANKGESELL INH                      SWITZERLAND
SCHWEIZ BANKGESELL NAMEN                    SWITZERLAND
SCHWEIZ BANKVEREIN INH                      SWITZERLAND
SCHWEIZ BANKVEREIN NAMEN                    SWITZERLAND
SCOTTISH & NEWCANADASTLE                    UNITED KINGDOM
SEAGRAM CO                                  CANADA
SECOM CO                                    JAPAN
SEIBU RAILWAY CO                            JAPAN
SEKISUI CHEMICANADAL CO                     JAPAN
SEKISUI HOUSE                               JAPAN
SEVEN-ELEVEN JAPAN CO                       JAPAN
SHARP CORP                                  JAPAN
SHELL T & T                                 UNITED KINGDOM
SHIKOKU ELECTRIC POWER                      JAPAN
SHIMIZU CORP                                JAPAN
SHIN-ETSU CHEMICANADAL CO                   JAPAN
SHIZUOKA BANK                               JAPAN
SIEMENS STAMM                               GERMANY
SINGAPORE AIRLINES                          SINGAPORE
SINGAPORE TELECOM                           SINGAPORE
SMITHKLINE BEECHAM A                        UNITED KINGDOM
SMITHKLINE BEECHAM UNIT                     UNITED KINGDOM
SOCIETE GENERALE                            FRANCE
SONY CORP                                   JAPAN
SONY MUSIC ENTERTAINMENT                    JAPAN
STANDARD CHARTERED                          UNITED KINGDOM
STET ORD                                    ITALY
STET RNC                                    ITALY
SUEZ (COMPAGNIE GERMANY)                    FRANCE

COMPANY NAME                                COUNTRY
SUMITOMO BANK                               JAPAN
SUMITOMO CHEMICANADAL CO                    JAPAN
SUMITOMO CORP                               JAPAN
SUMITOMO ELECTRIC IND                       JAPAN
SUMITOMO MARINE & FIRE                      JAPAN
SUMITOMO METAL IND                          JAPAN
SUMITOMO TRUST & BANK                       JAPAN
SUN HUNG KAI PROPERTIES                     HONG KONG
SUZUKI MOTOR CORP                           JAPAN
SWIRE PACIFIC A                             HONG KONG
TAISEI CORP                                 JAPAN
TAISHO PHARMACEUTICANADAL CO                JAPAN
TAKEDA CHEMICANADAL IND                     JAPAN
TDK CORP                                    JAPAN
TEIJIN                                      JAPAN
TELE DANMARK B                              GERMANYNMARK
TELECOM ITALIA MOB. ORD                     ITALY
TELECOM ITALIA MOB. RNC                     ITALY
TELECOM ITALIA ORD                          ITALY
TELECOM ITALIA RNC                          ITALY
TELEFONICANADA GERMANY ESPANA               SPAIN
TESCO                                       UNITED KINGDOM
THOMSON CORP                                CANADA
THORN-EMI                                   UNITED KINGDOM
THYSSEN                                     GERMANY
TOBU RAILWAY CO                             JAPAN
TOHOKU ELECTRIC POWER CO                    JAPAN
TOKAI BANK                                  JAPAN
TOKIO MARINE & FIRE                         JAPAN
TOKYO ELECTRIC POWER CO                     JAPAN
TOKYO ELECTRON                              JAPAN
TOKYO GAS CO                                JAPAN
TOKYU CORP                                  JAPAN
TONEN CORP                                  JAPAN
TOPPAN PRINTING CO                          JAPAN
TORAY INDUSTRIES                            JAPAN
TORONTO-DOMINION BANK                       CANADA
TOSHIBA CORP                                JAPAN
TOSTEM CORP                                 JAPAN

COMPANY NAME                                COUNTRY
TOTAL SA                                    FRANCE
TOTO                                        JAPAN
TOYO SEIKAN KAISHA                          JAPAN
TOYO TRUST & BANKING CO                     JAPAN
TOYODA AUTOMATIC LOOM                       JAPAN
TOYOTA MOTOR CORP                           JAPAN
TRACTEBEL                                   BELGIUM
TRACTEBELGIUML VVPR                         BELGIUM
TSB GROUP                                   UNITED KINGDOM
UAP (COMPAGNIE)                             FRANCE
UNILEVER NV CERT                            NETHERLANDS
UNILEVER PLC                                UNITED KINGDOM
UNITED OVERSEAS BANK                        SINGAPORE
VEBA                                        GERMANY
VENDOME LUXURY GRP UNIT                     UNITED KINGDOM
VEW INH (VEREIN EL WEST                     GERMANY
VIAG                                        GERMANY
VODAFONE GROUP                              UNITED KINGDOM
VOLKSWAGEN STAMM                            GERMANY
VOLKSWAGEN VORZUG                           GERMANY
VOLVO A                                     SWEDEN
VOLVO B                                     SWEDEN
WESTERN MINING CORP HLDG                    AUSTRALIA
WESTPAC BANKING                             AUSTRALIA
WHARF HOLDINGS                              HONG KONG
WINTERTHUR VERS. INHABELGIUMR               SWITZERLAND
WINTERTHUR VERS. NAMEN                      SWITZERLAND
WOLTERS KLUWER                              NETHERLANDS
YAMAICHI SECURITIES CO                      JAPAN
YAMANOUCHI PHARM.                           JAPAN
YASUDA FIRE & MARINE                        JAPAN
YASUDA TRUST & BANK CO                      JAPAN
ZENECANADA GROUP                            UNITED KINGDOM
ZUERICH VERSICHERUNG                        SWITZERLAND

                     COMPANIES IN THE SCHWAB SMALL-CAP INDEX



         The following is a list of Companies whose securities were included in the Schwab Small-Cap Index(TM) calculation as of December 31, 1995:


1ST SOURCE CORP
3DO CO
AAMES FINL CORP
AAR CORP
ABM INDS INC
ABR INFORMATION SVCS
ACCESS HEALTH MARKET
ACCLAIM ENTMT INC NE
ACCUSTAFF INC
ACORDIA INC
ACUSON CORP
ACX TECHNOLOGIES INC
ACXIOM CORP
ADVANCED TECHNOLOGY
ADVANCED TISSUE SCIE
ADVO SYSTEM INC
AFFILIATED COMPUTER
AG CHEM EQUIP INC
AGOURON PHARMACEUTIC
AIR EXPRESS INTL COR
AIRBORNE FGHT CORP
ALANTEC CI2ORP
ALBANK FINL CORP
ALBANY INTL CORP
ALEX BROWN INC
ALEXANDER & ALEXANDE
ALFA CORP
ALLEN GROUP INC
ALLIANCE ENTMT CORP
ALLIANCE PHARMACEUTI
ALLIANCE SEMICONDUCT
ALLIANT TECHSYSTEMS
ALLIED GROUP INC
ALPHARMA INC
ALTERNATIVE RESOURCE
ALTRON INC
AMC ENTMT INC
AMCOL INTL CORP
AMCORE FINL INC
AMERCO
AMERICA WEST AIRLS I
AMERICAN ANNUITY GRO
AMERICAN BANKRS INS
AMERICAN BUSINESS IN
AMERICAN BUSINESS PR
AMERICAN FINL ENTPRI
AMERICAN FREIGHTWAYS
AMERICAN HERIT LF IN
AMERICAN MED RESPONS
AMERICAN MGMT SYS IN
AMERICAN MOBILE SATE
AMERICAN PRESIDENT
AMERICAN TRAVELLERS
AMERICREDIT CORP
AMETEK INC
AMRESCO INC
AMSCO INTL INC
ANCHOR GAMING
ANTEC CORP
ANTHONY INDS INC
APOLLO GROUP INC
APPLEBEES INTL INC
APPLIED MAGNETICS CO
APPLIED PWR INC
APPLIX INC
APS HLDG CORP
APTARGROUP INC
AQUILA GAS PIPELINE
ARBOR DRUGS INC
ARCH COMMUNICATIONS

ARCTCO INC
ARGONAUT GROUP INC
ARMCO INC
ARMOR ALL PRODS CORP
ARNOLD INDS INC
ARVIN INDS INC
ASHLAND COAL INC
ASPECT TELECOMMUNICA
ASPEN TECHNOLOGY INC
ASSOCIATED BANC CORP
ASSOCIATED GROUP INC
AST RESEARCH INC
ASTORIA FINL CORP
ATLANTIC SOUTHEST AI
ATLAS AIR INC
ATMOS ENERGY CORP
ATRIA SOFTWARE INC
AUGAT INC
AURA SYS INC
AUSPEX SYS INC
AUTHENTIC FITNESS CO
AVATAR HLDS INC
AVID TECHNOLOGY INC
AZTAR CORP
BALDOR ELEC CO
BALL CORP
BALLARD MED PRODS
BALLY ENTMT CORP
BANCORPSOUTH INC
BANCTEC INC
BANKNORTH GRP INC DE
BARRETT RES CORP
BASSETT FURNITURE IN
BATTLE MTN GOLD CO
BAY ST GAS CO
BBN CORP
BEARINGS INC
BELDEN INC
BELL & HOWELL HLDGS
BELL BANCORP INC
BENSON EYECARE CORP
BENTON OIL & GAS CO
BEST BUY INC
BET HLDGS INC
BIO RAD LABS INC
BIRMINGHAM STL CORP
BISYS GROUP INC
BJ SVCS CO
BLACK BOX CORP DEL
BLACK HILLS PWR & LT
BLAIR CORP
BLANCH E W HLDGS INC
BLOCK DRUG INC
BLOUNT INTL INC
BMC INDS INC MINN
BOB EVANS FARMS INC
BOK FINL CORP
BOOLE & BABBAGE INC
BORG WARNER SEC CORP
BORG-WARNER AUTOMOTI
BORLAND INTL INC
BOSTON TECHNOLOGY IN
BOWNE & CO INC
BOYD GAMING CORP
BREED TECHNOLOGIES I
BROOKLYN BANCORP INC
BROWN GROUP INC
BRUSH WELLMAN INC
BT OFFICE PRODS INTL
BUFFETS INC
BURLINGTON COAT FACT
BURR BROWN CORP
BUSH BOAKE ALLEN INC
BUSINESS RECORDS COR
BWIP HLDG INC
C D I CORP
CABLE DESING TECHNOL
CABLEVISION SYS CORP
CABOT OIL & GAS CORP
CAL FED BANCORP INC

CALGON CARBON CORP
CALIFORNIA BANCSHARE
CALIFORNIA MICROWAVE
CALMAT CO
CAMBREX CORP
CAMBRIDGE TECH PARTN
CAMCO INTL INC
CANANDAIGUA WINE INC
CAPITAL BANCORP FLA
CAPITAL RE CORP
CAPITOL AMERN FINL C
CAPSURE HLDGS CORP
CARAUSTAR INDS INC
CARLISLE CORP
CARMIKE CINEMAS INC
CARPENTER TECHNOLOGY
CARRINGTON LABS INC
CARSON PIRIE SCOTT &
CARTER WALLACE INC
CASEYS GEN STORES
CASTLE A M & CO
CATALINA MARKETING C
CATELLUS DEV CORP
CCB FINL CORP
CDW COMPUTER CTRS IN
CELLSTAR CORP
CENTENNIAL CELLULAR
CENTEX CONSTRUCTION
CENTRAL HUDSON GAS&E
CENTRAL LA ELEC INC
CENTRAL MAINE PWR CO
CENTRAL NEWSPAPERS I
CENTURA BKS INC
CENTURY COMMUNICATIO
CERNER CORP
CHAMPION ENTERPRISES
CHANTAL PHARMACEUTIC
CHAPARRAL STL CO
CHARMING SHOPPES INC
CHECKFREE CORP
CHECKPOINT SYS INC
CHEMED CORP
CHEMICAL FINL CORP
CHESAPEAKE CORP VA
CHESAPEAKE ENERGY CO
CHICAGO MINIATURE LA
CHIQUITA BRANDS INTL
CHITTENDEN CORP
CHURCH & DWIGHT INC
CHYRON CORP
CIDCO INC
CILCORP INC
CIRCLE K CORP DEL
CIRCON CORP
CITICASTERS INC
CITIZENS BANCORP MD
CITIZENS BKG CORP MI
CITIZENS CORP
CITY NATL CORP
CKE RESTAURANTS INC
CLAIRES STORES INC
CLARCOR INC
CLEVELAND CLIFFS INC
CMAC INVT CORP
CMG INFORMATION SVCS
CML GROUP INC
CNB BANCSHARES INC
CNS INC
COAST SVGS FINL INC
COASTAL PHYSICIAN GR
COBRA GOLF INC
COCA COLA BOTTLNG CO
COEUR D ALENE MINES
COHERENT COMMUNICATI
COHERENT INC
COLE KENNETH PRODTNS
COLE TAYLOR FINL GRO
COLLECTIVE FED SVGS&
COLLINS & AIKMAN COR
COLONIAL BANCGROUP I

COLONIAL DATA TECHNO
COLTEC INDS INC
COMAIR CORP
COMMERCE GROUP INC M
COMMERCIAL FEDERAL C
COMMERCIAL INTERTECH
COMMERCIAL METALS CO
COMMNET CELLULAR INC
COMMONWEALTH ENERGY
COMMUNITY FIRST BANK
COMMUNITY HEALTH SYS
COMMUNITY PSYCHIATRI
COMPDENT CORP
COMPUSA INC
COMPUTER HORIZONS CO
COMPUTER PRODS INC
COMPUWARE CORP
COMSHARE INC
COMVERSE TECHNOLOGY
CONE MLS CORP N C
CONMED CORP
CONTINUUM INC
CONTROL DATA SYSTEMS
COORS ADOLPH CO
COPART INC
COPLEY PHARMACEUTICA
COPYTELE INC
COVENTRY CORP
CRAIG JENNY INC
CRAWFORD & CO
CRAWFORD & CO
CRAY RESH INC
CREDENCE SYS CORP
CROMPTON & KNOWLES
CROSS A T CO
CROSS TIMBERS OIL CO
CULLEN FROST BANKERS
CURTISS WRIGHT CORP
CYGNUS INC
CYRIX CORP
DAIG CORP
DALLAS SEMICONDUCTOR
DAMES & MOORE INC
DATA BROADCASTING CO
DATA GEN CORP
DATASCOPE CORP
DAVIDSON & ASSOC INC
DELPHI FINL GROUP IN
DELTA & PINE LD CO
DEPARTMENT 56 INC
DESTEC ENERGY INC
DETROIT DIESEL CORP
DEVON ENERGY CORP
DEVRY INC DEL
DEXTER CORP
DIAGNOSTIC PRODS CP
DIAL PAGE INC
DIALOGIC CORP
DIAMOND SHAMROCK R&M
DIGI INTL INC
DIMON INC
DIONEX CORP
DISCOUNT AUTO PTS IN
DOLLAR TREE STORES I
DONALDSON INC
DONNKENNY INC DEL
DOUBLETREE CORP
DOVATRON INTL INC
DOWNEY FINL CORP
DREYERS GRAND ICE CR
DSP COMMUNICATIONS I
DURIRON INC
DUTY FREE INTL INC
DYNATECH CORP
EASTERN ENTERPRISES
EASTERN UTILS ASSOC
EATON VANCE CORP
ECHOSTAR COMMUNICATI
ELECTRO RENT CORP
ELECTRO SCIENTIFIC

ELECTROGLAS INC
EMMIS BROADCASTING C
EMPIRE DIST ELEC CO
ENERGEN CORP
ENERGY VENTURES INC
ENHANCE FINL SVCS GR
ENZO BIOCHEM INC
EPIC DESIGN TECHNOLO
ETHAN ALLEN INTERIOR
EVERGREEN MEDIA CORP
EXABYTE CORP
EXCALIBUR TECHNOLOGI
EXECUTIVE RISK INC
EXPEDITORS INTL WASH
EXPRESS SCRIPTS INC
F & M NATL CORP
FABRI CTRS AMER INC
FAIR ISAAC & CO INC
FALCON DRILLING INC
FAMILY DLR STORES IN
FARMER BROS CO
FEDERAL MOGUL CORP
FERRO CORP
FILENET CORP
FINANCIAL SEC ASSURN
FINGERHUT COS INC
FIRST AMERN FINL COR
FIRST CITIZENS BANCS
FIRST COML CORP
FIRST COMMERCE BANCS
FIRST COMWLTH FINL P
FIRST FINL BANCORP
FIRST FINL CORP WIS
FIRST MICH BK CORP
FIRST MIDWEST BANCOR
FIRST MISS CORP
FIRST NATL BANCORP
FIRSTBANK ILL CO
FIRSTIER INC
FIRSTMISS GOLD INC
FISHER SCIENTIFIC IN
FLEMING COS INC
FLORIDA EAST COAST R
FLORIDA ROCK INDS IN
FLOWERS INDS INC
FLUKE JOHN MFG INC
FMC GOLD CO
FOREMOST CORP OF AME
FOREST CITY ENTERPRI
FOXMEYER HEALTH CORP
FRANKLIN QUEST CO
FREMONT GEN CORP
FRESENIUS USA INC
FRONTIER INS GROUP I
FSI INTL INC
FT WAYNE NATL CORP I
FTP SOFTWARE INC
FULLER H B CO
FULTON FINL CORP PA
FUND AMERICAN COS IN
G & K SVCS INC
GAINSCO INC
GALLAGHER ARTHUR J &
GAYLORD CONTAINER CO
GC COS INC
GENCORP INC
GENERAL BINDING CORP
GENERAL DATACOMM IND
GENERAL MAGIC INC
GENESIS HEALTH VENTU
GENTEX CORP
GEON CO
GEOTEK INDS INC
GEOWORKS
GERBER SCIENTIFIC IN
GIBSON GREETINGS INC
GIDDINGS&LEWIS INC W
GILEAD SCIENCES INC
GLATFELTER P H CO
GLENDALE FED SVGS &

GLOBAL INDL TECHNOLO
GLOBAL NAT RES INC
GLOBAL VILLAGE COMMU
GOULDS PUMPS INC
GRACO INC
GRANCARE INC
GRANITE CONSTR INC
GRC INTERNATIONAL IN
GREAT FINL CORP
GREENFIELD INDS INC
GREIF BROS CORP
GREYHOUND LINES INC
GRIFFON CORP
GUILFORD MLS INC
GULF SOUTH MEDICAL S
GYMBOREE CORP
HADCO CORP
HAEMONETICS CORP
HANCOCK HLDG CO
HARLAND JOHN H CO
HARLEYSVILLE GROUP I
HARMAN INTL INDS INC
HARPER GROUP
HARTE-HANKS COMMUNIC
HAYES WHEELS INTL IN
HCC INS HLDGS INC
HCIA INC
HEALTH MGMT SYS INC
HEALTHPLAN SVCS CORP
HEARTLAND EXPRESS IN
HEARTLAND WIRELESS C
HECLA MNG CO
HELENE CURTIS INDS
HELIX TECHNOLOGY COR
HELMERICH & PAYNE IN
HENRY JACK & ASSOC I
HERBALIFE INTL INC
HERITAGE MEDIA CORP
HNC SOFTWARE INC
HOLLYWOOD ENTMT CORP
HOME BEN CORP
HOME FINL CORP DEL H
HOME SHOPPING NETWOR
HON INDS INC
HORACE MANN EDUCATOR
HOUGHTON MIFFLIN CO
HUBCO INC
HUDSON FOODS INC
HUMAN GENOME SCIENCE
HUNT JB TRANS SVC IN
HUNT MFG CO
HYPERION SOFTWARE CO
I-STAT CORP
ICN PHARMACEUTICALS
IDEON GROUP INC
IDEX CORP
IES INDS INC
IHOP CORP
IMCO RECYCLING INC
IMMULOGIC PHARMACEUT
IMMUNEX CORP NEW
IMPERIAL BANCORP
IN FOCUS SYS INC
INDENTIX INC
INDIANA ENERGY INC
INFORMATION RES INC
INPHYNET MEDICAL MGM
INSIGNIA FINL GROUP
INSILCO CORP
INSITUFORM TECHNOLOG
INSO CORP
INTEGON CORP
INTEGRATED HEALTH SV
INTEGRATED PROCESS E
INTEGRATED SILICON S
INTEGRATED SYS INC
INTER REGL FINL GROU
INTERCO INC NEW
INTERDIGITAL COMMUNI
INTERFACE FLOORING

INTERGRAPH CORP
INTERIM SVCS INC
INTERMAGNETICS GEN
INTERMET CORP
INTERNATIONAL DAIRY
INTERNATIONAL FAMILY
INTERNATIONAL MULTIF
INTERNEURON PHARMACE
INTERPOOL INC
INTERSOLV
INTERSTATE BAKERIES
INTERSTATE PWR CO
INTERVOICE INC
INTL CABLETEL INC
INVACARE CORP
IONICS INC
ISIS PHARMACEUTICALS
ISOLYSER INC
ITI TECHNOLOGIES INC
ITRON INC
ITT EDUCATIONAL SERV
J&L SPECIALTY STL IN
JACOBS ENGR GROUP IN
JACOR COMMUNICATIONS
JEFFERSON BANKSHARES
JLG INDS INC
JOHN ALDEN FINL CORP
JP FOODSERVICE INC
JSB FINANCIAL INC
JUNO LTG INC
JUST FOR FEET INC
JUSTIN INDS INC
K N ENERGY INC
KANSAS CITY LIFE INS
KATZ MEDIA GROUP INC
KAUFMAN&BROAD HOME C
KAYDON CORP
KEANE ASSOC INC
KELLWOOD CO
KENNAMETAL INC
KENT ELECTRS CORP
KEYSTONE FINANCIAL I
KEYSTONE INTL INC
KIMBALL INTL INC
KINDER-CARE LEARN CT
KINETIC CONCEPTS INC
KIRBY EXPL CO.
KRONOS INC
KULICKE & SOFFA INDS
LA Z BOY CHAIR CO
LACLEDE GAS CO
LANCE INC
LANDMARK GRAPHICS CO
LANDRYS SEAFOOD REST
LANDS END INC
LANDSTAR SYS INC
LATTICE SEMICONDUCTO
LAWSON PRODS INC
LAWTER CHEMS INC
LEADER FINL CORP
LEGATO SYS INC
LEGG MASON INC
LIBBEY INC
LIBERTY BANCORP INC
LIBERTY CORP S C
LIFE PARTNERS GROUP
LIFE RE CORP
LIFE TECHNOLOGIES IN
LIGAND PHARMACEUTICA
LILLY INDL COATINGS
LINCARE HLDGS INC
LINCOLN ELEC CO
LINCOLN ELEC CO
LINCOLN TELECOMMUNIC
LIPOSOME CO INC
LITTELFUSE INC
LIVING CTRS AMER INC
LOGICON INC
LONE STAR INDS INC
LONG IS BANCORP INC

LONGVIEW FIBRE CO
LOUIS DREYFUS NAT GA
LTX CORP
LUBYS CAFETERIAS INC
LUKENS STL CO
LYDALL INC
M S CARRIERS INC
MACFRUGALS BARGAINS
MADISON GAS & ELEC
MAFCO CONS GROUP INC
MAGELLAN HEALTH SVCS
MAGNA GROUP INC
MAIC HLDGS INC
MARCUS CORP
MARINER HEALTH GROUP
MARK TWAIN BANCSHARE
MARKEL CORP
MARSHALL INDS
MASCOTECH INC
MAXICARE HEALTH PLAN
MAXIS INC
MAXXAM INC
MAYBELLINE INC
MCAFEE ASSOCS INC
MCCLATCHY NEWSPAPERS
MDU RESOURCES GROUP
MEASUREX CORP
MEDIA GEN INC
MEDIC COMPUTER SYS I
MEDIMMUNE INC
MEDISENSE INC
MEDPARTNERS/MULLIKIN
MEDUSA CORP
MENS WEARHOUSE INC
MENTOR CORP MINN
MERCURY INTERACTIVE
MESA AIRLS INC
METHODE ELECTRS INC
METROMEDIA INTL GROU
MEYER FRED INC DEL
MICHAEL'S STORES INC
MICROCOM INC
MICROS SYS INC
MID-AMERICAN NTL BK
MIDCOM COMMUNICATION
MIKASA INC
MILLER HERMAN INC
MINE SAFETY APPLIANC
MINERALS TECHNOLOGIE
MISSISSIPPI CHEM COR
MOBILEMEDIA CORP
MODINE MFG CO
MOHAWK INDS INC
MOLTEN METAL TECHNOL
MONEY STORE INC
MORGAN KEEGAN INC
MORRISON RESTAURANTS
MOVIE GALLERY INC
MUELLER INDS INC
MULTICARE COS INC
MYCOGEN CORP
MYERS INDS INC
NAC RE CORP
NACCO INDS INC
NATIONAL AUTO CR INC
NATIONAL BANCORP ALA
NATIONAL COMM BANCOR
NATIONAL COMPUTER SY
NATIONAL DATA CORP
NATIONAL ED CORP
NATIONAL INSTRS CORP
NATIONAL MEDIA CORP
NATIONAL PRESTO INDS
NATIONAL STL CORP
NATL RE HOLDING CORP
NATURES SUNSHINE PRO
NAVISTAR INTL CORP N
NCH CORP
NEOPROBE CORP
NETCOM ON-LINE COMMU

NETWORK EQUIP TECHNO
NETWORK GEN CORP
NEUROGEN CORP
NEW ENG BUSINESS SVC
NEW JERSEY RES
NEW WORLD COMMUNICAT
NEW YORK BANCORP INC
NEWFIELD EXPL CO
NEXGEN INC
NEXSTAR PHARMACEUTIC
NL INDS INC
NN BALL & ROLLER INC
NORRELL CORP GA
NORTH AMERN MTG CO
NORTH AMERN VACCINE
NORTH FORK BANCORP
NORTHWEST NAT GAS CO
NORTHWESTERN PUB SVC
NOVACARE CORP
NU-KOTE HLDG INC
NUEVO ENERGY CO
O REILLY AUTOMOTIVE
OAK INDS INC
OAK TECHNOLOGY INC
OCCUSYSTEMS INC
OCTEL COMMUNICATIONS
OEA INC
OFFSHORE LOGISTICS
OIS OPTICAL IMAGING
OLD NATL BANCP IND
OLYMPIC FINL LTD
OM GROUP INC
ONBANCORP INC
ONE VY BANCORP WV IN
ONEOK INC
OPTICAL DATA SYS INC
ORANGE & ROCKLAND UT
ORBITAL SCIENCES COR
OREGON STL MLS INC
ORGANOGENESIS INC
ORION CAP CORP
ORTHODONTIC CTRS AME
OSMONICS INC
OTTER TAIL PWR CO
OUTBOARD MARINE CORP
OUTLET COMMUNICATION
OVERSEAS SHIPHOLDNG
OWEN HEALTHCARE INC
OWENS & MINOR INC NE
P-COM INC
PACIFIC SCIENTIFIC
PAIRGAIN TECHNOLOGIE
PAPA JOHNS INTL INC
PARAGON TRADE BRANDS
PARK ELECTROCHEMICAL
PARK NATL CORP
PARKER & PARSLEY PET
PARKER DRILLING CO
PATTERSON DENTAL CO
PAXAR CORP
PAXSON COMMUNICATION
PDT INC
PEAK TECHNOLOGIES GR
PENNCORP FINL GROUP
PEOPLES BK BRIDGEPOR
PEOPLES HERITGE SV B
PETCO ANIMAL SUPPLIE
PETROLITE CORP
PHH GROUP INC
PHILADELPHIA SUBN CO
PHILLIPS VAN HEUSEN
PHOENIX RESOURCE COS
PHOTRONIC LABS INC
PHP HEALTHCARE CORP
PHYSICIAN COMPUTER N
PHYSICIAN CORP AMER
PHYSICIAN RELIANCE N
PHYSICIANS HEALTH SV
PIEDMONT NAT GAS INC
PIER I IMPORTS INC

PIONEER GROUP INC
PIONEER STD ELECTRS
PLANTRONICS INC NEW
PLAYERS INTL INC
PLAYTEX PRODS INC
PLC SYS INC
PMT SERVICES INC
POLARIS INDS INC
PRECISION CASTPARTS
PRESIDENTIAL LIFE CO
PRI AUTOMATION INC
PRICE ENTERPRISES IN
PRIDE PETE SVCS INC
PRIMADONNA RESORTS I
PRIMARK CORP
PRIME HOSPITALITY CO
PRODUCTION OPERATORS
PROFFITTS INC
PROGRESS SOFTWARE CO
PROTEIN DESIGN LABS
PROVIDENT BANCORP IN
PSINET INC
PUBLIC SVC CO N C IN
PUBLIC SVC CO N MEX
PULITZER PUBG CO
PYXIS CORP
QUAKER ST CORP
QUALITY FOOD CTRS IN
QUANEX CORP
QUARTERDECK OFFICE S
QUEENS CNTY BANCORP
QUICK & REILLY GROUP
RALCORP HLDGS INC
RATIONAL SOFTWARE CO
RAYMOND JAMES FINL I
RCSB FINL INC
REGAL BELOIT CORP
REGAL CINEMAS INC
REGENERON PHARMACEUT
REGIS CORP MINN
REINSURANCE GROUP AM
RENAISSANCE COMMUNIC
RENAL TREATMENT CTRS
RESEARCH INDS CORP
RESPIRONICS INC
REXALL SUNDOWN INC
REXEL INC
RICHFOOD HLDGS INC
RIGS NATL CORP WASH
RIO HOTEL & CASINO I
RIVER FOREST BANCORP
ROBERTS PHARMACEUTIC
ROBOTIC VISION SYS
ROCK-TENN CO
ROHR INDS INC
ROLLINS INC
ROLLINS TRUCK LEASIN
ROOSEVELT FINL GROUP
ROPER INDS INC NEW
ROSS STORES INC
ROTECH MED CORP
ROUGE STL CO
ROWAN COS INC
RUDDICK CORP
RUSS BERRIE & CO
RYANS FAMILY STK HSE
RYKOFF S E & CO
S & T BANCORP INC
S3 INC
SAFEGUARD SCIENTIFIC
SALICK HEALTH CARE I
SANIFILL INC
SANMINA CORP
SAVANNAH FOODS & IND
SBARRO INC
SCHULMAN A INC
SCIENTIFIC GAMES HLD
SCOTTS CO
SEABOARD CORP
SEAGULL ENERGY CORP

SECURITY CAP CORP WI
SECURITY DYNAMICS TE
SEI CORP
SEITEL INC
SELECTIVE INS GROUP
SEPRACOR INC
SEQUA CORP
SEQUENT COMPUTER SYS
SEQUUS PHARMECEUTICA
SERVICE MERCHANDISE
SFFED CORP
SHONEYS INC
SHOPKO STORES INC
SHOREWOOD PACKAGING
SHOWBOAT INC
SHURGARD STORAGE CTR
SIERRA HEALTH SVCS I
SIERRA ON-LINE INC
SIERRA PAC RES
SIGCORP INC
SILICON VY GROUP INC
SILICONIX INC
SILVER KING COMMUNIC
SITHE ENERGIES INC
SMART & FINAL INC
SMITH A O CORP  'B'
SMITHFIELD FOODS INC
SMITHS FOOD&DRUG CTR
SMUCKER J M CO
SMUCKER J M CO
SNYDER OIL CORP
SOFAMOR/DANEK GROUP
SOFTKEY INTL INC
SOLA INTL INC
SOLV EX CORP
SOMATOGEN INC
SONIC CORP
SOTHEBYS HLDGS INC
SOUTH JERSEY INDS IN
SOUTHDOWN INC
SOUTHERN UN CO NEW
SOUTHWEST GAS CORP
SOUTHWESTERN ENERGY
SOVEREIGN BANCORP IN
SPACELABS MED INC
SPEEDWAY MOTORSPORTS
SPIEGEL INC
SPORTS AUTH INC
SPRINGS INDS INC
SPS TECHNOLOGIES INC
SPS TRANSACTION SVCS
ST JOHN KNITS INC
ST PAUL BANCORP INC
STAC ELECTRS
STANDARD FINL INC
STANDARD PRODS CO
STANDARD REGISTER CO
STANDEX INTL CORP
STANHOME INC
STATE AUTO FINL CORP
STATION CASINOS INC
STEIN MART INC
STERIS CORP
STERLING CHEMS INC
STEWART&STEVENSON SV
STILLWATER MNG CO
STONE & WEBSTER INC
STRATOSPHERE CORP
STRATUS COMPUTER INC
STRAWBRIDGE & CLOTHI
STRIDE RITE CORP
STUDENT LN CORP
STURM RUGER & CO INC
SUMITOMO BANK CALIF
SUN HEALTHCARE GROUP
SUNRISE MED INC
SUNSHINE MNG CO
SUPERIOR INDS INTL
SUSQUEHANNA BKSHS PA
SWIFT TRANSN CO

SYNETIC INC
SYSTEMS & COMPTR TEC
T R FINL CORP
TARGET THERAPEUTICS
TCA CABLE TV INC
TECH DATA CORP
TECNOL MED PRODS INC
TEJAS GAS CORP DEL
TELEFLEX INC
TELXON CORP
TENCOR INSTRS
TEXAS INDS INC
THERMO ECOTEK CORP
THIOKOL CORPDEL
TIFFANY & CO NEW
TITAN WHEEL INTL INC
TJ INTL INC
TNT FREIGHTWAYS CORP
TOLL BROTHERS INC
TOM BROWN INC NEW
TOPPS INC
TORO CO
TOY BIZ INC
TRANS WORLD AIRLS IN
TRANSACTION SYS ARCH
TREDEGAR INDS INC
TRENWICK GROUP INC
TRIANGLE PAC CORP DE
TRIARC COS INC
TRIDENT MICROSYSTEMS
TRIMAS CORP
TRIMBLE NAVIGATION L
TRINOVA CORP
TRUE NORTH COMMUNICA
TRUST CO NJ JERSEY C
TRUSTCO BK CORP N Y
TRUSTMARK CORP
TUCSON ELEC & POWER
U S AIR GROUP INC
U S DELIVERY SYS INC
U S HOME CORP NEW
U S TR CORP NEW
UGI CORP NEW
ULTRATECH STEPPER IN
UMB FINL CORP
UNIFIRST CORP
UNITED BANKSHS INC W
UNITED CAROLINA BANC
UNITED COS FINL CORP
UNITED DENTAL CARE I
UNITED ILLUM CO
UNITED INS COS INC
UNITED INTL HLDGS IN
UNITED MERIDIAN CORP
UNITED STATES FILTER
UNITED STATIONERS IN
UNITED WASTE SYS INC
UNITED WIS SVCS INC
UNITED WTR RES INC
UNITRODE CORP
UNIVERSAL HEALTH SVC
UNR INDS INC
US ORDER INC
UST CORP
VALASSIS COMMUNICATI
VALHI INC NEW
VALMONT INDS INC
VALUE LINE INC
VANGUARD CELLULAR SY
VARCO INTL INC
VENTRITEX INC
VERIFONE INC
VERITAS SOFTWARE CO
VERTEX PHARMACEUTICA
VESTA INS GROUP INC
VICOR CORP
VICTORIA BANKSHARES
VIDEOSERVER INC
VINTAGE PETE INC
VISX INC DEL

VITAL SIGNS INC
VITALINK PHARMACY SV
VIVUS INC
VLSI TECHNOLOGY
VOLT INFORMATION SCI
WABAN INC
WABASH NATL CORP
WANG LABS INC NEW
WASHINGTON ENERGY CO
WASHINGTON NATL CORP
WATKINS JOHNSON CO
WATTS INDS INC
WAUSAU PAPER MLS CO
WD 40 CO
WEBB DEL E CORP
WELLMAN INC
WERNER ENTERPRISES I
WEST INC
WESTAMERICA BANCORP
WESTCORP
WESTCOTT COMMUNICATN
WESTERN GAS RES INC
WESTERN WASTE INDS
WESTINGHOUSE AIR BRA
WESTPOINT STEVENS IN
WESTWOOD ONE INC
WFS FINL INC
WHITNEY HLDG CORP
WHX CORP
WICOR INC
WILEY JOHN & SONS IN
WILLIAMS SONOMA INC
WIND RIVER SYSTEMS I
WLR FOODS INC
WMS INDUSTRIES INC
WOLVERINE TUBE INC
WOLVERINE WORLD WIDE
WPS RESOURCES CORP
WYLE LABS
WYMAN GORDON CO
X-RITE INC
XTRA INC
YANKEE ENERGY SYS IN
YELLOW CORP
ZALE CORP NEW
ZEBRA TECHNOLOGIES C
ZEIGLER COAL HLDG CO
ZENITH ELECTRS CORP
ZENITH NATL INS CORP
ZERO CORP
ZILOG INC
ZURN INDS INC

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
COMMON STOCK--97.3%
AUSTRALIA--2.4%
Australia & New Zealand
  Banking Group                 53,322     $    223
BTR Nylex, Ltd.                116,332          316
Broken Hill Proprietary Co.,
 Ltd.                           83,813        1,135
CRA                             27,600          426
Coles Myer, Ltd.                51,855          179
Commonwealth Bank Group         41,124          313
National Australia Bank         63,258          542
News Corp., Ltd.                91,896          463
Western Mining Corp.            53,600          344
Westpac Banking Corp.           79,986          328
                                           --------
                                              4,269
                                           --------
BELGIUM--0.6%
Electrabel                       2,000          449
Electrabel, AFV1                   500          114
Petrofina SA                     1,100          341
Societe Generale de Belgique     3,040          230
                                           --------
                                              1,134
                                           --------
CANADA--3.0%
Alcan Aluminum                  10,050          322
BCE Inc.                        14,279          481
Bank of Montreal                11,886          268
Bank of Nova Scotia              8,524          184
Barrick Gold Corp.              16,500          385
Canadian Imperial Bank of
 Commerce                        9,595          260
Canadian Pacific Ltd.           16,700          266
Imperial Oil Ltd.                8,919          327
Newbridge Networks Corp.*        3,300          101
Northern Telecom Ltd.           12,000          433
Nova Corp.                      19,200          149
PanCanadian Petroleum Ltd.       5,000          168
Placer Dome Inc.                21,200          467
Royal Bank of Canada            15,200          342
Seagram Co. Ltd.                17,400          633
Thomson Corp.                   27,100          367
Toronto-Dominion Bank           14,000          248
                                           --------
                                              5,401
                                           --------
DENMARK--0.4%
D/S 1912 Series B                   10          196
D/S Svendborg Series B               5          140
Tele Danmark AS Series B         5,910          308
                                           --------
                                                644
                                           --------
FRANCE--7.2%
AXA Groupe SA                   13,366          742
Alcatel Alsthom Cie Generale
 d'Electricite SA                6,954          594
Alcatel Cable                    1,723          100
Assurances Generales de
 France                         15,800          456
Banque Nationale de Paris       10,161          418
Canal Plus                         819          142
Carrefour                        1,200          705
Cie Financiere de Paribas
 (Bearer)                        5,425          298
Cie Generale des Eaux            5,221          485
Compagnie de Saint-Gobain SA     3,931          469
Danone Groupe                    3,350          535
Elf Aquitaine                   12,835          874
L'Air Liquide                    3,073          515
L'Oreal SA                       2,900          709
LVMH Moet Hennessy Louis
 Vuitton                         7,100        1,413
Lafarge Coppee SA                8,596          570
Lyonnaise des Eaux-Dumez         2,780          271
Michelin Class B (Reg.)          5,300          214
PSA Peugeot Citroen              2,200          287
Renault (Regie Nationale)       10,500          329
Rhone-Poulenc SA A Shares       15,400          336
Sanofi                           4,510          288
Schneider SA                     8,900          343
Societe Generale                 3,978          456
Suez Group                       7,455          281
TOTAL Class B                   10,604          655
Union des Assurances de Paris   14,389          374
                                           --------
                                             12,859
                                           --------
GERMANY--8.1%
BASF Group                       2,653          582
Bankgesellschaft Berlin          1,206          356
Bayer AG                         3,167          842
Bayerische Hypotheken &
 Wechsel Bank AG                11,380          275
Bayerische Motoren Werke AG        910          488
Bayerische Vereinsbank AG       11,590          328
Commerzbank AG                   1,535          355
Daimler-Benz AG                  2,721        1,312
Deutsche Bank AG                21,400          968
Dresdner Bank AG                20,130          538
Hoechst AG                       2,762          725
Linde AG                           400          246
Lufthansa AG (Bearer)            1,600          223
Mannesmann AG                    1,734          571
Muenchener Rueckversicherung        11           19
Muenchener Rueckversicherung
 (Reg.)                            744        1,544
Preussag AG                        721          205
RWE AG                           1,581          563
SAP AG                           2,840          450
Schering AG                      3,500          244
Siemens AG                       2,610        1,368
Thyssen AG                       1,411          254
VIAG AG                            970          394
Veba AG                         22,470          923
Vereinigte Elektrizitatswerke
Westfalen Series B                 903          300
Volkswagen AG                    1,246          393
                                           --------
                                             14,466
                                           --------
HONG KONG--3.7%
CITIC Pacific                   98,000          306
Cathay Pacific Airways         141,000          208
Cheung Kong Holdings            50,000          282
China Light & Power             94,900          506
Hang Seng Bank Ltd.             88,900          745
Henderson Land
 Development Co.                76,000          455
Hongkong Electric Holdings
 Ltd.                           99,000          337
Hongkong Telecom
 International                 520,000          908
Hutchison Whampoa Ltd.         165,000          909
New World Development Co.       69,709          271
Sun Hung Kai Properties        107,500          859
Swire Pacific Ltd. Class A      75,500          566
Wharf Holdings                 101,000          341
                                           --------
                                              6,693
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
ITALY--2.3%
Alleanza Assicurazioni          22,500     $    192
Alleanza Assicurazioni
 (Non-Convertible)               3,750           26
Assicurazioni Generali          37,200          867
Banco di Roma SpA              141,900          127
Fiat Finance SpA               113,000          368
Fiat Finance SpA
 (Non-Convertible)              42,000           79
First Bank San Paolo di
 Torino                         27,700          153
IMI                             24,800          136
INA                            201,000          264
Montedison SpA                 213,000          147
RAS Assicurazioni                6,310           63
RAS Assicurazioni
 (Non-Convertible)               2,790           15
STET                           177,000          501
STET (Non-Convertible)          66,000          144
Telecom Italia                 260,000          395
Telecom Italia
 (Non-Convertible)              65,000           77
Telecom Italia Mob*            260,000          436
Telecom Italia Mob di Risp*     65,000           72
                                           --------
                                              4,062
                                           --------
JAPAN--30.4%
Ajinomoto Co., Inc.             14,000          138
All Nippon Airways Co., Ltd.    31,000          300
Asahi Bank                      48,000          479
Asahi Breweries                  8,000           87
Asahi Chemical Industry Co.     28,000          197
Asahi Glass Co., Ltd.           24,000          235
Ashikaga Bank                   15,000           89
Bank of Fukuoka                 11,000           81
Bank of Tokyo                   58,000          845
Bank of Yokohama                24,000          170
Bridgestone Corp.               15,000          208
Canon Inc.                      18,000          308
Chiba Bank                      16,000          133
Chubu Electric Power Co.        16,100          375
Chugoku Electric Power
 Co., Inc.                       7,854          183
Cosmo Oil Co.                   11,000           54
DDI Corp.                          100          810
Dai Nippon Printing Co.         15,000          239
Dai-Ichi Kangyo Bank, Ltd.      97,000        1,640
Daiei Inc.                      14,000          146
Daiichi Pharmaceutical Co.       5,000           70
Daiwa Bank                      33,000          197
Daiwa House Industry Co.        11,000          165
Daiwa Securities Co.            29,000          340
East Japan Railway Co.             100          472
Ebara Corp.                      5,000           69
Eisai Co.                        5,000           85
Fanuc                            5,000          217
Fuji Bank, Ltd.                 93,000        1,727
Fuji Photo Film Co.             11,000          272
Fujitsu Ltd.                    38,000          453
Furukawa Electric Co., Ltd.     13,000           58
Gunma Bank                      10,000          102
Hachijuni Bank                  13,000          145
Hankyu Corp.                    17,000           88
Hanwa Co.                        5,000           15
Hiroshima Bank                  13,000           64
Hitachi Ltd.                    96,000          985
Hitachi Zosen                   19,000           93
Hokkaido Electric Power Co.      4,080           95
Hokkaido Takushoku Bank         12,000           30
Hokuriku Bank                   13,000           76
Hokuriku Electric Power Co.      4,080           94
Honda Motor Co., Ltd.           20,000          348
Industrial Bank of Japan,
 Ltd.                           76,000        2,073
Ishikawajima-Harima Heavy
 Industries                     25,000          101
Isuzu Motors Ltd.               20,000           81
Ito-Yokado Co., Ltd.             9,000          492
Itochu Corp.                    28,000          166
Japan Airlines Co., Ltd.        35,000          210
Japan Energy Co.                21,000           60
Japan Telecom Co.                   10          222
Japan Tobacco Inc.                 100          854
Joyo Bank                       18,000          129
Jusco Co.                        6,000          141
Kajima Corp.                    20,000          185
Kandenko Co., Ltd.               5,000           62
Kansai Electric Power Co.       20,200          474
Kao Corp.                       12,000          145
Kawasaki Heavy Industries       25,000          105
Kawasaki Steel Co.              72,000          239
Keio Teito Railway Co.           8,000           45
Kinden Co.                       3,000           52
Kinki Nippon Railway Co.        35,000          270
Kirin Brewery Co., Ltd.         22,000          222
Kobe Steel                      59,000          155
Kokusai Denki                    1,500          121
Komatsu Ltd.                    22,000          172
Kubota Corp.                    27,000          167
Kyocera Corp.                    4,000          328
Kyowa Hakko Kogyo                6,000           56
Kyushu Electric Power Co.        9,797          232
Kyushu Matsushita Electric
 Co.                             3,000           48
Long-Term Credit Bank of
 Japan                          52,000          406
Marubeni Corp.                  34,000          166
Marui Co.                        7,000          121
Matsushita Communication
 Industrial                      4,000           90
Matsushita Electric
 Industrial Co., Ltd.           61,000          865
Matsushita Electric Works       15,000          148
Matsushita-Kotokuki
 Electronics                     3,000           61
Mazda Motor Corp.               21,000           66
Mitsubishi Bank                 82,000        1,603
Mitsubishi Chemical Corp.       34,000          154
Mitsubishi Corp.                33,000          365
Mitsubishi Electric Corp.       43,000          321
Mitsubishi Estate Co.           28,000          298
Mitsubishi Heavy Industries     71,000          548
Mitsubishi Materials Co.        21,000           95
Mitsubishi Motors               17,000          142
Mitsubishi Oil Co.               8,000           64
Mitsubishi Trust & Banking
 Corp.                          27,000          377
Mitsui & Co.                    34,000          271
Mitsui Fudosan Co.              16,000          183
Mitsui Marine & Fire
 Insurance                      14,000           84
Mitsui O.S.K. Lines             14,000           37
Mitsui Trust & Banking Co.      25,000          200
Mitsukoshi Ltd.                  9,000           71
Murata Manufacturing Co.         5,000          175
NEC Corp.                       34,000          449
NGK Insulators                   5,000           46

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
NKK Corp.                       67,000     $    162
Nagoya Railroad Co.             10,000           47
New Oji Paper Co.               16,000          147
Nichii Co.                       4,000           47
Nikko Securities Co.            29,000          270
Nikon Corp.                     11,000          157
Nintendo Co., Ltd.               3,000          221
Nippon Credit Bank              34,000          133
Nippon Express Co.              21,000          170
Nippon Fire & Marine
 Insurance Co.                   7,000           38
Nippon Oil Co.                  26,000          138
Nippon Paper Industries Co.     39,000          268
Nippon Steel Corp.             145,000          481
Nippon Telegraph &
 Telephone Corp.                   596        4,888
Nippon Yusen Kabushiki Kaisha   27,000          144
Nippondenso                     17,000          311
Nissan Motor Co., Ltd.          54,000          364
Nisshin Steel Co.               20,000           74
Nomura Securities Co., Ltd.     51,000          932
Obayashi Corp.                  17,000          126
Odakyu Electric Railway Co.     14,000           94
Oki Electric Industry Co.,
 Ltd.                           12,000          111
Omron Corp.                      8,000          187
Ono Pharmaceutical Co.           3,000          119
Osaka Gas Co.                   53,000          178
Pioneer Electronic Corp.         4,000           61
Ricoh Co., Ltd.                 13,000          140
Rohm Co.                         4,000          243
SEGA Enterprises, Ltd.           2,000          106
Sakura Bank                     86,000          832
Sankyo Co.                       7,000          154
Sanwa Bank                      92,000        1,565
Sanyo Electric Co., Ltd.        40,000          207
Secom Co.                        3,000          195
Seibu Railway Co.               11,000          484
Sekisui Chemical Co.            11,000          143
Sekisui House                   14,000          161
Seven-Eleven Japan Co.           7,000          467
Sharp Corp.                     22,000          305
Shikoku Electric Power Co.       6,222          145
Shimizu Corp.                   17,000          158
Shin-Etsu Chemical Co.           6,000          123
Shiseido Co., Ltd.               8,000           81
Shizuoka Bank                   16,000          189
Showa Shell Sekiyu               8,000           64
Sony Corp.                       8,000          360
Sony Music Entertainment
 (Japan)                         2,100           90
Sumitomo Bank                   90,000        1,592
Sumitomo Chemical Co.           35,000          163
Sumitomo Corp.                  21,000          191
Sumitomo Electric Industries    15,000          173
Sumitomo Marine & Fire
 Insurance Co.                  13,000           93
Sumitomo Metal Industries       60,000          162
Sumitomo Metal Mining Co.       11,000           87
Sumitomo Trust & Banking Co.    25,000          288
Suzuki Motor Corp.              10,000          101
TDK                              3,000          155
Taisei Corp.                    19,000          113
Taisho Pharmaceutical Co.        8,000          145
Takeda Chemical Industries      17,000          239
Teijin Ltd.                     19,000           87
Tobu Railway Co.                16,000           91
Tohoku Electric Power Co.       10,100          237
Tokai Bank                      42,000          439
Tokio Marine & Fire
 Insurance Co.                  33,000          339
Tokyo Electric Power Co.,
 Inc.                           39,087        1,024
Tokyo Electron                   3,000          130
Tokyo Gas & Electric
 Industrial                     57,000          201
Tokyu Corp.                     23,000          146
Tonen                           13,000          184
Toppan Printing Co.             15,000          198
Toray Industries                29,000          181
Toshiba Corp.                   68,000          493
Tostem Corp.                     5,000          153
Toto                             8,000          108
Toyo Seikan                      4,000          115
Toyo Trust & Banking Co.        17,000          115
Toyoda Automatic Loom            6,000           94
Toyota Motor Corp.             118,000        2,192
Yamaichi Securities Co.         25,000          131
Yamanouchi Pharmaceutical Co.    6,000          134
Yamazaki Baking Co.              5,000           88
Yasuda Fire & Marine
 Insurance Co.                  20,000          121
Yasuda Trust & Banking Co.      23,000          103
                                           --------
                                             54,676
                                           --------
NETHERLANDS--5.1%
ABN-AMRO Holding NV             12,240          514
Aegon NV                        11,115          422
Akzo Nobel NV                    3,300          376
Elsevier NV                     31,600          409
Heineken NV                      2,250          399
Internationale Nederlanden
 Groep                          13,042          778
Koninklijke PTT Nederland       22,140          779
Philips Electronics NV          15,400          595
PolyGram NV                      8,700          543
Royal Dutch/Shell Group
 (Bearer)                       25,200        3,129
Unilever NV                      7,500          983
Wolters Kluwer CVA               3,139          286
                                           --------
                                              9,213
                                           --------
SINGAPORE--2.2%
Development Bank Singapore      45,000          516
Hong Kong Land Holdings        233,331          420
Jardine Matheson Holdings
 Ltd.                           35,811          218
OCBC Bank                       41,833          491
Singapore Airlines Ltd.         62,000          575
Singapore Telecom              709,000        1,445
United Overseas Bank            39,600          348
                                           --------
                                              4,013
                                           --------
SPAIN--1.6%
Argentaria                       5,700          201
Banco Central SA (Reg.)          5,500          114
Banco Espanol de Credito        26,000          176
Banco de Bilbao Vizcaya SA
 (Reg.)                         11,200          342
Banco de Santander SA (Reg.)     6,800          296
Empresa Nacional de
 Electricidad                   11,700          582
Iberdrola SA                    39,600          298
Repsol, SA                      12,800          382
Telefonica Internacional de
 Espana, SA                     42,300          534
                                           --------
                                              2,925
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
SWEDEN--2.2%
ASEA AB Series A Free shares     3,300     $    330
ASEA AB Series B Free shares       800           79
Astra AB Series A Free shares   22,400          823
Astra AB Series B Free shares    3,400          123
Branded Consumer Products
 (Compulsory Acquisition)
 Series A*                       5,300           75
Branded Consumer Products
 (Compulsory Acquisition)
 Series B*                       2,800           39
Ericsson(LM) Telephone*          6,280          133
Ericsson(LM) Telephone
 Series B                       62,800        1,333
Pharmacia AB Series A
 Free shares                     5,300          184
Pharmacia AB Series B
 Free shares                     2,800           98
Sandvik AB Series A
 Free shares                     8,600          161
Volvo AB Series A Free shares    5,000          114
Volvo AB Series B Free shares   20,700          466
                                           --------
                                              3,958
                                           --------
SWITZERLAND--8.0%
BBC Brown Boveri                   370          429
BBC Brown Boveri (Reg.)            189           43
CS Holding (Reg.)               13,670        1,397
Ciba-Geigy Ltd. (Bearer)           170          147
Ciba-Geigy Ltd. (Reg.)           1,175        1,017
Cie Financiere Richemont
 Series A (Bearer)                 259          360
Holderbank Fn Glarus (Bearer)    1,000          803
Nestle Ltd. (Reg.)               1,823        1,911
Roche Group                        323        2,347
Roche Group (Bearer)                75          960
SMH AG (Bearer)                    156           97
SMH AG (Reg.)                      682           92
Sandoz Ltd. (Bearer)               491          409
Sandoz Ltd. (Reg.)               1,673        1,381
Schweizerische
 Bankgesellschaft (Bearer)         979        1,061
Schweizerische
 Bankgesellschaft (Reg.)           950          218
Schweizerische Bankverein
 (Bearer)                        1,129          463
Schweizerische Bankverein
 (Reg.)                          1,251          256
Winterthur (Reg.)                  500          329
Zurich Versicherun (Reg.)        2,095          600
                                           --------
                                             14,320
                                           --------
UNITED KINGDOM--20.1%
Abbey National                  61,900          524
Allied-Lyons                    48,700          393
Argyll Group                    54,708          278
BAA PLC                         48,456          377
BAT Industries PLC             144,756        1,188
BOC Group                       21,850          300
BTR PLC                        165,615          880
Barclays PLC                    75,223          883
Bass PLC                        42,400          444
Boots Co. PLC                   46,648          413
British Airways PLC             46,400          334
British Gas PLC                201,400          767
British Petroleum Co. PLC      259,375        1,907
British Sky Broadcast           76,400          457
British Steel                   94,600          244
British Telecommunications
 PLC                           294,200        1,749
Cable & Wireless PLC           146,900          959
Cadbury Schweppes PLC           40,210          332
Commercial Union
 Assurance Co.                  31,400          304
General Accident                17,300          177
General Electric Co. PLC       125,200          622
Glaxo PLC                      149,529        2,017
Grand Metropolitan PLC          98,003          679
Great Universal Stores          47,800          431
Guinness PLC                    93,500          749
HSBC Holdings PLC               40,757          606
HSBC Holdings PLC
 (Hong Kong)                    82,896        1,217
Hanson PLC                     240,444          737
Imperial Chemical
 Industries PLC                 32,100          393
Inchcape                        22,221          110
J. Sainsbury PLC                85,028          569
Kingfisher                      29,415          221
Lloyds Abbey Life               26,700          193
Lloyds Bank                     59,098          727
Marks & Spencer PLC            127,500          855
National Power Development      59,600          465
National Westminster Bank PLC   75,443          753
Pearson PLC                     25,137          250
Peninsular & Oriental Steam
 Navigation Co.                 26,291          200
Powergen PLC                    37,400          336
Prudential Corp.                85,865          537
RTZ Corp. PLC (Reg.)            48,503          672
Rank Organisation PLC           40,800          272
Redland                         22,248          123
Reed International PLC          26,000          395
Reuters Holdings PLC            86,500          804
Royal Bank of Scotland          36,413          295
Scot & Newcastle                20,100          186
Scottish Power                  31,400          173
Shell Transport & Trading
 Co. (Reg.)                    157,000        1,837
SmithKline Beecham PLC
 Series A                       65,635          685
SmithKline Beecham PLC
 (units)                        62,700          642
Standard Chartered PLC          10,264           84
Sun Alliance Group              31,988          191
TSB Group PLC                   76,700          452
Tesco                           95,403          453
Thorn EMI PLC                   19,666          458
Tomkins                         47,801          189
Unilever PLC                    36,900          717
Vendome (units)                 34,050          301
Vodafone Group PLC             146,192          604
Waste Management
 International*                 16,000           75
Zeneca Group                    45,200          842
                                           --------
                                             36,027
                                           --------
TOTAL COMMON STOCK
 (Cost $162,414)                            174,660
                                           --------

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
PREFERRED STOCK--0.7%
AUSTRALIA--0.1%
News Corp. Ltd. (Limited
  Voting Shares)                39,718     $    182
                                           --------
GERMANY--0.6%
Henkel KGaA                        629          235
RWE AG (Non Voting)              1,832          519
SAP AG Non Voting Preference     2,010          308
Volkswagen AG (Non Voting)         350           80
                                           --------
                                              1,142
                                           --------
ITALY--0.0%
Fiat Finance SpA                38,800           77
                                           --------
TOTAL PREFERRED STOCK
 (Cost $1,168)                                1,401
                                           --------
WARRANTS--0.0%
UNITED KINGDOM--0.0%
BTR Nylex Ltd.
  (expire 11/26/98)*             4,019            2
                                           --------
TOTAL WARRANTS
 (Cost $3)                                        2
                                           --------

                             Maturity      Value
                              (000s)       (000s)
                             --------      ------
REPURCHASE AGREEMENT--1.2%
UNITED STATES--1.2%
State Street Bank & Trust
  4.75%
  Dated 10/31/95
  Due 11/01/95
  Collateralized By:
  U.S. Treasury Bond
  $1,440,000 Par; 12%
  Due 8/15/13                $   2,144        2,144
                                           --------
TOTAL REPURCHASE AGREEMENT
 (Cost $2,144)                                2,144
                                           --------
TOTAL INVESTMENTS--99.2%
 (Cost $165,729)                            178,207
                                           --------
OTHER ASSETS AND LIABILITIES--0.8%
 Other Assets                                 1,793
 Liabilities                                   (388)
                                           --------
                                              1,405
                                           --------
NET ASSETS--100.0%
Applicable to 16,137,640
 outstanding $0.00001
 par value shares
 (unlimited shares
 authorized)                               $179,612
                                           ========
NET ASSET VALUE PER SHARE                    $11.13
                                              =====

------------------

*Non-Income Producing Security

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF OPERATIONS (in thousands)
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Investment income:
  Dividends (net of foreign tax withheld of $515)                 $ 3,386
  Interest                                                            161
                                                                  -------
     Total investment income                                        3,547
                                                                  -------
Expenses:
  Investment advisory and administration fee                        1,080
  Transfer agency and shareholder service fees                        386
  Custodian fees                                                      206
  Registration fees                                                    45
  Professional fees                                                    50
  Shareholder reports                                                  46
  Trustees' fees                                                       43
  Amortization of deferred organization costs                          24
  Insurance and other expenses                                          6
                                                                  -------
                                                                    1,886
Less expenses reduced                                                (577)
                                                                  -------
     Total expenses incurred by Fund                                1,309
                                                                  -------
Net investment income                                               2,238
                                                                  -------
Net realized gain (loss) on investments and foreign currency transactions:
  Proceeds from sales of investments                                9,597
  Cost of investments sold                                         (9,437)
                                                                  -------
     Net realized gain on investments from changes in market
       value                                                          160
     Net realized loss on investments from changes in foreign
       exchange rates                                                (137)
                                                                  -------
       Net realized gain on investments sold                           23
       Net realized gain on foreign currency transactions             170
                                                                  -------
          Net realized gain on investments sold and foreign
            currency transactions                                     193
                                                                  -------
Change in net unrealized gain (loss) on investments and foreign currency translation:
  Changes in market value:
     Beginning of period unrealized gain                              413
     End of period unrealized gain                                  4,832
                                                                  -------
       Increase in net unrealized gain in market value              4,419
                                                                  -------
  Changes in foreign exchange rates:
     Beginning of period unrealized gain                            9,494
     End of period unrealized gain                                  7,646
                                                                  -------
       Decrease in net unrealized gain in foreign exchange rates   (1,848)
                                                                  -------
          Increase in net unrealized gain on investments from
            changes in market value and foreign exchange rates      2,571
          Decrease in net unrealized gain on translating assets
            and liabilities into the reporting currency               (14)
                                                                  -------
            Increase in net unrealized gain on investments and
               foreign currency translation                         2,557
                                                                  -------
Net gain on investments                                             2,750
                                                                  -------
Increase in net assets resulting from operations                  $ 4,988
                                                                  =======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                     For the year ended
                                                         October 31,
                                                     1995           1994
                                                   --------       --------
Operations:
  Net investment income                            $  2,238       $  1,412
  Net realized gain (loss) on investments sold
     and foreign currency transactions                  193           (580)
  Increase in net unrealized gain on investments
     and foreign currency translation                 2,557          8,889
                                                   --------       --------
  Increase in net assets resulting from
     operations                                       4,988          9,721
                                                   --------       --------
Distributions to Shareholders From:
  Net investment income                              (1,532)          (433)
  Capital gains                                          --           (188)
                                                   --------       --------
  Total distributions to shareholders                (1,532)          (621)
                                                   --------       --------
Capital Share Transactions:
  Proceeds from shares sold                          73,349         61,237
  Net asset value of shares issued in
     reinvestment of distributions                    1,372            560
  Early withdrawal fees                                  49            129
  Less payments for shares redeemed                 (40,969)       (34,756)
                                                   --------       --------
  Increase in net assets from capital share
     transactions                                    33,801         27,170
                                                   --------       --------
Total increase in net assets                         37,257         36,270
Net Assets:
  Beginning of period                               142,355        106,085
                                                   --------       --------
  End of period (including undistributed
     net investment income of $2,051 and
     $1,306, respectively)                         $179,612       $142,355
                                                   ========       ========
Number of Fund Shares:
  Sold                                                6,778          5,947
  Reinvested                                            134             56
  Redeemed                                           (3,840)        (3,392)
                                                   --------       --------
  Net increase in shares outstanding                  3,072          2,611
Shares Outstanding:
  Beginning of period                                13,066         10,455
                                                   --------       --------
  End of period                                      16,138         13,066
                                                   ========       ========


                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND

The Schwab International Index Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers the Schwab Small-Cap Index Fund(R), the Schwab Asset Director(R)-High Growth Fund, the Schwab Asset Director(R)-Conservative Growth Fund and the Schwab Asset Director(R)-Balanced Growth Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Schwab International Index(R), an index created to represent the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund's investment manager pursuant to Board of Trustees' guidelines. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions and investment income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Foreign currency translation -- The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates on October 31. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund separates within its statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign exchange rates from that arising from changes in securities' market values.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Forward currency contracts -- A forward currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time the contract was closed. The Fund engages in Forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future exchange rates.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1995, (for financial reporting and federal income tax purposes), net unrealized gain aggregated $12,478,000, of which $22,819,000 related to appreciated securities and $10,341,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .70% of the first $300 million of average daily net assets and .60% of such assets over $300 million. Under this agreement, the Fund incurred investment advisory and administration fees of $1,080,000 during the year ended October 31, 1995, before the Investment Manager reduced its fee (see Note 5).

Sub-advisory agreement -- Prior to June 30, 1995, the Investment Manager had a sub-advisory agreement with Dimensional Fund Advisors Inc. ("Dimensional") under which Dimensional performed day-to-day portfolio management for the Fund. Dimensional did not receive compensation directly from the Fund. However, the Investment Manager did pay Dimensional an annual fee, payable monthly, of .15% of the first $300 million of average daily net assets and .05% of such assets over $300 million. Effective June 30, 1995, the sub-advisory agreement for the Fund was terminated and the Investment Manager assumed day-to-day portfolio management responsibility for the Fund.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets for transfer agency services and .20% of such assets for shareholder services. For the year ended October 31, 1995, the Fund incurred transfer agency and shareholder service fees of $386,000, before Schwab reduced its fees (see Note 5).

Officers and trustees -- During the period, certain officers and trustees of the Trust were also officers or directors of the Investment Manager and/or Schwab. During the year ended October 31, 1995, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $43,000 related to the Trust's unaffiliated trustees.

4. BORROWING AGREEMENT

The Trust has an arrangement with State Street Bank and Trust Company, the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended October 31, 1995, no borrowings were made under this arrangement.

5. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended October 31, 1995, the total of such fees reduced by the Investment Manager was $415,000 and the total of such fees reduced by Schwab was $162,000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated $43,932,000 and $9,597,000, respectively, for the year ended October 31, 1995.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a .75% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended October 31, 1995, total early withdrawal fees retained by the Fund amounted to $49,000.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND(TM)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

8. COMPOSITION OF NET ASSETS

At October 31, 1995, net assets consisted of:

Capital paid in                                               $165,464,000
Accumulated undistributed net investment income                  2,051,000
Accumulated net realized loss on investments sold and
  foreign currency transactions                                   (402,000)
Net unrealized gain on investments                              12,478,000
Net unrealized gain on translating assets and liabilities
  into the reporting currency                                       21,000
                                                              ------------
     Total                                                    $179,612,000
                                                              ============

The Fund follows Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, which will generally present undistributed income and realized gains on a tax basis. As a result, certain reclassifications to increase undistributed net investment income and net realized loss on investments sold and foreign currency transactions by $39,000 and $15,000 respectively, and to decrease capital paid in by $24,000 have occurred. These reclassifications have no impact on the net asset value of the Fund.

At October 31, 1995, the Fund's Statement of Net Assets included liabilities of $149,000 for Fund shares redeemed and $61,000 for investment advisory and administration fee payable.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                          For the period
                                                                           September 9,
                                                                               1993
                                                                         (commencement of
                                                  For the year ended      operations) to
                                                      October 31,          October 31,
                                                   1995         1994           1993
                                                 --------     --------   ----------------
Net asset value at beginning of period           $  10.89     $  10.15       $  10.00
Income from Investment Operations
-------------------------------
  Net investment income                               .14          .11            .03
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                      .22          .69            .12
                                                 --------     --------       --------
  Total from investment operations                    .36          .80            .15
Less Distributions
---------------
  Dividends from net investment income               (.12)        (.04)            --
  Distributions from realized gain
    on investments                                     --         (.02)            --
                                                 --------     --------       --------
  Total distributions                                (.12)        (.06)            --
                                                 --------     --------       --------
Net asset value at end of period                 $  11.13     $  10.89       $  10.15
                                                 ========     ========       ========
Total return (%)                                     3.35         7.89           1.50
--------------
Ratios/Supplemental Data
-----------------------
  Net assets, end of period (000s)               $179,612     $142,355       $106,085
  Ratio of expenses to
    average net assets (%)                            .85          .90            .60*
  Ratio of net investment income to
    average net assets (%)                           1.45         1.14           2.15*
  Portfolio turnover rate (%)                           0            6              2

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995, 1994 and 1993, would have been 1.22%, 1.30% and 2.10%*, respectively, and the ratio of net investment income to average net assets would have been 1.08%, .74% and .65%*, respectively.

* Annualized

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Board of Trustees
and Shareholders of the Schwab International Index Fund(TM)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab International Index Fund (one of the series constituting Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
November 22, 1995

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
COMMON STOCK--99.0%
1st Source Corp.                 2,433     $     57
20th Century Industries         12,100          201
3COM Corp.                       4,134          194
3DO Co.*                         5,900           64
AAR Corp.                        4,000           71
ACX Technologies, Inc.           6,200           98
ADVO, Inc.                       4,500          115
AG Chemical Equipment Inc.       2,700           77
AGCO Corp.                       6,150          275
ALANTEC Corp.*                   2,200           78
ALBANK Financial Corp.           2,600           75
AMC Entertainment Inc.*          3,700           67
AMCORE Financial, Inc.           4,100           93
AMETEK, Inc.                     7,700          136
AMP Inc.                         1,792           70
APS Holding Corp. Class A*       3,200           66
AST Research, Inc.*              9,754           87
Acclaim Entertainment, Inc.*    10,000          237
Acme Metals Co.*                 1,000           15
Acordia, Inc.                    2,900           80
Actava Group Inc.*               4,100           71
Actel Corp.*                     3,700           44
Acuson Corp.*                    5,600           65
Acxiom Corp.                     5,700          170
Addington Resources, Inc.*       3,100           39
Adobe Systems Inc.               1,600           91
Advanced Tissue Sciences,
 Inc.*                           7,800           70
Affiliated Computer Services
 Inc.*                           1,800           59
Air Express International
 Corp.                           4,000           82
Airborne Freight Corp.           4,700          123
Alaska Air Group, Inc.*          3,300           49
Albany International Corp.
 Class A                         7,100          147
Alberto-Culver Co. Class A         300            8
Alex. Brown Inc.                 3,800          186
Alfa Farmers Federation Corp.    9,600          103
Allen Group Inc.                 5,100          125
Alliance Entertainment Corp.*    8,200           55
Alliance Semiconductor Corp.     8,250          253
Alliant Techsystems Inc.*        2,900          135
Allied Group, Inc.               1,900           61
Alpharma, Inc.                   4,600          110
Altera Corp.                     3,000          182
Alternative Resources Corp.      4,100          126
Altron Inc.                      2,500           73
Amcol International Corp.        3,900           67
Amerco*                         10,500          190
America Online, Inc.             1,000           80
America West Airlines, Inc.*    10,200          139
American Annuity Group, Inc.     8,250           89
American Bankers Insurance
 Group, Inc.                     5,100          182
American Business
 Information, Inc.               7,650          136
American Business Products,
 Inc.                            3,300           72
American Financial
 Enterprises Inc.                1,500           35
American Freightways Corp.*      7,400           93
American Heritage Life
 Investment Corp.                5,200          100
American Homepatient Inc.*       1,900           46
American Maize-Products Co.      2,700          107
American Management Systems,
 Inc.                            6,600          192
American Medical Response,
 Inc.*                           6,000          173
American Mobile Satellite
 Corp.*                          6,300          132
American Oncology Resources
 Inc.*                           6,400          224
American President Companies,
 Ltd.                            7,100          172
Americredit Corp.*               7,100           87
Amphenol Corp. Class A*          3,100           67
Amresco Inc.                     5,700           61
Amsco International, Inc.*      10,700          171
Anchor Gaming*                   2,500           55
Andrew Corp.                     1,275           54
Angelica Corp.                   2,000           45
AnnTaylor Stores Corp.*          5,500           61
Antec Corp.*                     5,600           70
Anthony Industries, Inc.         6,415          119
Apogee Enterprises, Inc.         2,300           34
Apollo Group Inc.                4,650          121
Apple South, Inc.                6,650          138
Applebee's International,
 Inc.                            7,600          212
Applied Innovation Inc.          3,400           32
Applied Power Inc. Class A       2,800           85
Apria Healthcare Group Inc.*    11,600          252
Aptar Group, Inc.                4,500          154
Aquila Gas Pipeline Corp.        6,800           75
Arbor Drugs, Inc.                5,900          107
Arch Communications Group
 Inc.*                           2,600           71
Arctco, Inc.                     6,150           70
Argosy Gaming Co.*               4,700           44
Armco Inc.*                     28,000          172
Armor All Products Corp.         4,600           77
Arnold Industries Inc.           6,300          104
Arrow International, Inc.        1,000           42
Arthur J. Gallagher & Co.        3,300          117
Arvin Industries, Inc.           6,300          112
Ashland Coal, Inc.               2,900           69
Aspect Telecommunications
 Corp.                           5,600          194
Associated Banc-Corp             3,900          148
Associated Group Inc. Class
 A*                              4,100           73
Astoria Financial Corp.          4,000          172
Atlantic Southeast Airlines,
 Inc.                            6,300          157
Atmos Energy Corp.               4,000           73
Atria Software Inc.              3,200          115
Augat Inc.                       4,100           65
Auspex Systems, Inc.*            7,600          108
Authentic Fitness Corp.          5,500          113
Avatar Holdings, Inc.*           2,400           89
Avid Technology, Inc.*           4,500          196
Aztar Corp.*                     7,400           60
B W/I P Inc. Class A             5,100           84
BISYS Group, Inc.*               5,600          156
BJ Services Co.*                 6,900          162
BMC Industries, Inc.             3,100          120
Baldor Electric Co.              6,540          157
Baldwin & Lyons, Inc. Class B    3,300           49
Ballard Medical Products         9,900          171
Bally Entertainment Corp.       10,100          111

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Bancorp South, Inc.              2,300     $    108
Banta Corp.                      5,050          220
Banyan Systems, Inc.*            2,800           22
Barnes Group Inc.                1,600           60
Barrett Resources Corp.*         6,900          160
Bassett Furniture Industries,
 Inc.                            3,600           73
Bay State Gas Co.                2,800           70
Bearings, Inc.                   1,600           58
Belden Inc.                     12,300          297
Bell Bancorp, Inc.               1,800           53
Ben Franklin Retail Stores,
 Inc.*                             912            3
Benton Oil & Gas Co.*            5,000           61
Berkley (W.R.) Corp.             4,000          173
Best Products Inc. (New)*        7,300           36
Big B, Inc.                      4,700           69
Bio Rad Laboratories Inc.*       1,700           65
Biocraft Laboratories, Inc.      2,800           43
Birmingham Steel Corp.           7,100          108
Black Box Corp.                  4,000           66
Black Hills Corp.                3,200           80
Blair Corp.                      1,900           56
Blanch (E.W.) Holdings, Inc.     3,500           67
Block Drug Co., Inc. Class A     4,957          191
Blount, Inc. Class A             2,900          126
Blount, Inc. Class B             1,000           48
Blyth Industries Inc.*           3,600          182
Boise Cascade Office Products
 Co.*                            7,600          275
Bok Financial Corp.              5,000          108
Bolt Beranek and Newman Inc.*    4,300          133
Bombay Company, Inc.*            7,850           46
Books-A-Million, Inc.            3,500           45
Boole & Babbage, Inc.              500           18
Borg Warner Automotive Inc.      5,400          159
Borland International, Inc.*     9,300          126
Boston Scientific Corp.*         3,073          129
Boston Technology, Inc.*         8,400          117
Bowne & Co., Inc.                3,800           71
Brady (W.H.) Co. Class A         1,700          124
Breed Technologies, Inc.         8,300          155
BroadBand Technologies, Inc.*    2,600           46
Broderbund Software, Inc.          100            7
Brooklyn Bancorp Inc.*           3,200          126
Brooktree Corp.*                 3,500           42
Brown (Tom), Inc.*               4,600           52
Brown Group, Inc.                3,700           51
Bruno's Inc.*                      402            4
Brush Wellman Inc.               4,000           67
Buffets, Inc.*                   6,900           87
Burlington Coat Factory
 Warehouse Corp.*                8,800           98
Burlington Industries, Inc.*    16,400          182
Burr-Brown Corp.                 3,200          102
Bush Boake Allen Inc.*           4,600          126
Business Records Corp.
 Holding Co.*                    1,200           45
C-COR Electronics, Inc.          2,400           56
C-Cube Microsystems, Inc.*       4,100          283
C-TEC Corp.                      6,800          145
CCB Financial Corp.              3,550          175
CCH Inc. Class A                 4,800          113
CCH Inc. Class B                 8,700          202
CDI Corp.*                       4,000           59
CDW Computer Centers, Inc.       3,500          172
CFW Communications Co.           2,400           44
CIDCO, Inc.*                     3,300           97
CILCORP Inc.                     3,300          129
CLARCOR Inc.                     3,000           68
CMAC Investment Corp.            2,900          138
CML Group, Inc.                 11,350           65
CNB Bancshares, Inc.             3,801          103
CPI Corp.                        2,800           51
CSF Holdings, Inc.               2,375           93
Cabot Oil & Gas Corp. Class A    4,600           62
Cadence Design Systems, Inc.     2,700           87
CalMat Co.                       9,100          154
Caldor Corp.*                    3,400           17
Calgon Carbon Corp.              9,500          108
California Federal Bank         12,600          186
California Federal Bank
 Goodwill Certificates*            960            4
California Microwave, Inc.*      3,500           76
Cambridge Technology
 Partners, Inc.*                 3,200          183
Camco International Inc.         6,000          137
Canandaigua Wine Co., Inc.
 Class B*                        1,000           48
Capital Re Corp.                 5,400          153
Capitol American Financial
 Corp.                           6,500          128
Caraustar Industries, Inc.       6,600          122
Carlisle Companies Inc.          3,400          140
Carmike Cinemas, Inc.*           2,500           52
Carpenter Technology Corp.       3,600          136
Carson Pirie Scott & Co.
 Illinois*                       4,100           69
Carter-Wallace, Inc.             9,800          103
Casey's General Stores, Inc.     6,000          139
Casino America, Inc.*            3,350           23
Castech Aluminum Group Inc.*     2,400           34
Catalina Marketing Corp.*        2,200          111
Catellus Development Corp.*     28,300          156
Cato Corp. (New) Class A         6,200           37
Cellstar Corp.*                  4,700          129
Cellular Communications, Inc.
 Class A (Redeemable)*           4,500          242
Cellular Technical Services
 Inc.*                           2,100           35
Centex Construction Products
 Inc.*                           6,000           76
Central Hudson
 Gas & Electric Corp.            3,700          113
Central Louisiana Electric
 Co., Inc.                       4,800          129
Central Maine Power Co.          7,900          110
Central Newspapers, Inc.
 Class A                         6,400          189
Centura Banks, Inc.              5,000          169
Century Communications Corp.
 Class A*                       19,100          166
Cephalon Inc.*                   5,600          168
Cerner Corp.                     5,400          139
Champion Enterprises, Inc.       4,200          109
Chaparral Steel Co.              6,000           59
Charming Shoppes, Inc.          26,100           74
Charter Medical Corp.*           6,100          110
Charter One Financial, Inc.      5,700          161
Chase Manhattan Corp.            1,360           78
Checkpoint Systems, Inc.*        5,700          165
Cheesecake Factory, Inc.*        2,400           51
Chemed Corp.                     2,000           70

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Chemical Financial Corp.         1,995     $     79
Chesapeake Corp.                 6,700          205
Chesapeake Energy Corp.          2,600           76
Cheyenne Software, Inc.*         9,450          197
Chips & Technologies Inc.*       3,900           34
Chiquita Brands
 International, Inc.            13,000          211
Church & Dwight Co., Inc.        4,100           84
Citicasters Inc.                 3,000           94
Citizens Bancorp                 3,700          122
Citizens Banking Corp.           3,600          110
Citizens Corp.                   8,800          160
City National Corp.             11,200          148
Claire's Stores, Inc.            4,500           88
Clear Channel Communications,
 Inc.                              475           39
Cleveland-Cliffs Inc.            2,700          101
Coast Savings Financial,
 Inc.*                           4,600          121
Coastal Physician Group Inc.*    6,200           81
Cobra Golf, Inc.                 4,300          113
Coca-Cola Bottling Co.
 Consolidated                    2,000           67
Coeur d'Alene Mines Corp.        3,000           51
Cognex Corp.*                    3,900          234
Coherent, Inc.*                  2,800           80
Cole Taylor Financial Group
 Inc.                            3,600           95
Collective Bancorp, Inc.         4,400          103
Collins & Aikman Corp.*         15,700          126
Colonial BancGroup, Inc.         3,400           98
Colonial Data Technologies
 Corp.*                          3,600           50
Comair Holdings, Inc.            7,400          209
Comdata Holdings Corp.*          4,000           98
Commerce Group Inc.
 Massachusetts                   8,500          173
Commercial Federal Corp.         3,800          125
Commercial Intertech Corp.       3,450           58
Commercial Metals Co.            3,233           83
Commonwealth Energy System       2,600          110
Community Health Systems,
 Inc.*                           4,500          143
Community Psychiatric Centers   10,100          110
Comnet Cellular, Inc.*           3,700           93
CompUSA Inc.*                    5,100          195
Computer Network Technology*     5,000           33
ComputerVision Corp.*           12,400          146
Comverse Technology Inc.*        5,000          113
Concord Efs Inc.*               10,300          355
Cone Mills Corp.*               10,300          112
Conner Peripherals, Inc.*       14,100          254
Consolidated Stores Corp.*       6,100          141
Continental Airlines, Inc.
 Class B*                        6,400          228
Continuum Company, Inc.*         5,000          197
Coors (Adolph) Co. Class B       9,000          163
Copley Pharmaceutical, Inc.*     4,764           78
Coram Healthcare Corp.*          9,262           37
Corrections Corp. of America     3,800          207
Coventry Corp.                   8,000          158
Crawford & Co. Class A           4,300           67
Crawford & Co. Class B           8,500          132
Cray Research, Inc.*             6,400          133
Creative Computers Inc.*         2,100           60
Credence Systems Corp.           6,750          253
Crompton & Knowles Corp.        13,600          172
Cross (A.T.) Co. Class A         5,800           83
Cross Timbers Oil Co.            4,900           71
Cullen/Frost Bankers, Inc.       2,700          137
Culligan Water Technologies
 Inc.*                           3,500           60
Curtiss-Wright Corp.             1,400           62
Cypress Semiconductor Corp.        900           32
Cyrix Corp.*                     4,500          144
Cytec Industries Inc.*           3,000          164
DSP Group, Inc.*                 1,500           24
Daig Corp.                       5,000          113
Dallas Semiconductor Corp.       9,500          202
Dames & Moore, Inc.              4,700           64
Data General Corp.*              7,900           91
Datascope Corp.*                 4,200          101
Dauphin Deposit Corp.            8,400          245
Dave & Busters Inc.*               840           13
Davidson & Associates, Inc.      8,700          312
DeVRY Inc.                       7,000          158
Dekalb Genetics Corp.            1,200           51
Dell Computer Corp.              6,300          293
Delta & Pine Land Co.            2,100           81
Department 56 Inc.*                300           14
Deposit Guaranty Corp.           4,400          194
Detroit Diesel Corp.*            8,900          158
Devon Energy Corp.               4,700          102
Devon Group, Inc. (New)*         1,600           62
Dexter Corp.                     5,800          138
Diagnostic Products Corp.        4,300          159
Dial Page, Inc.*                 5,000           74
Dialogic Corp.*                  3,400           98
Diamond Multimedia Systems
 Inc.*                           7,200          214
Diamond Shamrock, Inc.           7,800          201
Digi International Inc.*         3,000           81
Digital Link Corp.*              1,900           30
Dimon Inc.                       8,400          123
Dionex Corp.*                    1,500           80
Discount Auto Parts, Inc.*       2,900           78
Discovery Zone, Inc.*           11,900           42
Dollar Tree Stores Inc.*         4,100          109
Donaldson Co., Inc.              5,800          141
Doubletree Corp.*                4,300           94
Downey Financial Corp.           3,200           65
Dreyer's Grand Ice Cream,
 Inc.                            3,300          115
Duriron Co., Inc.                4,400          118
Duty Free International, Inc.    6,800           97
Dynatech Corp.                   3,400           52
Eastern Enterprises              4,800          143
Eastern Utilities Assoc.         4,800          113
Eaton Vance Corp. (Non
 Voting)                         2,100           76
Edison Brothers Stores, Inc.     4,200           15
Egghead, Inc.*                   3,000           21
Electro Scientific Industries
 Inc.*                           2,200           69
Electroglas Inc.                 2,300          163
Electronics for Imaging, Inc.    2,800          232
Empire District Electric Co.     3,200           59
Energen Corp.                    2,800           63
Enhance Financial Services
 Group, Inc.                     7,100          145
Envoy Corp. (New)*               2,000           26
Enzo Biochem, Inc.               5,775           92

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Ethan Allen Interiors, Inc.*     3,700     $     73
Exabyte Corp.*                   4,900           63
Exar Corp.                       2,000           48
Expeditors International of
 Washington, Inc.                3,900          104
Express Scripts, Inc. Class A    3,400          131
F & M National Corp.             3,955           71
FHP International Corp.*         1,056           26
FMC Gold Co.                    17,500           68
FSF Financial Corp.              5,100           68
FTP Software Inc.*               6,600          179
Fab Industries, Inc.               400           12
Fair, Issac & Co., Inc.          3,000           83
Farmer Bros. Co.                   400           52
Fastenal Co.                     1,400           49
Fedders Corp.                      825            4
Federal-Mogul Corp.              8,800          157
Federated Department Stores,
 Inc.*                           2,700           69
Ferro Corp.                      7,700          178
FileNet Corp.*                   2,800          127
Financial Security Assured
 Holdings Ltd.                   6,400          166
Fingerhut Companies, Inc.       10,600          144
FirsTier Financial, Inc.         6,200          265
First Alert, Inc.                5,600           86
First American Financial
 Corp.                           3,600           84
First Bank System, Inc.          3,809          189
First Citizens BancShares,
 Inc. Class A                    2,600          138
First Commerce Bancshares
 Inc.                            3,000           54
First Commercial Corp.           5,640          169
First Commonwealth Financial
 Corp.                           5,300           87
First Data Corp.                   501           33
First Financial Bancorp          2,800           95
First Financial Corp.            6,900          147
First Michigan Bank Corp.        4,906          132
First Midwest Bancorp, Inc.      2,900           82
First Mississippi Corp.          4,900          100
First National Bancorp           5,200          146
First Union Corp.                2,220          110
FirstFed Michigan Corp.          5,100          173
Firstbank of Illinois Co.        2,600           78
Firstmiss Gold Inc.*             7,571          138
Fisher Scientific
 International, Inc.             3,600          113
Flagstar Companies, Inc.*        8,300           35
Florida East Coast
 Industries, Inc.                2,400          161
Florida Rock Industries, Inc.    2,000           54
Fluke Corp.                      1,600           59
Foremost Corp. of America        2,400          110
Forest City Enterprises, Inc.
 Class A                         2,100           78
Fort Wayne National Corp.        2,700           85
Fossil, Inc.*                    2,200           23
FoxMeyer Health Corp.            5,473          125
Frame Technology Corp.*          3,800          107
Franklin Quest Co.*              5,700          136
Fremont General Corp.            4,280          124
Fresenius U.S.A. Inc.*           4,500           74
Fritz Cos., Inc.                 5,200          181
Frontier Insurance Group,
 Inc.                            3,050           87
Fuller (H.B.) Co.                3,300          104
Fulton Financial Corp.           6,560          141
Fund American Enterprises
 Holdings, Inc.*                 1,909          132
Fusion Systems Corp.*            1,800           50
G&K Services, Inc. Class A       5,250          119
GC Companies Inc.*               1,680           54
Gartner Group Inc. Class A       5,800          253
Gasonics International Corp.     2,000           66
Gaylord Container Corp. Class
 A*                             11,400           87
GenCorp Inc.                     8,100           85
General Binding Corp.            3,400           67
General DataComm Industries,
 Inc.*                           5,000           76
General Magic Inc.*              6,300           80
Genesis Health Ventures,
 Inc.*                           3,300           95
Geneva Steel Class A*            6,200           45
Gentex Corp.*                    5,000          113
Geon Co.                         6,300          157
Geotek Communications Inc.*     14,400          120
Gerber Scientific, Inc.          5,100           86
Giddings & Lewis, Inc.           8,800          143
Gilead Sciences, Inc.*           4,900           94
Glendale Federal
 Bank, F.S.B. (New)*             9,100          146
Global Natural Resources
 Inc.*                           6,600           66
Global Village
 Communications*                 3,600           62
Goulds Pumps, Inc.               5,300          127
Graco Inc.                       2,650           89
Grand Casinos, Inc.              4,600          183
Granite Construction Inc.        3,100           88
Great Financial Corp.            3,500           72
Greenfield Industries Inc.       3,500          104
Greif Brothers Corp.             5,600          141
Grey Advertising Inc.              100           19
Griffon Corp.*                   7,600           64
Guaranty National Corp. (New)    3,500           50
Guilford Mills, Inc.             2,900           64
Gulf South Medical Supply
 Inc.                            3,000           63
Gymboree Corp.                   6,000          136
HBO & Co.                        2,600          184
HCC Insurance Holdings, Inc.*    2,900          101
HCIA Inc.*                       1,600           43
Hadco Corp.*                     2,400           67
Haemonetics Corp.*               7,700          145
Hancock Holding Co.              2,300           84
Handleman Co.                    6,300           49
Hanover Direct Inc.*            26,800           45
Harland (John H.) Co.            7,600          158
Harleysville Group Inc.          4,600          129
Harman International
 Industries, Inc.                3,675          170
Harnischfeger Industries
 Corp.                           4,369          138
Harper Group, Inc.               3,800           67
Harte Hanks Communications       5,000          151
Hawkeye Bancorporation           2,900           71
Hayes Wheels International,
 Inc.                            4,400          116
Health Management Systems,
 Inc.                            2,400           77
Heart Technology, Inc.*          4,100          116
Heartland Express, Inc.*         2,900           79
Heartland Wireless
 Communications, Inc.*           3,500           91

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Hechinger Co. Class A            9,100     $     39
Hecla Mining Co.*               10,400           77
Helene Curtis Industries,
 Inc.                            2,400           72
Helix Technology Corp.           2,100           78
Helmerich & Payne, Inc.          5,600          145
Herbalife International, Inc.    6,400           48
Heritage Media Corp. Class A*    4,500          125
Hollywood Entertainment Corp.    7,900          210
Hollywood Park Inc. (New)*       4,100           39
Home Beneficial Corp. Class B    4,400          108
Home Financial Corp.             5,400           83
Horace Mann Educators Corp.      5,200          138
Horizon Healthcare Corp.*       11,695          237
Hudson Foods, Inc.               6,250           88
Human Genome Sciences Inc.*      3,300           64
Hunt (J.B.) Transport
 Services, Inc.                  9,150          141
Hunt Manufacturing Co.           3,000           53
Huntco Inc. Class A              1,200           16
Hutchinson Technology Inc.*      1,500           95
Hyperion Software Corp.*         1,800           88
I-Stat Corp.*                    2,300           71
ICN Pharmaceuticals, Inc.        7,802          160
IDEX Corp.                       4,350          164
IDEXX Laboratories, Inc.         6,800          275
IES Industries Inc.              8,300          221
IHOP Corp.*                      2,200           48
INDRESCO Inc.*                   5,000           86
INSO Corp.                       3,400          121
INTERCO Inc.                    10,300           76
INTERSOLV Inc.*                  4,200           67
Ideon Group Inc.                 5,600           50
Immunex Corp. (New)*             9,300          117
Imperial Bancorp                 3,300           74
In Focus Systems, Inc.*          2,200           72
Indiana Energy, Inc.             5,500          116
Information Resources, Inc.*     6,600           72
Inphynet Medical Management
 Inc.*                           3,400           62
Input/Output, Inc.               4,500          168
Insignia Financial Group
 Class A (New)*                  2,100           57
Insilco Corp.*                   2,100           71
Insurance Auto Auctions,
 Inc.*                           2,200           16
Integon Corp.                    3,900           64
Integrated Device Technology,
 Inc.                              800           15
Integrated Health Services,
 Inc.                            5,300          121
Integrated Systems Inc.*         2,200           78
Intelligent Electronics, Inc.    8,200           64
Inter-Regional Financial
 Group, Inc.                     1,700           60
InterVoice, Inc.*                3,200           58
Interdigital Communications
 Corp.*                          9,300           68
Interface Systems, Inc. Class
 A                               4,400           67
Intergraph Corp.*               11,900          146
Interim Services Inc.*           2,800           83
Intermet Corp.*                  9,200          110
International CableTel, Inc.     7,033          188
International Dairy Queen,
 Inc. Class A*                   5,400          115
International Family
 Entertainment, Inc. Class B*    9,300          172
International Multifoods
 Corp.                           3,900           80
International Rectifier
 Corp.*                          5,200          235
Interneuron Pharmaceuticals,
 Inc.*                           7,500          113
Interpool, Inc.*                 4,100           66
Interstate Bakeries Corp.        8,600          184
Interstate Power Co.             2,000           58
Intuit Inc.                      1,200           87
Invacare Corp.                   8,400          210
Iomega Corp.                     4,300          102
Ionics, Inc.                     4,200          171
Isis Pharmaceuticals, Inc.*      4,000           40
Isolyser Inc.                    5,400           96
Itron, Inc.*                     2,600           76
J & L Specialty Steel, Inc.     10,200          167
JSB Financial, Inc.              2,800           86
Jacobs Engineering Group
 Inc.*                           9,500          208
Jacor Communications, Inc.
 Class A*                        4,600           72
Jefferson Bankshares, Inc.       3,200           72
John Alden Financial Corp.       5,700          118
John Wiley & Sons, Inc. Class
 A                               5,800          173
Jones Intercable, Inc. Class
 A*                              7,500           94
Juno Lighting, Inc.              4,600           67
Just for Feet Inc.               3,350           80
Justin Industries, Inc.          5,800           59
K N Energy, Inc.                 6,568          168
KCS Energy, Inc.                 1,900           22
KLA Instruments Corp.            1,200           52
Kaiser Aluminum Corp.*          12,800          144
Kaman Corp. Class A              4,700           51
Kaufman & Broad Home Corp.       7,700           90
Kaydon Corp.                     3,500          101
Keane, Inc.                      4,500          122
Kelley Oil & Gas Corp.*         10,100           24
Kellwood Co.                     5,000           94
Kemet Corp.                      7,800          267
Kenetech Corp.*                  8,900           28
Kennametal Inc.                  5,400          168
Kent Electronics Corp.           3,050          149
KeyCorp, Inc.                    2,200           74
Keystone Financial, Inc.         6,100          199
Keystone International, Inc.     8,700          194
Kimball International, Inc.
 Class B                         5,000          129
Kinder-Care Learning
 Centers, Inc. (New)*            5,000           68
Kinetic Concepts, Inc.          10,300          116
Kirby Corp.*                     6,000           99
Komag, Inc.*                     5,100          291
Kulicke & Soffa Industries
 Inc.                            6,000          212
LCI International Inc.          16,200          292
LTX Corp.*                       6,400           78
La Quinta Inns, Inc.             2,250           58
La-Z-Boy Chair Co.               4,000          119
Laclede Gas Co.                  3,800           77
Lance, Inc.                      7,200          123
Landmark Graphics Corp.*         4,000           87
Landry's Seafood Restaurants,
 Inc.                            4,000           56
Lands' End, Inc.                 8,000          120
Landstar Systems, Inc.*          2,700           72
Lattice Semiconductor Corp.*     4,400          172
Lawson Products, Inc.            2,800           68

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Lawter International, Inc.       9,500     $    101
Leader Financial Corp.           3,500          125
Learning Co.*                    1,600           95
Lechters, Inc.*                  3,300           31
Legg Mason, Inc.                 3,500          101
Lennar Corp.                     8,800          201
Level One Communications
 Inc.*                           2,650           61
Libbey Inc.                      3,200           66
Liberty Bancorp, Inc.            2,000           72
Liberty Corp.                    4,800          161
Life Partners Group, Inc.        5,900          107
Life Re Corp.                    3,300           68
Life Technologies, Inc.          3,800           95
Lillian Vernon Corp.             3,800           51
Lilly Industries, Inc. Class
 A                               5,350           68
Lincare Holdings, Inc.*          7,200          180
Lincoln Electric Co.             2,600           64
Lincoln Telecommunications
 Co.                             9,900          172
Liposome Co., Inc.*              7,200          110
Liqui-Box Corp.                    300            8
Littlefuse, Inc.*                3,400          111
Living Centers of America,
 Inc.*                           4,700          122
Logicon, Inc.                    3,400           78
Lojack Corp.*                    7,200          111
Lone Star Industries, Inc.       6,300          144
Long Islands Bancorp Inc.        6,200          142
Louis Dreyfus Natural Gas
 Corp.*                         11,400          160
Loyola Capital Corp.             2,800          100
Luby's Cafeterias, Inc.          6,500          135
Lukens Inc.                      4,150          128
Lydall, Inc.                     5,800          132
M.S. Carriers, Inc.*             3,000           47
MAIC Holdings Inc.*              1,627           49
MAXXAM Inc.*                     2,300           85
MDU Resources Group, Inc.        7,200          152
MESA Inc.*                      12,400           53
MICROS Systems, Inc.             1,500           56
Mac Frugal's Bargains-
 Close-outs, Inc.*               6,000           71
Macromedia Inc.                  8,000          294
Madison Gas and Electric Co.     2,300           76
Mafco Consolidated Group
 Inc.*                           6,300          143
Magma Copper Co. (New)          12,000          201
Magna Group, Inc.                6,500          159
MagneTek, Inc.*                  5,300           52
Manitowoc Co., Inc.              1,600           45
Marcus Corp.                     3,700          128
Mariner Health Group, Inc.*      4,300           42
Mark Twain Bancshares, Inc.      4,100          143
Markel Corp.*                    1,300           95
Marquette Electronics, Inc.
 Class A*                        9,400          172
Marshall Industries*             4,300          152
Mascotech, Inc.                 16,500          169
Material Sciences Corp.          3,300           55
Maxicare Health Plans Inc.*      4,200           74
Maxim Integrated Products,
 Inc.                            2,100          157
Maxtor Corp.*                   10,700           54
Maybelline, Inc.                 2,900           69
McAfee Associates, Inc.          3,500          205
McClatchy Newspapers, Inc.
 Class A                         6,900          136
Measurex Corp.                   3,600          111
Medic Computer Systems, Inc.*    2,900          155
Medicine Shoppe
 International, Inc.             1,800           78
Medisense Inc.*                  3,800           81
Medpartners Inc.*                4,700          131
Medusa Corp.                     3,400           85
Men's Wearhouse, Inc.            3,200          126
Mentor Corp.                     5,800          129
Mercury Interactive Corp.*       3,700           77
Meredith Corp.                   6,800          243
Merisel, Inc.*                   6,500           39
Mesa Airlines, Inc.*             7,900           75
Methode Electronics, Inc.
 Class A                         5,300          123
Meyer (Fred), Inc.*              7,200          134
Michaels Stores, Inc.*           5,600           77
Microchip Technology, Inc.       2,100           83
Microdyne Corp.*                 2,700           75
Mid-Am, Inc.                     3,320           55
Midamerican Energy Co.           9,261          148
Mikasa Inc.*                     4,900           64
Miller (Herman), Inc.            6,300          188
Mine Safety Appliances Co.       1,200           61
Minerals Technologies, Inc.      4,900          195
Mississippi Chemical Corp.       5,800          139
Mohawk Industries, Inc.*         8,200          122
Molten Metal Technology,
 Inc.*                           5,100          198
Money Store Inc.                 4,950          197
Morrison Knudsen Corp.           8,000           52
Movie Gallery Inc.*              3,000          115
Mueller Industries, Inc.         4,600          108
Multicare Cos., Inc.*            3,800           71
Musicland Stores Corp.*          6,800           44
Myers Industries, Inc.           5,450           78
NAC Re Corp.                     4,900          172
NACCO Industries, Inc. Class
 A                               2,300          132
NCH Corp.                        1,800           98
NL Industries, Inc.*            12,500          163
NYMAGIC, Inc.                    2,000           32
Nabors Industries, Inc.*        21,100          182
National Auto Credit Inc.*       5,500           89
National Bancorp of Alaska,
 Inc.                            1,800          113
National Commerce Bancorp        6,200          160
National Computer Systems,
 Inc.                            3,400           64
National Data Corp.              5,800          154
National Instruments Corp.*      5,100           97
National Presto Industries,
 Inc.                            1,600           65
National RE Holdings Corp.       4,300          145
National Steel Corp. Class B*    9,600          127
Nautica Enterprises, Inc.        4,650          160
Neiman Marcus Group, Inc.        9,800          168
Nellcor Inc.*                    7,296          421
Neostar Retail Group Inc.*       3,500           53
Netcom Online Communications*    2,500          145
Netmanage Inc.                  10,800          221
Network Equipment
 Technologies, Inc.*             4,400          144
Network General Corp.*           5,100          211
Network Peripherals Inc.*        2,400           25
New England Business Service,
 Inc.                            3,200           62
New Jersey Resources Corp.       3,700           93

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Newfield Exploration Co.*        5,900     $    174
Nexgen Inc.*                     7,500          139
Nextel Communications, Inc.*     3,877           54
Noble Drilling Corp.*           22,975          162
Norand Corp.*                    1,600           27
North American Mortgage Co.      3,800           78
North Fork Bancorp, Inc.         5,700          125
Northwest Natural Gas Co.        3,400          110
Norwest Corp.                    3,680          109
NovaCare, Inc.*                 14,080           88
Novellus Systems, Inc.*            600           41
Nu-Kote Holding, Inc.            4,900          101
Nuevo Energy Co.*                4,300           95
O'Reilly Automotive, Inc.*       2,100           69
OEA, Inc.                        5,100          139
OM Group Inc.                    2,700           79
ONBANCorp, Inc.                  3,600          106
Oak Industries Inc.*             4,500           94
Oak Technology*                  4,400          242
Oakwood Homes Corp.              6,200          233
Octel Communications Corp.*      5,600          191
Offshore Logistics, Inc.*        4,200           53
Olympic Financial Ltd.*          5,100           92
Omnicare, Inc.                   6,600          239
One Valley Bancorp of
 West Virginia, Inc.             4,700          157
Oneok Inc.                       6,900          168
Opti Inc.*                       2,400           24
Optical Data Systems, Inc.       3,900          117
OrNda Healthcorp*                9,760          173
Orange & Rockland Utilities,
 Inc.                            3,400          119
Orbital Sciences Corp.*          5,300           77
Oregon Steel Mills, Inc.         6,300           90
Orion Capital Corp.              3,200          131
Ostex International Inc.*        2,700           53
Otter Tail Power Co.             2,500           86
Outboard Marine Corp.            4,400           91
Outlet Communications Inc.*      1,800           83
Overseas Shipholding Group,
 Inc.                            9,200          156
Owens & Minor, Inc.              6,600           78
Oxford Health Plans, Inc.        2,200          173
PAXAR Corp.                      4,687           59
PDT Inc.                         2,400           91
PHH Corp.                        3,900          171
PLATINUM technology, inc.*      12,300          225
Pairgain Technologies Inc.*      3,400          145
Papa John's International,
 Inc.*                           2,400           93
Park Electrochemical Corp.       2,600           81
Park National Corp.              1,500           68
Parker & Parsley Petroleum
 Co.                             8,300          154
Parker Drilling Co.*            21,100          111
Patlex Corp. (New)*                550            3
Patterson Dental Co.             3,850           95
Paxson Communications Corp.      6,500           80
Payless Cashways Inc.*           9,300           53
Penn Traffic Co.*                2,600           28
PennCorp Financial Group,
 Inc.                            6,900          165
People's Bank                    8,600          171
People's Choice TV Corp.*        2,600           54
PeopleSoft, Inc.                   600           52
Peoples Heritage Financial
 Group, Inc.                     3,800           73
Performance Systems
 International Inc.*             7,100          126
Petrie Stores Corp.             12,300           35
Petrolite Corp.                  2,400           58
Phillips-Van Heusen Corp.        5,700           58
Phoenix Resource Cos Inc.        3,200           57
Photronic, Inc.                  2,950           88
Phycor, Inc.                     6,900          253
Physician Reliance Network
 Inc.*                           5,300          176
Physician Sales & Service
 Inc.                            4,500           73
Physicians Corp. of America*     9,900          150
Physicians Health Services,
 Inc.*                           2,000           67
Picturetel Corp.                 3,300          217
Piedmont Natural Gas Co.,
 Inc.                            9,400          207
Pier 1 Imports, Inc.             9,745           94
Pioneer Group, Inc.              6,100          160
Pioneer-Standard Electronics,
 Inc.                            5,025           69
Piper Jaffray Inc.               4,600           55
Pittway Corp.                      800           48
Pittway Corp. Class A            3,200          192
Planar Systems, Inc.*            2,700           47
Players International Inc.       6,900           73
Playtex Products, Inc.*         12,300           86
Ply-Gem Industries, Inc.         2,800           48
Pogo Producing Co.               9,000          181
Polaris Industries Inc.          6,900          193
Policy Management Systems
 Corp.*                          2,000           94
Pratt & Lambert United, Inc.     2,100           44
Precision Castparts Corp.        4,800          172
Premier Bancorp, Inc.            7,900          163
Presidential Life Corp.          6,800           65
Presstek Inc.                    3,350          160
Price Enterprises Inc.           5,300           78
Primadonna Resorts Inc.*         7,400          116
Primark Corp.*                   4,600          105
Prime Hospitality Corp.*         6,900           68
Production Operators Corp.       2,200           65
Proffitt's, Inc.*                2,100           49
Progress Software Corp.          1,600          104
Protective Life Corp.              600           17
Protein Design Labs, Inc.*       3,300           55
Provident Bancorp, Inc.          3,700          155
Public Service Co. of
 New Mexico*                    10,200          171
Public Service Co. of
 North Carolina, Inc.            6,000           95
Pulitzer Publishing Co.          4,025          182
Pulte Corp.                      7,300          231
Quaker State Corp.               7,400           97
Quality Food Centers, Inc.       3,600           73
Quanex Corp.                     2,800           55
Quantum Health Resources,
 Inc.*                           3,000           32
Quarterdeck Corp.*               5,200          111
Quick & Reilly Group, Inc.       5,580          133
Quintiles Transnational Corp.    2,500          159
RCSB Financial Inc.              3,600           80
Raymond James Financial, Inc.    4,400           95
Reading & Bates Corp.*          20,600          237
Regal Cinemas, Inc.              3,200          125
Regal-Beloit Corp.               4,500           81
Reinsurance Group of America,
 Inc.                            4,400          151

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Reliance Group Holdings, Inc.   26,400     $    195
Renaissance Commerce Corp.       6,600          148
Renal Treatment Centers Inc.*    2,200           79
Republic Waste Industries
 Inc.                           14,600          316
Respironics, Inc.                3,900           86
Rexel Inc.*                      5,200           60
Rexene Corp.*                    3,200           29
Richfood Holdings, Inc.          8,500          214
Riggs National Corp.*           11,100          145
Rio Hotel and Casino, Inc.*      4,900           62
River Forest Bancorp, Inc.       3,200           75
RoTech Medical Corp.*            3,100           72
Robert Half International
 Inc.                            6,900          252
Roberts Pharmaceutical Corp.*    4,600           89
Rock Tennessee Co.               6,700          111
Rogers Corp.                     1,400           32
Rohr Inc.*                       6,600           98
Rollins Environmental
 Services, Inc.*                15,100           51
Rollins Truck Leasing Corp.      9,800           94
Roosevelt Financial Group,
 Inc.                           10,200          163
Roper Industries, Inc.           3,800          135
Ross Stores, Inc.                5,700           89
Rouge Steel Co.                  3,500           76
Rowan Companies, Inc.*          21,100          140
Ruddick Corp.                   11,200          143
Russ & Berrie Co., Inc.          8,500          118
Ryan's Family Steak Houses,
 Inc.*                          21,100          165
Rykoff-Sexton, Inc.              6,250          141
Ryland Group, Inc.               2,900           42
S & T Bancorp, Inc.              2,100           54
S3 Inc.                          9,000          153
SCI Systems, Inc.*               7,300          257
SEI Corp.                        4,200           90
STERIS Corp.                     4,100          138
Safeguard Scientifics Inc.       3,300          149
Salick Health Care, Inc.*        2,600           95
Samsonite Corp. (New)            3,500           35
Sanifill, Inc.*                  3,800          120
Sanmina Corp.*                   1,900          103
Santa Cruz Operations, Inc.*     6,200           37
Savannah Foods & Industries,
 Inc.                            5,400           68
Savoy Pictures Entertainment,
 Inc.*                           7,200           42
Sbarro, Inc.                     8,000          167
Schuler Homes, Inc.*             8,300          100
Scientific Games Holdings
 Corp.                           3,400          113
Scotts Co. Class A*              7,400          146
Seaboard Corp.                     300           79
Seafield Capital Corp.           1,400           50
Seagull Energy Corp.*            8,600          147
Security Capital Corp.           2,300          126
Security Dynamics Tech           3,400          110
Seitel, Inc.*                    2,100           54
Selective Insurance Group,
 Inc.                            4,400          163
Semitool Inc.                    2,700           43
Sepracor Inc.*                   5,200           88
Sequa Corp. Class A*             2,600           67
Sequent Computer Systems,
 Inc.*                           8,000          140
Service Merchandise Co.,
 Inc.*                          23,562          127
Shiva Corp.*                     3,100          186
Shoney's, Inc.*                 10,200          113
ShopKo Stores, Inc.             12,800          138
Shorewood Packaging Corp.*       4,900           81
Showboat, Inc.                   3,300           79
Shurgard Storage Centers Inc.    5,800          148
Sierra Health Services, Inc.*    3,100           89
Sierra On-Line, Inc.             4,300          161
Sierra Pacific Resources         7,000          164
Silicon Valley Group, Inc.*      5,700          184
Sithe Energies Inc.*            13,700           98
SkyWest Airlines, Inc.           2,300           39
Smart & Final Inc.               5,000           94
Smith International, Inc.*       8,600          138
Smith's Food & Drug Centers,
 Inc. Class B                    4,200           96
Smithfield Foods, Inc.*          3,400           86
Smucker (J.M.) Co. Class A       6,900          135
Smucker (J.M.) Co. Class B       3,500           63
Snyder Oil Corp.                 6,500           67
Sofamor/Danek Group, Inc.*       5,800          142
Somatogen Inc.*                  4,400           70
Sonat Offshore Drilling, Inc.    6,700          213
South Jersey Industries, Inc.    2,800           57
Southdown, Inc.*                 6,400          104
Southern Indiana
 Gas & Electric Co.              3,966          134
Southwest Gas Corp.              4,900           74
Southwestern Energy Co.          4,900           61
Sovereign Bancorp, Inc.         10,179          102
SpaceLabs Medical Inc.*          2,800           71
Spectrian Corp.*                 1,700           37
Spectrum HoloByte, Inc.*         5,100           53
Sports & Recreation, Inc.        3,600           27
Sports Authority Inc.*           4,600          100
Springs Industries, Inc.         4,900          210
St. John's Knits, Inc.           2,100          101
St. Paul Bancorp, Inc.           4,500          108
Standard Financial Inc.*         4,300           60
Standard Motor Products, Inc.    2,500           41
Standard Products Co.            3,900           60
Standard Register Co.            7,700          175
Standex International Corp.      3,000           98
Stanhome Inc.                    4,700          143
State Auto Financial Corp.       3,100           69
Station Casinos Inc*             8,100          104
Stein Mart, Inc.*                4,300           48
Sterling Chemicals, Inc.*       15,200          122
Stewart Enterprises, Inc.
 Class A                         5,300          179
Stillwater Mining Co.*           4,800           80
Stone & Webster, Inc.            3,100          104
Stone Container Corp.            6,112          101
Stratacom Inc.                   1,400           86
Stratosphere Corp.*              7,200           72
Stratus Computer, Inc.*          6,600          205
Stride Rite Corp.               12,200          137
Structural Dynamics Research
 Corp.*                          7,300          134
Student Loan Corp.               5,000          158
Sturm, Ruger & Co., Inc.         2,700           73
Sumitomo Bank California         4,000           94
Summit Bancorp                   7,860          222
Summit Technology Inc.*          5,100          226
Sun Healthcare Group, Inc.*     12,708          151

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Sunglass Hut International,
 Inc.                            9,600     $    260
Sunrise Medical Inc.*            4,300           78
Sunshine Mining Co.*            43,700           71
Surgical Care Affiliates,
 Inc.                           10,650          316
Susquehanna Bancshares, Inc.     2,500           73
Swift Transportation Co.         5,100           85
Symantec Corp.*                  7,700          187
Symmetricom, Inc.*               2,900           54
Synetic, Inc.*                   4,100           96
Synopsys, Inc.                     400           15
System Software Associates,
 Inc.                            6,600          204
Systems & Computer Technology
 Corp.*                          2,600           47
TBC Corp.*                       4,900           35
TCA Cable TV, Inc.               5,800          173
TJ International                 4,900           85
TNT Freightways Corp.            5,500          100
TSX Corp.                        2,100           41
Target Therapeutics Inc.*        1,700          131
Tech Data Corp.*                 9,000          110
Tecnol Inc.*                     4,400           82
Tejas Gas Corp.                  2,530          119
Tekelec Inc.                     2,800           41
Teleflex Inc.                    3,950          167
Telular Corp.*                   4,800           66
Telxon Corp.                     4,000           92
Tencor Instruments               5,000          214
Tennant Co.                      2,100           53
Terra Industries, Inc.          14,700          186
Tesoro Petroleum Corp.*          7,800           61
Tetra Tech, Inc. (New)           3,906           85
Texas Industries, Inc.           2,600          137
Theratx Inc.*                    4,500           51
Thermedics Inc.*                 8,200          151
Thermo Cardiosystems Inc.*       4,700          228
Thermo Fibertek Inc.            16,050          253
Thermotrex Corp.                 4,500          161
Thiokol Corp.                    5,100          177
Thomas Nelson, Inc.              4,125           69
Three-Five Systems, Inc.         1,700           31
Tiffany & Co. (New)              3,900          170
Timberland Co. Class A*          2,500           48
Titan Wheel International,
 Inc.                            5,225           76
Toll Brothers, Inc.*             7,300          130
Topps Co., Inc.                  9,500           59
Toro Co.                         2,600           75
Toy Biz Inc.*                    3,800           85
Toys 'R' Us, Inc.*                 730           16
Transpro Inc.*                   1,275           14
Trenwick Group Inc.              1,400           70
Triangle Pacific Corp.*          3,200           50
Triarc Cos., Inc. Class A*       6,400           61
Trident Microsystems Inc.*       2,300           69
Trimble Navigation Ltd.*         5,000           99
True North Communications        5,500          111
Trust Co. of New Jersey (New)    3,900           51
TrustCo Bank Corp New York       3,904           84
Trustmark Corp.                  8,200          157
Tuscon Electric Power Co.*      34,100          102
Tyco Toys, Inc.*                 6,800           37
U S Delivery Systems Inc.*       4,500           93
U S Trust Corp. (New)            2,000           96
U.S. Home Corp. (New)*           2,200           59
U.S. Robotics, Inc.              6,800          632
UGI Corp.                        7,800          164
UMB Financial Corp.              4,816          208
UNR Industries, Inc.            12,200          101
US Filter Corp. (New)            5,700          133
USA Waste Services, Inc.*       13,907          292
USAir Group, Inc.*              17,200          234
UST Corp.*                       4,400           61
Ultratech Stepper Inc.           4,700          188
UniFirst Corp.                   3,900           55
Unicom Corp.                     2,400           79
Union Planters Corp.             7,788          239
Uniroyal Chemical Corp.*         5,400           42
United Bankshares, Inc.          2,500           76
United Carolina Bancshares
 Corp.                           3,300          118
United Companies Financial
 Corp.                           6,440          181
United Illuminating Co.          3,400          129
United Insurance Companies,
 Inc.                            9,300          156
United International Holdings
 Inc.*                           4,900           74
United Meridian Corp.*           6,600          111
United Stationers Inc.           3,990          155
United Television, Inc.          2,400          205
United Waste Systems, Inc.*      3,500          138
United Water Resources Inc.      9,300          117
United Wisconsin Services,
 Inc.                            2,500           62
Unitrode Corp.*                  2,300           62
Univar Corp.                     4,300           58
Universal Health Services,
 Inc. Class B*                   3,300          124
VLSI Technology, Inc.*           7,500          176
Valassis Communications,
 Inc.*                          10,600          147
Valley National Bancorp          7,824          191
Valmont Industries, Inc.         3,300           80
Value City Department Stores,
 Inc.*                           5,900           35
Value Health, Inc.*              2,338           53
Value Line, Inc.                 2,100           70
Varco International, Inc.*       9,900           90
Vencor, Inc.                    11,687          324
Ventritex, Inc.*                 5,000           98
VeriFone, Inc.*                  5,500          149
Vertex Pharmaceuticals, Inc.*    4,300           71
Vesta Insurance Group Inc.       4,500          182
Vicor Corp.                      8,600          173
Vigoro Corp.                     4,100          178
Vintage Petroleum, Inc.          5,200          105
Vital Signs Inc.                 2,900           53
Vitalink Pharmacy Services,
 Inc.*                           2,600           48
Vivra, Inc.                      5,400          178
WD-40 Co.                        1,700           67
WHX Corp.*                      11,700          121
WICOR, Inc.                      3,600          107
WLR Foods, Inc.                  3,450           48
WMS Industries Inc.*             5,800          114
WPS Resources Corp.              6,000          187
Waban, Inc.*                     8,100          127
Wabash National Corp.            4,900          124
Wallace Computer Services,
 Inc.                            4,600          259
Wang Laboratories, Inc.*         8,300          140

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Washington Energy Co.            5,300     $     97
Washington National Corp.        4,900          111
Watkins-Johnson Co.              2,500          120
Watson Pharmaceuticals Inc.*     8,556          385
Watts Industries, Inc. Class
 A                               6,600          136
Wausau Paper Mills Co.           7,056          171
Weatherford Enterra Inc.*       12,654          305
Webb (Del) Corp.                 4,200           87
Weirton Steel Corp.*             8,300           37
Wellman, Inc.                      300            7
Werner Enterprises, Inc.         6,300          119
West Company, Inc.               3,400           84
WestPoint Stevens, Inc.          8,100          173
Westamerica Bancorp              2,400           95
Westcorp, Inc.                   5,596           94
Westcott Communications,
 Inc.*                           4,000           56
Western Gas Resources, Inc.      5,400           84
Western Publishing Group
 Inc.*                           4,800           39
Western Waste Industries*        6,200          122
Westinghouse Air Brake
 Co. (New)*                      6,600           58
Westwood One, Inc.*              7,900          125
Whitney Holding Corp.            3,200           98
Williams Companies, Inc.           206            8
Williams-Sonoma, Inc.            6,200          109
Winnebago Industries, Inc.       4,100           33
Wisconsin Central
 Transportation Corp.              500           30
Wolverine Tube Inc.*             3,800          135
Wolverine World Wide, Inc.       3,600          108
Wonderware Corp.*                2,600           83
Work Recovery Inc.*             13,000           17
World Acceptance Corp.           5,300           69
Wyle Laboratories                3,000          128
Wyman-Gordon Co.*                8,700          110
X-Rite, Inc.                     4,500           69
Yankee Energy System, Inc.       1,900           41
Yellow Corp.                     7,100           94
Zale Corp. (New)*                8,000          119
Zebra Technologies Corp.
 Class A*                        3,200          190
Zeigler Coal Holding Co.         6,700           79
Zenith Electronics Corp.*       11,100           93
Zenith National Insurance
 Corp.                           4,300          100
Zero Corp.                       3,600           55
Zilog, Inc.*                     4,100          146
Zions Bancorp                    3,500          243
Zurn Industries, Inc.            5,000          108
                                           --------
TOTAL COMMON STOCK
 (Cost $107,206)                            120,832
                                           --------

                             Maturity       Value
                              (000s)        (000s)
                             ---------     --------
REPURCHASE AGREEMENT--1.1%
State Street Bank & Trust 4.75%
 Dated 10/31/95
 Due 11/01/95 Collateralized
 By:
 U.S. Treasury Bond
 $940,000 Par; 12%
 Due 8/15/13                    $1,400     $  1,400
                                           --------
TOTAL REPURCHASE AGREEMENT
 (Cost $1,400)                                1,400
                                           --------
TOTAL INVESTMENTS -- 100.1%
 (Cost $108,606)                            122,232
                                           --------
OTHER ASSETS AND
 LIABILITIES -- (0.1%)
 Other Assets                                   325
 Liabilities                                   (483)
                                           --------
                                               (158)
                                           --------
NET ASSETS -- 100.0%
Applicable to 10,431,988
 outstanding $0.00001
 par value shares
 (unlimited shares authorized)             $122,074
                                           ========
NET ASSET VALUE PER SHARE                    $11.70
                                             ======


------------------

*Non-Income Producing Security

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF OPERATIONS (in thousands)
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                      $  1,072
  Interest                                                            133
                                                                 --------
     Total investment income                                        1,205
                                                                 --------
Expenses:
  Investment advisory and administration fee                          447
  Transfer agency and shareholder service fees                        223
  Custodian fees                                                       95
  Registration fees                                                    46
  Professional fees                                                    25
  Shareholder reports                                                  35
  Trustees' fees                                                       21
  Amortization of deferred organization costs                          15
  Insurance and other expenses                                          5
                                                                 --------
                                                                      912
Less expenses reduced                                                (303)
                                                                 --------
     Total expenses incurred by Fund                                  609
                                                                 --------
Net investment income                                                 596
                                                                 --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments                               27,327
  Cost of investments sold                                        (27,036)
                                                                 --------
     Net realized gain on investments sold                            291
                                                                 --------
Change in net unrealized appreciation on investments:
  Beginning of period                                                 597
  End of period                                                    13,626
                                                                 --------
     Increase in net unrealized appreciation on investments        13,029
                                                                 --------
Net gain on investments                                            13,320
                                                                 --------
Increase in net assets resulting from operations                 $ 13,916
                                                                 ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                           For the period
                                              For the     December 3, 1993
                                            year ended    (commencement of
                                            October 31,    operations) to
                                               1995       October 31, 1994
                                            -----------   ----------------
Operations:
  Net investment income                      $     596        $    353
  Net realized gain (loss) on
     investments sold                              291            (528)
  Increase in net unrealized appreciation
     on investments                             13,029             597
                                              --------        --------
  Increase in net assets resulting from
     operations                                 13,916             422
                                              --------        --------
Dividends to shareholders from
  net investment income                           (408)            (57)
                                              --------        --------
Capital Share Transactions:
  Proceeds from shares sold                     64,687          78,646
  Net asset value of shares issued in
     reinvestment of dividends                     364              53
  Early withdrawal fees                             41              27
  Less payments for shares redeemed            (24,654)        (10,963)
                                              --------        --------
  Increase in net assets from capital
     share transactions                         40,438          67,763
                                              --------        --------
Total increase in net assets                    53,946          68,128
Net Assets:
  Beginning of period                           68,128              --
                                              --------        --------
  End of period (including undistributed
     net investment income of $484 and
     $296, respectively)                     $ 122,074        $ 68,128
                                              ========        ========
Number of Fund Shares:
  Sold                                           5,910           7,884
  Reinvested                                        38               5
  Redeemed                                      (2,296)         (1,109)
                                              --------        --------
  Net increase in shares outstanding             3,652           6,780
Shares Outstanding:
  Beginning of period                            6,780              --
                                              --------        --------
  End of period                                 10,432           6,780
                                              ========        ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND

The Schwab Small-Cap Index Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers -- the Schwab International Index Fund(TM), the Schwab Asset Director(R)-High Growth Fund, the Schwab Asset Director(R)-Conservative Growth Fund and the Schwab Asset Director(R)-Balanced Growth Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(TM), an index created to represent the performance of the second 1,000 largest publicly traded common stocks issued by United States companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund's investment manager pursuant to Board of Trustees' guidelines. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions and investment income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                14
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $13,626,000, of which $22,090,000 related to appreciated securities and $8,464,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .50% of the first $300 million of average daily net assets and .45% of such assets over $300 million. Under this agreement, the Fund incurred investment advisory and administration fees of $447,000 during the year ended October 31, 1995, before the Investment Manager reduced its fee (see Note 5).

Sub-advisory agreement -- Prior to May 1, 1995, the Investment Manager had a sub-advisory agreement with Dimensional Fund Advisors Inc. ("Dimensional"), under which Dimensional performed day-to-day portfolio management for the Fund. Dimensional did not receive compensation directly from the Fund. However, the Investment Manager did pay Dimensional an annual fee, payable monthly, of .10% of the first $300 million of average daily net assets and .05% of such assets over $300 million.

Effective May 1, 1995, the sub-advisory agreement for the Fund was terminated and the Investment Manager assumed day-to-day portfolio management responsibility for the Fund.

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of the average daily net assets for transfer agency services and .20% of such assets for shareholder services. For the year ended October 31, 1995, the Fund incurred transfer agency and shareholder service fees of $223,000, before Schwab reduced its fees (see Note
5).

Officers and trustees -- During the period, certain officers and trustees of the Trust were also officers or directors of the Investment Manager and/or Schwab. During the year ended October 31, 1995, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $21,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. BORROWING AGREEMENT

The Trust has an arrangement with State Street Bank and Trust Company, the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended October 31, 1995, no borrowings were made under this arrangement.

5. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended October 31, 1995, the total of such fees reduced by the Investment Manager was $115,000 and the total of such fees reduced by Schwab was $188,000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated $69,455,000 and $27,327,000, respectively, for the year ended October 31, 1995.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a .50% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended October 31, 1995, total early withdrawal fees retained by the Fund amounted to $41,000.

8. COMPOSITION OF NET ASSETS

At October 31, 1995, net assets consisted of:

Capital paid in                                               $108,201,000
Accumulated undistributed net investment income                    484,000
Accumulated net realized loss on investments sold                 (237,000)
Net unrealized appreciation on investments                      13,626,000
                                                              ------------

     Total                                                    $122,074,000
                                                              ============

At October 31, 1995, the Fund's Statement of Net Assets included receivable for Fund shares sold of $194,000 in addition to liabilities of $346,000 for securities purchased, $48,000 for Fund shares redeemed and $29,000 for investment advisory and administration fee payable.

SchwabFunds(R)                                                                16
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                   For the period
                                                                  December 3, 1993
                                                  For the         (commencement of
                                                 year ended        operations) to
                                              October 31, 1995    October 31, 1994
                                              ----------------   ------------------
Net asset value at beginning of period            $  10.05            $  10.00
Income from Investment Operations
-----------------------------------
  Net investment income                                .10                 .06
  Net realized and unrealized gain
    on investments                                    1.61                  --
                                                  --------             -------
  Total from investment operations                    1.71                 .06
Less Distributions
-----------------
  Dividends from net investment income                (.06)               (.01)
  Distributions from realized gain on
    investments                                         --                  --
                                                  --------             -------
  Total distributions                                 (.06)               (.01)
                                                  --------             -------
Net asset value at end of period                  $  11.70            $  10.05
                                                  ========             =======
Total return (%)                                     17.11                 .63
----------------
Ratios/Supplemental Data
--------------------------
  Net assets, end of period (000s)                $122,074            $ 68,128
  Ratio of expenses to average net assets
    (%)                                                .68                 .67*
  Ratio of net investment income to
    average net assets (%)                             .68                 .68*
  Portfolio turnover rate (%)                           24                  16

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995 and 1994, would have been 1.02% and 1.19%*, respectively, and the ratio of net investment income to average net assets would have been .34% and .16%*, respectively.

* Annualized

SchwabFunds(R)                                                                17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Board of Trustees
and Shareholders of the Schwab Small-Cap Index Fund(R)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab Small-Cap Index Fund (one of the series constituting Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
November 22, 1995

                    1995 SPECIAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   NOTICE TO CORPORATE SHAREHOLDERS
   100% of the Fund's distributions for the fiscal year ended October 31,
   1995 qualify for the corporate dividends received deduction.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholder
of the Schwab Asset Director(R) - High Growth Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Schwab Asset Director - High Growth Fund (the "Fund"), a series of Schwab Capital Trust, at October 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




/s/ Price Waterhouse LLP
------------------------
Price Waterhouse
San Francisco, California
November 22, 1995

                  SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995


Cash                                                                    $  1,000

Deferred organization costs                                               17,810

Payable to Charles Schwab Investment Management, Inc.                    (17,810)
                                                                        --------

Net Assets                                                              $  1,000
                                                                        ========

Number of shares of beneficial interest issued and
    outstanding, $0.00001 par value (unlimited shares authorized)            100
                                                                        ========

Net Asset Value and Offering Price Per Share at October 31, 1995        $  10.00
                                                                        ========



The Notes to the Statement of Assets and Liabilities are an integral part of this financial statement.

                  SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.       ORGANIZATION

The Schwab Asset Director - High Growth Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, no-load, management investment company. The Trust was established on May 7, 1993 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust. As of October 31, 1995, the Fund has had no operations other than activities relating to its organization and the registration of its shares of beneficial interest under the Securities Act of 1933 and the sale and issuance of 100 shares to Charles Schwab & Co., Inc. at $10.00 per share.

In addition to the Fund, the Trust also offers the Schwab International Index Fund(TM), the Schwab Small-Cap Index Fund(R), the Schwab Asset Director-Balanced Growth Fund and the Schwab Asset Director -Conservative Growth Fund.

2.       INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager") under which the Fund will pay a fee for investment advisory and administrative services upon commencement of the Fund. For advisory services and facilities furnished, the Fund will pay an annual fee, payable, monthly, of .74% of the first $1 billion of average daily net assets, .69% of such net assets over $1 billion, and .64% of such net assets in excess of $2 billion.

The Investment Manager has executed a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony"), a wholly-owned subsidiary of BARRA, Inc. Under this agreement, Symphony will be responsible for recommending the target asset allocation mix for the tactical asset allocation component of the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Manager will pay Symphony an annual fee, payable monthly, of .08% of the first $100 million of aggregate average daily net assets of the three Asset Director Funds, .06% of such net assets of the next $150 million, .04% of such net assets of the next $600 million and .02% of such net assets over $850 million.

The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"), under which the Fund will pay fees for transfer agency and shareholder services. Upon commencement of operations, Schwab will receive an annual fee, payable monthly, of .05% of average daily net assets for transfer agency services and .20% of such net assets for shareholder services.

                  SCHWAB ASSET DIRECTOR(R) - HIGH GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

The Investment Manager and Schwab are, respectively, direct and indirect wholly-owned subsidiaries of The Charles Schwab Corporation.

3.       DEFERRED ORGANIZATION COSTS

Costs incurred in connection with the Fund's organization have been incurred by the Investment Manager and are an obligation to be paid by the Fund. These costs will be amortized over the period of benefit, but not to exceed 60 months from the commencement of operations of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholder
of the Schwab Asset Director(R) - Balanced Growth Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Schwab Asset Director - Balanced Growth Fund (the "Fund"), a series of Schwab Capital Trust, at October 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




/s/ Price Waterhouse LLP
------------------------
Price Waterhouse
San Francisco, California
November 22, 1995

                SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995


Cash                                                                    $  1,000

Deferred organization costs                                               17,810

Payable to Charles Schwab Investment Management, Inc.                    (17,810)
                                                                        --------

Net Assets                                                              $  1,000
                                                                        ========

Number of shares of beneficial interest issued and
    outstanding, $0.00001 par value (unlimited shares authorized)            100
                                                                        ========

Net Asset Value and Offering Price Per Share at October 31, 1995        $  10.00
                                                                        ========


The Notes to the Statement of Assets and Liabilities are an integral part of this financial statement.

                SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.       ORGANIZATION

The Schwab Asset Director - Balanced Growth Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, no-load, management investment company. The Trust was established on May 7, 1993 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust. As of October 31, 1995, the Fund has had no operations other than activities relating to its organization and the registration of its shares of beneficial interest under the Securities Act of 1933 and the sale and issuance of 100 shares to Charles Schwab & Co., Inc. at $10.00 per share.

In addition to the Fund, the Trust also offers the Schwab International Index Fund(TM), the Schwab Small-Cap Index Fund(R), the Schwab Asset Director - High Growth Fund and the Schwab Asset Director - Conservative Growth Fund.

2.       INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager") under which the Fund will pay a fee for investment advisory and administrative services upon commencement of the Fund. For advisory services and facilities furnished, the Fund will pay an annual fee, payable, monthly, of .74% of the first $1 billion of average daily net assets, .69% of such net assets over $1 billion, and .64% of such net assets in excess of $2 billion.

The Investment Manager has executed a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony"), a wholly-owned subsidiary of BARRA, Inc. Under this agreement, Symphony will be responsible for recommending the target asset allocation mix for the tactical asset allocation component of the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Manager will pay Symphony an annual fee, payable monthly, of .08% of the first $100 million of aggregate average daily net assets of the three Asset Director Funds, .06% of such net assets of the next $150 million, .04% of such net assets of the next $600 million and .02% of such net assets over $850 million.

The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"), under which the Fund will pay fees for transfer agency and shareholder services. Upon commencement of operations, Schwab will receive an annual fee, payable monthly, of .05% of average daily net assets for transfer agency services and .20% of such net assets for shareholder services.

                SCHWAB ASSET DIRECTOR(R) - BALANCED GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

The Investment Manager and Schwab are, respectively, direct and indirect wholly-owned subsidiaries of The Charles Schwab Corporation.

3.       DEFERRED ORGANIZATION COSTS

Costs incurred in connection with the Fund's organization have been incurred by the Investment Manager and are an obligation to be paid by the Fund. These costs will be amortized over the period of benefit, but not to exceed 60 months from the commencement of operations of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Trustees and Shareholder
of the Schwab Asset Director(R) - Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Schwab Asset Director - Conservative Growth Fund (the "Fund"), a series of Schwab Capital Trust, at October 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




/s/ Price Waterhouse LLP
------------------------
Price Waterhouse
San Francisco, California
November 22, 1995

              SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1995


Cash                                                                    $  1,000

Deferred organization costs                                               17,810

Payable to Charles Schwab Investment Management, Inc.                    (17,810)
                                                                        --------

Net Assets                                                              $  1,000
                                                                        ========

Number of shares of beneficial interest issued and
    outstanding, $0.00001 par value (unlimited shares authorized)            100
                                                                        ========

Net Asset Value and Offering Price Per Share at October 31, 1995        $  10.00
                                                                        ========


The Notes to the Statement of Assets and Liabilities are an integral part of this financial statement.

              SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.       ORGANIZATION

The Schwab Asset Director - Conservative Growth Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, no-load, management investment company. The Trust was established on May 7, 1993 under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust. As of October 31, 1995, the Fund has had no operations other than activities relating to its organization and the registration of its shares of beneficial interest under the Securities Act of 1933 and the sale and issuance of 100 shares to Charles Schwab & Co., Inc. at $10.00 per share.

In addition to the Fund, the Trust also offers the Schwab International Index Fund(TM), the Schwab Small-Cap Index Fund(R), the Schwab Asset Director - High Growth Fund and the Schwab Asset Director - Balanced Growth Fund.

2.       INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager") under which the Fund will pay a fee for investment advisory and administrative services upon commencement of the Fund. For advisory services and facilities furnished, the Fund will pay an annual fee, payable, monthly, of .74% of the first $1 billion of average daily net assets, .69% of such net assets over $1 billion, and .64% of such net assets in excess of $2 billion.

The Investment Manager has executed a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony"), a wholly-owned subsidiary of BARRA, Inc. Under this agreement, Symphony will be responsible for recommending the target asset allocation mix for the tactical asset allocation component of the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Manager will pay Symphony an annual fee, payable monthly, of .08% of the first $100 million of aggregate average daily net assets of the three Asset Director Funds, .06% of such net assets of the next $150 million, .04% of such net assets of the next $600 million and .02% of such net assets over $850 million.

The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"), under which the Fund will pay fees for transfer agency and shareholder services. Upon commencement of operations, Schwab will receive an annual fee, payable monthly, of .05% of average daily net assets for transfer agency services and .20% of such net assets for shareholder services.

              SCHWAB ASSET DIRECTOR(R) - CONSERVATIVE GROWTH FUND
                       (A SERIES OF SCHWAB CAPITAL TRUST)
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

The Investment Manager and Schwab are, respectively, direct and indirect wholly-owned subsidiaries of The Charles Schwab Corporation.

3.       DEFERRED ORGANIZATION COSTS

Costs incurred in connection with the Fund's organization have been incurred by the Investment Manager and are an obligation to be paid by the Fund. These costs will be amortized over the period of benefit, but not to exceed 60 months from the commencement of operations of the Fund.

                                     PART C
                               OTHER INFORMATION


                               FEBRUARY 28, 1996


                              SCHWAB CAPITAL TRUST


Item 24.      Financial Statements and Exhibits.


     (a) Financial Statements for the Schwab International Index Fund(TM) and the Schwab Small-Cap Index Fund(R)


              -- Included in Part A for the Schwab International Index Fund and the Schwab Small-Cap Index Fund


                      --       Financial Highlights


              --      Included in Part B, Statement of Additional Information:


                      -- Statement of Net Assets for the Schwab International Index Fund as of October 31, 1995 (Audited)


                      -- Statement of Operations for the Schwab International Index Fund for the year ended October 31, 1995 (Audited)


                      -- Statement of Changes in Net Assets for the Schwab International Index Fund for the year ended October 31, 1995 (Audited)


                      -- Notes to Financial Statements the for Schwab International Index Fund for the year ended October 31, 1995 (Audited)


                      -- Report of the Independent Accountants for the Schwab International Index Fund, dated November 22, 1995


                      -- Statement of Net Assets for the Schwab Small-Cap Index Fund for the year ended October 31, 1995 (Audited)


                      -- Statement of Operations for the Schwab Small-Cap Index Fund for the year ended October 31, 1995 (Audited)


                      -- Statement of Changes in Net Assets for the Schwab Small-Cap Index Fund for the year ended October 31, 1995 (Audited)


                      -- Notes to Financial Statements for the Schwab Small-Cap Index Fund for the year ended October 31, 1995 (Audited)

                      -- Report of the Independent Accountants for Schwab Small-Cap Index Fund, dated November 22, 1995


                      -- Statement of Assets and Liabilities for the Schwab Asset Director--High Growth Fund as of October 31, 1995 (Audited)


                      -- Notes to Statement of Assets and Liabilities for the Schwab Asset Director--High Growth Fund as of October 31, 1995 (Audited)


                      -- Report of the Independent Accountants for the Schwab Asset Director--High Growth Fund, dated November 22, 1995


                      -- Statement of Assets and Liabilities for the Schwab Asset Director--Balanced Growth Fund as of October 31, 1995 (Audited)


                      -- Notes to Statement of Assets and Liabilities for the Schwab Asset Director--Balanced Growth Fund as of October 31, 1995 (Audited)


                      -- Report of the Independent Accountants for the Schwab Asset Director--Balanced Growth Fund, dated November 22, 1995


                      -- Statement of Assets and Liabilities for the Schwab Asset Director--Conservative Growth Fund as of October 31, 1995 (Audited)



                      -- Notes to Statement of Assets and Liabilities for the Schwab Asset Director--Conservative Growth Fund as of October 31, 1995 (Audited)


                      -- Report of the Independent Accountants for the Schwab Asset Director--Conservative Growth Fund, dated November 22, 1995


    (b)               Exhibits:

      (1)             --          Agreement and Declaration of Trust is
                                  incorporated by reference to Exhibit (1) to Registrant's Registration Statement on Form
                                  N-1A, filed on May 10, 1993


      (2)             --          Amended and Restated Bylaws are filed
                                  herewith


      (3)             --          Inapplicable

      (4)    (a)      --          Article III, Section 5, Article V, Article
                                  VI, Article VIII, Section 4 and Article IX,
                                  Sections 1, 5 and 7 of the Agreement and
                                  Declaration of Trust is incorporated by
                                  reference to Exhibit (1) to Registrant's
                                  Registration Statement on Form N-1A, filed on
                                  May 10, 1993


             (b)      --          Articles 9 and 11 of the Amended and Restated
                                  Bylaws are filed herewith under Exhibit (2)

      (5)    (a)      --          Investment Advisory and Administration
                                  Agreement between Registrant and Charles
                                  Schwab Investment Management, Inc. (the
                                  "Investment Manager") is incorporated by
                                  reference to Exhibit (5)(a) to Post-Effective
                                  Amendment No. 4 to Registrant's Registration
                                  Statement on Form N-1A, filed on February 24,
                                  1995

             (b)      --          Revised Schedules to Investment Advisory and
                                  Administration Agreement referred to at
                                  Exhibit (5)(a) above are filed herewith


             (c)      --          Investment Sub-Advisory Agreement between
                                  Investment Manager and Symphony Asset
                                  Management, Inc.  ("Symphony") is
                                  incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 6 to
                                  Registrant's Registration Statement on Form
                                  N-1A, filed on December 15, 1995


      (6)    (a)      --          Distribution Agreement between Registrant and
                                  Charles Schwab & Co., Inc. ("Schwab") is incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 1 to
                                  Registrant's Registration Statement on Form
                                  N-1A, filed on August 16, 1993

             (b)      --          Revised Schedule to the Distribution
                                  Agreement referred to at Exhibit (6)(a) above is filed herewith

      (7)             --          Inapplicable

      (8)    (a)      --          Custodian Agreement between Registrant and
                                  State Street Bank and Trust Company is
                                  incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 2 to
                                  Registrant's Registration Statement on Form
                                  N-1A, filed on February 25, 1994


             (b)      --          Revised Schedules to the Custodian Agreement
                                  referred to at Exhibit (8)(a) above are
                                  incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 6 to
                                  Registrant's Registration Statement on Form
                                  N-1A, filed on December 15, 1995


             (c)      --          Custodian Services Agreement between
                                  Registrant, on behalf of the Schwab S&P 500
                                  Fund, and PNC Bank, National Association is filed herewith


             (d)      --          Accounting Services Agreement between
                                  Registrant, on behalf of the Schwab S&P 500
                                  Fund, and PFPC Inc. is filed herewith


             (e)      --          Transfer Agency Agreement between Registrant
                                  and Schwab is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment
                                  No. 1 to Registrant's Registration Statement on Form N-1A, filed on August 16, 1993

             (f)       --         Revised Schedules to the Transfer Agency
                                  Agreement referred to at Exhibit (8)(e) above are filed herewith


             (g)      --          Shareholder Service Agreement between
                                  Registrant and Schwab is incorporated by
                                  reference to Exhibit (8)(c) to Post-Effective
                                  Amendment No. 1 to Registrant's Registration
                                  Statement on Form N- 1A, filed on August 16,
                                  1993


             (h)      --          Revised Schedules to the Shareholder Service
                                  Agreement referred to at Exhibit (8)(g) above are filed herewith


      (9)             --          License Agreement between Schwab Capital
                                  Trust and Standard & Poor's is incorporated by reference to Exhibit (9) to Post-Effective
                                  Amendment No. 6 to Registrant's Registration
                                  Statement on Form N- 1A, filed on December
                                  15, 1995


      (10)            --          Opinion and Consent of Ropes & Gray as to
                                  legality of the securities being registered is incorporated by reference to Registrant's
                                  Rule 24f-2 Notice, filed on December 18, 1995


      (11)   (a)      --          Consent of Ropes & Gray is filed herewith

             (b)      --          Consent of Price Waterhouse LLP, Independent
                                  Accountants, is filed herewith

      (12)            --          Inapplicable

      (13)   (a)      --          Purchase Agreement for the Schwab
                                  International Index Fund(TM) is incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 1 to
                                  Registrant's Registration Statement on Form
                                  N- 1A, filed on August 16, 1993


             (b)      --          Purchase Agreement for the Schwab Small-Cap
                                  Index Fund(R) is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment
                                  No. 2 to Registrant's Registration Statement on Form N-1A, filed on February 25, 1994


             (c)      --          Purchase Agreement for the Asset Director
                                  Funds is incorporated by reference to Exhibit
                                  (13)(c) to Post-Effective Amendment No. 6 to
                                  Registrant's Registration Statement on Form
                                  N-1A, filed on December 15, 1995


             (d)      --          Purchase Agreement for the Schwab S&P 500
                                  Fund--Investor Shares and e.Shares is filed herewith


      (14)            --          Inapplicable

      (15)            --          Inapplicable

      (16)   (a)      --          Performance calculation for the Schwab
                                  International Index Fund is incorporated by reference to Exhibit (16) to Post-Effective
                                  Amendment No. 2 to Registrant's Registration
                                  Statement on Form N- 1A, filed on February
                                  25, 1994


             (b)      --          Performance calculation for the Schwab
                                  Small-Cap Index Fund is incorporated by
                                  reference to Exhibit (16)(b) to
                                  Post-Effective Amendment No. 4 to
                                  Registrant's Registration Statement on Form
                                  N-1A, filed on February 24, 1995


      (18)            --          Multiple Class Plan for the Schwab S&P 500
                                  Fund--Investor Shares and e.Shares dated
                                  February 28, 1996 is filed herewith


      (27)   (a)      --          Financial Data Schedule for the Schwab
                                  International Index Fund is filed herewith


             (b)      --          Financial Data Schedule for the Schwab
                                  Small-Cap Index Fund is filed herewith


             (c)      --          Financial Data Schedule for the Schwab Asset
                                  Director--High Growth Fund is filed herewith


             (d)      --          Financial Data Schedule for the Schwab Asset
                                  Director--Balanced Growth Fund is filed
                                  herewith


             (e)      --          Financial Data Schedule for the Schwab Asset
                                  Director--Conservative Growth Fund is filed herewith


Item 25.     Persons Controlled by or under Common Control with Registrant.


      The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Manager, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 26.     Number of Holders of Registrant's Securities.


      As of January 31, 1996, the number of record holders of shares of beneficial interest for the series of Registrant was:


        Name of Fund/Class                         Number of Record Holders
        ------------------                         ------------------------
        Schwab International Index Fund(TM)        1 (for the benefit of 28,058
                                                   accounts)

        Schwab Small-Cap Index Fund(R)             1 (for the benefit of 22,495
                                                   accounts)

        Schwab Asset Director(R)--High Growth      1 (for the benefit of 13,010
        Fund                                       accounts)

        Schwab Asset Director(R)--Balanced         1 (for the benefit of 7,762
        Growth Fund                                accounts)

        Schwab Asset Director(R)-Conservative      1 (for the benefit of 2,711
        Growth Fund                                accounts)

        Schwab S&P 500 Fund--Investor Shares       0

        Schwab S&P 500 Fund--e.Shares              0


Item 27.     Indemnification.

      Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

       Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.     Business and Other Connections of Investment Manager.


      (a) Information pertaining to business and other connections of Registrant's Investment Manager is incorporated by reference to the Prospectus section captioned "Management of the Fund" and to the section of the Statement of Additional Information captioned "Management of the Trust" for the Schwab International Index Fund(TM) and the Schwab Small-Cap Index Fund(R).


             Information pertaining to business and other connections of Registrant's Investment Manager and sub-adviser is incorporated by reference to the Prospectus section captioned "Management Functions and Responsibilities" and to the section of the Statement of Additional Information captioned "Management of the Trust" for the Schwab Asset Director--High Growth Fund, the Schwab Asset Director--Balanced Growth Fund and the Schwab Asset Director--Conservative Growth Fund (collectively, the "Asset Director Funds").


             Information pertaining to business and other connections of Registrant's Investment Manager and is incorporated by reference to the Prospectus section captioned "Management Functions and Responsibilities" and to the section of the Statement of Additional Information captioned "Management of the Trust" for the Schwab S&P 500 Fund.


             Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to The Charles Schwab Family of Funds, also serves as the Investment Manager to Schwab Investments and Schwab Annuity Portfolios, each an open-end management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future.


             Registrant's sub-investment adviser for the Asset Director Funds is Symphony. Symphony was formed on March 30, 1994 and, as of January 31, 1996, manages over $600 million. BARRA, Inc. owns 100% of the outstanding stock of Symphony.


      (b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

Name and Position
 with Registrant                     Name of Company                       Capacity
-----------------                    ---------------                       --------
Charles R. Schwab,                   Charles Schwab & Co., Inc.            Founder, Chairman and Director
Chairman and Trustee
                                     The Charles Schwab Corporation        Chairman, Chief Executive Officer
                                                                           and Director

Name and Position
 with Registrant                     Name of Company                        Capacity
-----------------                    ---------------                        --------
                                     Charles Schwab Investment Management,  Chairman and Director
                                     Inc.

                                     The Charles Schwab Trust               Chairman and Director
                                     Company

                                     Mayer & Schweitzer, Inc.               Chairman and Director; Chairman
                                                                            (officer position) until December
                                                                            1995

                                     The Gap, Inc.                          Director

                                     Transamerica Corporation               Director

                                     AirTouch Communications                Director


Lawrence J. Stupski                  Charles Schwab & Co., Inc.             Director until February 1995; Vice
                                                                            Chairman until August 1994

                                     The Charles Schwab Corporation         Vice Chairman and Director; Chief
                                                                            Operating Officer until March 1994

                                     Mayer & Schweitzer, Inc.               Director until February 1995

                                     The Charles Schwab Trust               Director
                                     Company

David S. Pottruck                    Charles Schwab & Co., Inc.             President, Chief Executive
                                                                            Officer, and Director

                                     The Charles Schwab Corporation         President, Chief Operating
                                                                            Officer, and Director

                                     Charles Schwab Investment Management,  Director
                                     Inc.

                                     Mayer & Schweitzer, Inc.               Chairman, Chief Executive
                                                                            Officer and Director


Ronald W. Readmond                   Charles Schwab & Co., Inc.             Vice Chairman and Director until
                                                                            January 1996; Senior Executive
                                                                            Vice President and Chief Operating
                                                                            Officer until January 1995

E

Name and Position
 with Registrant                     Name of Company                        Capacity
-----------------                    ---------------                        --------
                                     The Charles Schwab Corporation         Executive Vice President until
                                                                            January 1996; Senior Executive
                                                                            Vice President until January 1995

                                     Mayer & Schweitzer, Inc.               Director until January 1996


John P. Coghlan                      Charles Schwab & Co., Inc.             Executive Vice President - Schwab
                                                                            Institutional

                                     The Charles Schwab Corporation         Executive Vice President - Schwab
                                                                            Institutional

                                     The Charles Schwab Trust Company       Director and Executive Vice
                                                                            President


A. John Gambs,                       Charles Schwab & Co., Inc.             Executive Vice President, Chief
Treasurer and Principal Financial                                           Financial Officer and Director
Officer
                                     The Charles Schwab Corporation         Executive Vice President and Chief
                                                                            Financial Officer

                                     Charles Schwab Investment Management,  Chief Financial Officer and
                                     Inc.                                   Director

                                     The Charles Schwab Trust               Chief Financial Officer
                                     Company
                                     Mayer & Schweitzer, Inc.               Director


Dawn G. Lepore                       Charles Schwab & Co., Inc.             Executive Vice President and Chief
                                                                            Information Officer

                                     The Charles Schwab Corporation         Executive Vice President and Chief
                                                                            Information Officer

Daniel O. Leemon                     The Charles Schwab Corporation         Executive Vice President -
                                                                            Business Strategy

                                     Charles Schwab & Co., Inc.             Executive Vice President -
                                                                            Business Strategy


Timothy F. McCarthy,                 Charles Schwab Investment Management,  Chief Executive Officer
Trustee and President                Inc.

Name and Position
 with Registrant                     Name of Company                        Capacity
-----------------                    ---------------                        --------
                                     Charles Schwab & Co., Inc.             Executive Vice President - Mutual
                                                                            Funds

                                     The Charles Schwab Corporation         Executive Vice President - Mutual
                                                                            Funds

                                     Jardine Fleming Unit Trusts Ltd.       Chief Executive Officer until
                                                                            October 1995

                                     Fidelity Investment Advisor Group      President until 1994


Tom D. Seip                          Charles Schwab & Co., Inc.             Executive Vice President - Retail
                                                                            Brokerage

                                     The Charles Schwab Corporation         Executive Vice President - Retail
                                                                            Brokerage

                                     Charles Schwab Investment Management,  President and Chief Operating
                                     Inc.                                   Officer until 1994


Elizabeth G. Sawi                    Charles Schwab & Co., Inc.             Executive Vice President -
                                                                            Electronic Brokerage

                                     The Charles Schwab Corporation         Executive Vice President -
                                                                            Electronic Brokerage


John N. Tognino                      Charles Schwab & Co., Inc.             Executive Vice President - Capital
                                                                            Markets and Trading until February
                                                                            1996

                                     The Charles Schwab Corporation         Executive Vice President - Capital
                                                                            Markets and Trading until February
                                                                            1996

                                     Mayer & Schweitzer, Inc.               Director and Vice Chairman until
                                                                            February 1996

Luis E. Valencia                     Charles Schwab & Co., Inc.             Executive Vice President - Human
                                                                            Resources and Corporate Support

Name and Position
 with Registrant                     Name of Company                        Capacity
-----------------                    ---------------                        --------
                                     The Charles Schwab Corporation         Executive Vice President and
                                                                            Chief Administrative Officer

                                     Commercial Credit Corporation          Managing Director until February
                                                                            1994


Christopher V. Dodds                 Charles Schwab & Co., Inc.             Treasurer and Senior Vice
                                                                            President

                                     The Charles Schwab Corporation         Treasurer and Senior Vice
                                                                            President

                                     Mayer & Schweitzer, Inc.               Treasurer


William J. Klipp,                    Charles Schwab & Co., Inc.             Senior Vice President -
Trustee, Senior Vice President                                              SchwabFunds
and Chief Operating Officer
                                     Charles Schwab Investment Management,  President and Chief Operating
                                     Inc.                                   Officer


Stephen B. Ward,                     Charles Schwab Investment Management,  Senior Vice President and Chief
Senior Vice President and Chief      Inc.                                   Investment Officer
Investment Officer

Frances Cole,                        Charles Schwab Investment Management,  Vice President, Chief Counsel,
Secretary                            Inc.                                   Chief Compliance Officer and
                                                                            Assistant Corporate Secretary

Cynthia K. Holbrook                  The Charles Schwab Corporation         Assistant Corporate Secretary

                                     Charles Schwab & Co., Inc.             Assistant Corporate Secretary

                                     Charles Schwab Investment              Corporate Secretary
                                     Management, Inc.

                                     The Charles Schwab Trust               Assistant Corporate Secretary
                                     Company

David J. Neuman                      The Charles Schwab Trust               Corporate Secretary
                                     Company

Name and Position
 with Registrant                     Name of Company                        Capacity
-----------------                    ---------------                        --------
Mary B. Templeton                    Charles Schwab Investment Management,  Assistant Corporate Secretary
                                     Inc.

                                     The Charles Schwab Corporation         Senior Vice President, General
                                                                            Counsel and Corporate Secretary

                                     Charles Schwab & Co., Inc.             Senior Vice President, General
                                                                            Counsel and Corporate Secretary

                                     Mayer & Schweitzer                     Assistant Corporate Secretary

                                     The Charles Schwab Trust               Assistant Corporate Secretary
                                     Company                                until February 1996

David H. Lui                         Charles Schwab Investment Management,  Vice President and Senior Counsel
Assistant Secretary                  Inc.

Christina M. Perrino                 Charles Schwab Investment Management,  Vice President and Senior Counsel
Assistant Secretary                  Inc.



(c) The following information, which is believed to be accurate, is based upon information provided by Symphony. The business, profession, vocation or employment of a substantial nature in which each director and/or officer of Symphony is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:



Name                      Name of Company                           Capacity
----                      ---------------                           --------
Andrew T. Rudd            Symphony Asset Management, Inc.           Director and Chairman

                          BARRA, Inc.                               Director, Chief Executive Officer and
                                                                    Chairman

Jeffrey L. Skelton        Symphony Asset Management, Inc.           Director, Chief Executive Officer and
                                                                    President

                          BARRA, Inc.                               President, BARRA Ventures Div. until
                                                                    1994
James D. Kirsner          Symphony Asset Management, Inc.           Director

                          BARRA, Inc.                               Chief Financial Officer

Maria L. Hekker           Symphony Asset Management, Inc.           General Counsel and Secretary

                          BARRA, Inc.                               Chief Legal Officer

Name                      Name of Company                           Capacity
----                      ---------------                           --------
Neil L. Rudolph           Symphony Asset Management, Inc.           Chief Operating Officer/Chief Compliance
                                                                    Officer

                          Wells Fargo Nikko Investment Advisors     Managing Director, Chief Operating
                                                                    Officer -- Mutual Fund Group until 1994

Praveen K. Gottipalli     Symphony Asset Management, Inc.           Director of Investments

                          BARRA, Inc.                               Director of Active Strategies, 1994


Michael J. Henman         Symphony Asset Management, Inc.           Director of Business Development

                          Wells Fargo Nikko Investment Advisors     Managing Director until 1994


Item 29.     Principal Underwriter.


      (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios, and intends to act as such for any other investment company which Schwab may sponsor in the future.


      (b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

      (c)    Not applicable.

Item 30.     Location of Accounts and Records.


      All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are
maintained at the offices of:   Registrant (transfer agency and shareholder
records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's sub-investment adviser for the Asset Director Funds is Symphony Asset Management, Inc., 555 California Street, Suite 2975, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodians and fund accountants, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02180 and PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 (ledgers, receipts, and brokerage orders); or Ropes & Gray, counsel to Registrant, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005 (minute books, bylaws, and declaration of trust).

Item 31.     Management Services.

             Not applicable.


Item 32.     Undertakings.


      (a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section (16) of the 1940 Act.


      (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.


      (c) Registrant undertakes to file a post-effective amendment using financial statements, which need not be audited, for the Asset Director Funds, within four to six months from the commencement of operations for each the Schwab Asset Director-High Growth Fund, the Schwab Asset Director-Balanced Growth Fund and the Schwab Asset Director-Conservative Growth Fund.


      (d) Registrant undertakes to file a post-effective amendment using financial statements, which need not be audited, for the Schwab S&P 500 Fund, within four to six months from the commencement of operations for the Schwab S&P 500 Fund.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California, on the 27th day of February 1996.


                                       SCHWAB CAPITAL TRUST
                                       Registrant


                                       Charles R. Schwab*
                                       -----------------------------------
                                       Charles R. Schwab, Chairman


      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 27th day of February 1996.



Signature                                          Title
---------                                          -----
Charles R. Schwab*                                 Chairman and Trustee
------------------------------
Charles R. Schwab

Timothy F. McCarthy*                               President and Trustee
------------------------------
Timothy F. McCarthy

/s/ William J. Klipp                               Senior Vice President, Chief
------------------------------
William J. Klipp                                   Operating Officer and Trustee

Donald F. Dorward*                                 Trustee
------------------------------
Donald F. Dorward

Robert G. Holmes*                                  Trustee
------------------------------
Robert G. Holmes

Donald R. Stephens*                                Trustee
------------------------------
Donald R. Stephens

Michael W. Wilsey*                                 Trustee
------------------------------
Michael W. Wilsey

A. John Gambs*                                     Treasurer and Principal Financial Officer
------------------------------
A. John Gambs



*By:   /s/ William J. Klipp
       ----------------------------------------------------
       William J. Klipp, Attorney-in-Fact pursuant
       to Powers of Attorney filed previously

                                 EXHIBIT INDEX



Exhibit No.
-----------
(2)                Amended and Restated Bylaws

(5)(b)             Revised Schedules to the Investment Advisory and
                   Administration Agreement

(6)(b)             Revised Schedule to the Distribution Agreement

(8)(c)             Custodian Services Agreement

(8)(d)             Accounting Services Agreement

(8)(f)             Revised Schedules to the Transfer Agency Agreement

(8)(h)             Revised Schedules to the Shareholder Service Agreement

(11)(a)            Consent of Ropes & Gray

(11)(b)            Consent of Price Waterhouse LLP

(13)(d)            Purchase Agreement

(18)               Multiple Class Plan

(27)(a)            Financial Data Schedule for Schwab International Index
                   Fund

(27)(b)            Financial Data Schedule for Schwab Small-Cap Index Fund

(27)(c)            Financial Data Schedule for Schwab Asset Director--High
                   Growth Fund

(27)(d)            Financial Data Schedule for Schwab Asset Director--
                   Balanced Growth Fund

(27)(e)            Financial Data Schedule for Schwab Asset Director--
                   Conservative Growth Fund